As filed with the Securities and Exchange Commission on August 31, 2012

Securities Act File No. 333-182637
Investment Company Act File No. 811-22697

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 2
	Post-Effective Amendment No. __

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 2

SCS Hedged Opportunities (1099) Fund, LLC

(Exact name of Registrant as specified in Charter)

One Winthrop Square

Boston, MA 02110

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (617) 204-6400

Peter H. Mattoon
SCS Capital Management, LLC
One Winthrop Square
Boston, MA 02110
(Name and address of agent for service)

COPY TO:

Toby R. Serkin, Esq.

Bingham McCutchen, LLP

One Federal Street

Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective when declared effective pursuant to section 8 (c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee*
Limited Liability Company Units	$60,000,000	$6876

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation, or sale would be unlawful prior to notification under the securities laws of any such state.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED AUGUST 31, 2012

SCS HEDGED OPPORTUNITIES (1099) FUND, LLC

PROSPECTUS

______________
One Winthrop Square
Boston, MA  02110

SCS Hedged Opportunities (1099) Fund, LLC (the “Fund”) is a limited liability company registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.  The Fund will seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets.  Broadly defined, the equity market represents the totality of stocks that are traded on stock markets around the world.  Fixed income markets refer to bonds or other interest rate securities that trade around the world.

The Fund intends to pursue its investment objective by investing substantially all of its assets in SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a limited liability company registered under the 1940 Act as a closed-end management investment company with the same investment objective, policies and strategies as the Fund.  The Master Fund will pursue its objectives by allocating its assets among a diversified group of hedge funds managed by portfolio managers with differing styles and strategies (“Portfolio Funds”).  The Master Fund will seek to achieve capital appreciation through investments in hedge funds in two primary categories: (1) Portfolio Funds of established top-tier portfolio managers with limited capacity for new investment in which allocations are secured by the Fund; and (2) early stage Portfolio Funds managed by new or “undiscovered” portfolio managers. Under normal circumstances, the primary investment strategy of the Fund is long/short equity.  However, the Fund may opportunistically invest in Portfolio Funds that employ a variety of investment strategies, including, but not limited, to: relative value (market neutral, convertible arbitrage, statistical arbitrage, fixed-income); event driven (merger arbitrage, high yield, distressed debt, capital structure arbitrage); and other non-traditional strategies (e.g., commodities arbitrage).  For a further discussion of the Master Fund’s principal investment strategies, see “Investment Program.”

	Price to Public(1)	Maximum Sales Load(2)	Proceeds to Fund(3)
Per Unit	$25	None	$25
Aggregate Offering	$60,000,000	None	$60,000,000
_______________

(1)
Units are continuously offered on a reasonable efforts basis at a price equal to their then current net asset value (“NAV”) per Unit, plus a sales load.  The minimum initial subscription for Units is $25,000 and minimum subsequent subscriptions are $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The $25 used in the table above is the initial NAV per Unit.

(2)
SCS Capital Management LLC (the “Adviser”) may pay additional compensation, out of its own funds and not as an additional sales charge to the Fund, to selected affiliates or unaffiliated brokers, dealers or other financial intermediaries (“Intermediaries”) in connection with the sale distribution and retention of Units and/or investor account servicing.

(3)
Initial organizational and offering expenses are estimated at $96,000, which are subject to the expense limitation described in the Prospectus under “Summary of Fund Fees and Expenses.” Assuming all the Units registered pursuant to this Registration Statement are sold at with an aggregate offering price of $60,000,000, the net proceeds to the Fund after payment of the estimated offering expenses would be approximately $59,904,000.

______________

Eligible Investors.  Investments in the Fund may be made only by “Eligible Investors.” Although the limited liability company interests in the Fund (“Units”) will be registered under the Securities Act of 1933 (the “1933 Act”), only investors that satisfy the definition of “accredited investor” as defined in Regulation D under the 1933 Act will be Eligible Investors.  Eligible Investors who subscribe for Units and are admitted to the Fund by the Board of Directors of the Fund will become members of that Fund (“Investors”).

If you purchase Units of the Fund will become bound by the terms and conditions of the amended and restated limited liability company agreement of the Fund , as amended from time to time (the “LLC Agreement”).

Units are generally available for purchase as of the first Business Day (as defined below) of each calendar month, except that Units may be made available for purchase more or less frequently as determined by the Fund’s Board of Directors in its sole discretion.
______________

Risks.  An investment in the fund should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.
•	Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop.
•	Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement.
•
Although the Fund may offer to repurchase Units (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Units properly tendered will be repurchased by the Fund.

•	Units will not be redeemable at an investor’s option. As a result, an investor may not be able to sell or otherwise liquidate his or her Units.
•	Units are appropriate only for investors who can tolerate a high degree of risk and do not require a liquid investment.
•	The Portfolio Funds in which the Master Fund invests may pursue various investment strategies and are subject to special risks.
•
The Fund intends to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors.  If the Fund fails to so qualify or fails to meet certain distribution requirements, the Fund may be subject to federal income tax and/or a nondeductible 4% excise tax.

______________

This Prospectus concisely provides the information that a prospective investor should know about the Fund and the Master Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund and the Master Fund, including a statement of additional information (“SAI”) dated [______], 2012, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o SCS Financial Services, LLC or by calling (617) 204-6407. The table of contents of the SAI appears on page 55 of this Prospectus. The SAI, and other information about the Fund and the Master Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is [____] , 2012.

Page

SUMMARY	1
SUMMARY OF FEES AND EXPENSES	19
FINANCIAL HIGHLIGHTS	20
THE FUND	20
INVESTMENT PROGRAM	21
CERTAIN RISK FACTORS	29
MANAGEMENT OF THE FUND	43
CONFLICTS OF INTEREST	45
VOTING	46
SUBSCRIPTIONS FOR INTERESTS	46
REDEMPTION, REPURCHASES OF UNITS AND TRANSFERS	47
CALCULATION OF NET ASSET VALUE; VALUATION	51
ADMINISTRATOR	52
CUSTODIAN	52
TAX MATTERS	52
INQUIRIES	58
TABLE OF CONTENTS OF THE SAI	58

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in SCS Hedged Opportunities (1099) Fund, LLC (the “Fund”).  Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus the Fund’s statement of additional information (the “SAI”), and the LLC Agreement, each of which should be retained for future reference by any prospective investor.

The Fund
The Fund is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  This Prospectus relates to the offering of limited liability company interests in the Fund, which, as described below, will be denominated in units (“Units”).

Investment Objective
The Fund seeks attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets.  Broadly defined, the equity market represents the totality of stocks that are traded on stock markets around the world.  Fixed income markets refer to bonds or other interest rate securities that trade around the world.

The Master Fund
The Fund invests all or substantially all of its assets through a master fund/feeder fund structure in SCS Hedged Opportunities Master Fund, LLC, a Delaware limited liability company (the “Master Fund”) registered under the 1940 Act as a closed-end management investment company with the same investment objective, policies and strategies as the Fund.

In addition, SCS Capital Management LLC (the “Adviser”)  serves as investment adviser to both the Fund and Master Fund.  The Directors (as described below) serve as the directors to both the Fund and Master Fund and the other service providers described herein, serve as the service providers to both the Fund and Master Fund (as applicable).  The following Summary is applicable to both the Fund and the Master Fund, and, unless otherwise indicated, the term “Fund” shall include both the Fund and Master Fund.

Like all other investors in the Master Fund, the Fund is responsible for its pro rata share of the Master Fund’s operating and overhead expenses.  Currently, there are two other feeder funds that invest all or substantially all of their assets in the Master Fund.  Other feeder funds may invest in the Master Fund in the future.  Each feeder fund that invests in the Master Fund, including the Fund, bears its pro rata share of the expenses of the Master Fund based on the feeder fund’s portion of average net assets of the Master Fund.  There can also be feeder fund specific expenses which solely are borne by that designated feeder fund (e.g., feeder level investor servicing fees).  (This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any interests in the Master Fund or any feeder fund that invests in the Master Fund other than the Fund.)

Currently, all trading for the Fund is at the Master Fund level.  In the future, the Adviser may also trade at the Fund level.

Investment Strategies
The Fund pursues its investment objective by allocating its assets primarily among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.  The Fund may also invest, both directly and indirectly, in certain intermediary collective investment vehicles, including entities which are affiliates of the Adviser.  In this Prospectus, references to the phrases “Portfolio Fund” and “portfolio manager” are intended to be generic references to private investment vehicles and funds that utilize non-traditional investment strategies and the investment advisers who manage such investment vehicles’ and funds’ investment strategies.

The Fund seeks to achieve capital appreciation through investments in Portfolio Funds in two primary categories: (1) Portfolio Funds of established top-tier portfolio managers with limited capacity for new investment in which allocations are secured by the Fund; and (2) early stage Portfolio Funds managed by new or “undiscovered” portfolio managers.

Under normal circumstances, the primary investment strategy of the Fund is long/short equity.  However, the Fund may opportunistically invest in Portfolio Funds that employ a variety of investment strategies, including, but not limited, to: relative value (market neutral, convertible arbitrage, statistical arbitrage, fixed-income); event driven (merger arbitrage, high yield, distressed debt, capital structure arbitrage); and other non-traditional strategies (e.g., commodities arbitrage).

In implementing these strategies, the Portfolio Funds may acquire positions in a wide variety of U.S. and non-U.S. securities and other financial instruments, including, but not limited to, common stocks, debt securities, convertible securities, bank debt, private placements, commodities, futures, options and other derivative instruments. The Portfolio Funds may also use leverage as part of their investment strategy.

SCS Capital Management, LLC, as Adviser, seeks to select Portfolio Funds that are managed by portfolio managers who have demonstrated the ability to achieve superior risk-adjusted rates of return during their investment career.  However, this may be the first time some of these portfolio managers are managing a hedge fund of their own.  This presents particular challenges such as managing employees, balance sheets, service providers and investors.  While the due diligence process conducted by the Adviser is extensive and designed to seek to prevent capital loss, a given Portfolio Fund may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.

To seek to mitigate the risk of investing its capital in a single Portfolio Fund, the Fund generally will seek to limit the capital invested in any one Portfolio Fund with less than a 3-year track record to 5% of the Fund’s investment portfolio, whereas a Portfolio Fund managed by an experienced portfolio manager (i.e., a Portfolio Fund with greater than a 3-year track record) may comprise up to 10% of the Fund’s investment portfolio.  On average, the Fund’s investment portfolio typically holds 20 to 35 Portfolio Funds.  The Fund may be exposed to a single portfolio manager in excess of the foregoing guidelines if such portfolio manager manages several Portfolio Funds in which the Fund invests.  The Fund may exceed the foregoing exposure guidelines in certain circumstances, including but not limited to, as the Fund is seeking to invest substantial capital or the Fund liquidates portfolio securities to fulfill repurchase requests (which the Board of Directors (the “Board”) in its sole discretion may authorize) or due to fluctuations in the value of the Fund’s portfolio securities.

The Fund is structured as a multi-manager hedge fund-of-hedge funds.  By diversifying its assets among multiple Portfolio Funds managed by multiple portfolio managers employing varying styles and strategies, the investment risks associated with an investment in any one of the Portfolio Funds may be reduced.

Hedge funds generally accept money exclusively from institutional accounts and wealthy individual investors, and require a minimum investment that is in excess of the amount many individuals are able or willing to invest on their own.  By investing in a diverse group of Portfolio Funds, the Fund seeks to provide Investors with access to the varied skills and expertise of the portfolio managers of such Portfolio Funds while at the same time seeking to reduce the risks and volatility associated with investing through a single Portfolio Fund.  The Adviser believes that its investment experience and unique network of relationships in the investment business gives the Fund access to Portfolio Funds managed by portfolio managers otherwise unavailable or unknown to many of its Investors.

The Adviser selects Portfolio Funds on the basis of various criteria, including, among other things, the Portfolio Fund’s investment performance during various time periods and market cycles, the infrastructure of the Portfolio Fund’s portfolio manager, and the reputation, experience, training and investment philosophy of the Portfolio Fund’s portfolio manager.  In addition, the Adviser prefers Portfolio Funds in which the respective portfolio managers of the Portfolio Funds have substantial personal investments in such Portfolio Funds.

From time to time the Adviser may purchase put or call options, credit default swaps, exchange traded funds or similar instruments directly on behalf of the Fund to hedge certain risk exposures of the Fund or for investment purposes.

Subject to the investment restrictions set forth in this Prospectus, the Fund does not follow a rigid investment policy that would restrict the Fund from participating in any market, strategy, or investment.  In fact, the Fund’s assets may be deployed in whatever investment strategies are deemed appropriate to achieve the Fund’s investment objectives under prevailing economic and market conditions.

The investment program of the Fund is speculative and entails substantial risks.  There can be no assurance that the Fund’s investment objective will be achieved, and certain investment practices (e.g., a Portfolio Fund’s use of leverage, derivatives and short sales) may increase any adverse impact to which the Fund’s investment portfolio may be subject.  See “Investment Program” and “Certain Risk Factors.”

Investments by Portfolio Funds
Except as provided in the governing documents of the Portfolio Funds, there are no limits on what types of investments or investment techniques the respective portfolio managers may make on behalf of the Portfolio Funds.  Some of the investment techniques include but are not limited to:

• Long/Short Equity.  Purchasing long positions in equity securities which are believed to be undervalued and likely to increase in value and taking short positions in equity securities believed to be overvalued and likely to decline in value.  The implementation of long/short strategies varies considerably from manager to manager in terms of industry focus, investment horizon and use of leverage.  Some strive to be “marked neutral” while others may have a long or short bias in their investment approach.

• Long-term Stock Investing.  Selecting common stocks or stock options based primarily upon fundamental analysis, market inefficiencies and an assessment of overall market trends.  This strategy may also include purchasing preferred stocks, debt securities and short-term money market instruments.

• Short-term Trading.  Purchasing and selling common stocks and stock options with short time intervals between buying and selling, to take advantage of specific price movements and overall trends.

• Emerging Growth Stock Investing.  Investing in stocks of small to medium-sized enterprises with strong growth characteristics.

• Undervalued Assets Investing.  Investing in securities whose prices in the public market represent a significant discount from the private market value of the issuer’s assets.  The private market value is the value informed industry investors or participants are willing to pay to purchase assets with similar characteristics.

• Sector Investing.  Investing in securities in a specific geographic region or industry sector, which may include, without limitation, international and emerging market debt and equity securities.

• Investment Companies.  Investing in, and trading the shares of, both U.S. and non-U.S. investment companies, including closed-end partnerships (to the extent permitted by law).

• Influential Holdings.  Investing in securities with the intent of exercising a degree of influence (whether by gaining representation on the board of directors or otherwise) over the management or operations of a portfolio company.

• Event Driven.  Investing in securities of companies that are involved in special situations such as corporate restructurings, acquisition, merger or bankruptcy.  The portfolio managers may cause the Portfolio Funds to take a long position in the company being acquired and a short position in the acquiring company or the reverse.

• Short Selling.  Identifying and selling short or using derivatives to create synthetic short positions in common stocks that are overvalued, frequently in companies with accounting or management difficulties, or that face a severe down-turn in their business, resulting in questions as to their viability as going concerns.  Although these strategies are usually short only, short selling strategies may involve taking long positions for limited periods of time.

• Convertible and Diversified Hedging.  Buying long positions in convertible bonds or preferred stock and selling short the corresponding common stock or call option.  Includes option hedging, option spreading, commodity option hedging, international risk arbitrage, and interest rate spreading.

• Risk Arbitrage.  Arbitrage in securities which are the subject of tender offers, exchange offers or mergers, liquidations, reorganizations, bankruptcies and other extraordinary corporate transactions.  This technique may also include the purchase of creditors’ claims against companies in bankruptcy or financial distress at less than face value, with the expectation of receiving greater payments or the distribution of securities pursuant to a liquidation or reorganization plan.  The success or failure of this strategy usually depends upon whether the Portfolio Fund’s portfolio manager accurately predicts the outcome of a proposed merger, tender offer, financial restructuring or other extraordinary transaction.

• Futures and Options Investing.  Investing in a diversified portfolio of financial, currency and commodity options and futures (but only if and to the extent the Fund and the Portfolio Fund’s portfolio manager meet the requirements of the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”).

• New Financial Instruments.  In addition to the strategies described above, the Portfolio Funds may take advantage of opportunities presented by the development of new investment or financial techniques or instruments, to the extent such techniques or instruments are consistent with the Fund’s investment objective.

In addition, certain securities in which Portfolio Funds invest may be illiquid, restricted and/or may not have readily ascertainable market prices.

Percentage Limitations
Unless otherwise specified, percentage limitations on investments will be applied at the time of investment.  Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, may authorize) or to pay expenses.  The percentage limitations applicable to the Fund set forth in this Prospectus apply only to the investments made by the Fund.  Accordingly, the Fund’s investment limitations are not applied to the portfolio securities held by the Portfolio Funds in which the Fund may invest.

Hedging Activities
The Adviser seeks to use hedging strategies in the overall construction of the Fund’s investment portfolio.  Specifically, the Adviser allocates assets to portfolio managers with differing or opposing strategies in an effort to reduce correlations in the investment portfolio of the Fund.  By allocating assets in such a manner the Adviser strives to create a “hedged” portfolio of Portfolio Funds.  While the Adviser seeks to implement this hedging strategy primarily at the portfolio manager level, the Adviser may also complement this hedging strategy by using put or call options, credit default swaps, exchange traded funds or similar instruments directly on behalf of the Fund with a view to reducing correlations that can develop in the portfolio due to shifts in portfolio manager holdings or from changes in the market environment.

Borrowing; Portfolio Fund Leverage
From time to time, the Fund may borrow money to meet repurchase requests (which the Board, in its sole discretion, may authorize) and for operational portfolio management purposes.  The Fund may also borrow money to pay operating expenses if the Fund does not generate sufficient cash flow from operations.  Borrowing may be facilitated by entering into a line of credit.  However, if the Fund does not generate sufficient cash flow to meet the requirements under the line of credit, the Fund may nonetheless be required to liquidate investments at times or in amounts that are disadvantageous to the Fund.  Generally, borrowing is intended only in limited circumstances when the Adviser believes it would not be prudent to sell existing portfolio holdings to meet repurchase requests.  It is anticipated that such borrowing will be on a short-term basis.  If the Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Investors who do not have all of their Units repurchased by the Fund, by increasing the Fund’s expenses and reducing any net investment income.

Certain of the Portfolio Funds may borrow funds from brokerage firms and banks and such borrowings will not be subject to the limits described above.  The Fund will have no control over the amount of leverage used.  In addition, the Portfolio Funds may indirectly leverage their portfolios by investing in instruments with embedded “leverage” features such as options, swaps, forwards, contracts for differences and other derivative instruments.  While leverage presents opportunities for increasing the Portfolio Fund’s total return, it has the effect of potentially increasing losses to the Portfolio Fund as well.  Accordingly, any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund could be magnified to the extent that leverage is employed by the Portfolio Fund.  The cumulative effect of the use of leverage by a Portfolio Fund in a market that moves adversely to the investments of the entity employing the leverage could result in a loss to the Portfolio Fund that would be greater than if leverage were not employed by such Portfolio Fund.  In addition, to the extent that the Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Portfolio Funds.

In general, the anticipated use of short-term margin borrowings by the Portfolio Funds results in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Portfolio Funds’ margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Fund could be subject to a “margin call”, pursuant to which the Portfolio Funds must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of a Portfolio Fund, the Portfolio Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Risk Factors
An investment in the Fund involves various risks and is suitable only for persons who can afford fluctuations in the value of their capital, who do not require liquidity in their investment and who can afford a loss of all or a substantial portion of their investment.  There is no assurance that the investment strategies employed by the Fund and Portfolio Funds selected by the Fund will be successful.

Risks Relating to Multiple Managers.  The overall success of the Fund depends on, among other things, (i) the ability of the Fund to develop a successful asset allocation strategy, (ii) the ability of the Fund to select Portfolio Funds and to allocate the assets amongst them, and (iii) the ability of the portfolio managers of the Portfolio Funds to be successful in their strategies.  The past performance of such strategies is not necessarily indicative of their future profitability.  No assurance can be given that the strategy or strategies utilized by a given Portfolio Fund will be successful under all or any future market conditions.

The level of risk associated with the Fund’s investments varies depending on the particular investment strategy utilized by a Portfolio Fund.  Because the Fund may allocate its assets to several Portfolio Funds whose portfolio managers make their trading decisions independently, it is possible that one or more of such Portfolio Funds may, at any time, take positions which may be opposite of positions taken by other Portfolio Funds.  It is also possible that Portfolio Funds may on occasion take substantial positions in the same security or group of securities at the same time creating hidden correlations.  The possible lack of diversification caused by these factors may subject the investments of the Fund to more rapid change in value than would be the case if the assets of the Fund were more widely diversified.  In addition, a particular Portfolio Fund may take positions for its other clients which may be opposite to positions taken for the Fund.

Risks Associated with Portfolio Funds. The Fund intends to pursue its investment objective by allocating its assets primarily among a group of pooled vehicles, investment companies and entities excluded from the definition of investment company (i.e., hedge funds).  The Investor will indirectly bear the Fund’s proportionate share of any management fees, performance based compensation and other expenses paid by such Portfolio Funds in which the Fund invests in addition to the fees and expenses paid by the Fund.

When the Fund invests in Portfolio Funds, the Adviser has no control of the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investments.  Investing in Portfolio Funds involves other risks, including the following:

• The Portfolio Funds are not expected to be registered as investment companies under the 1940 Act and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

• Although the Adviser will periodically receive information from each Portfolio Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information.  Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding proprietary investment strategies or positions.  In addition, the Fund and the Adviser have no control over the Portfolio Funds’ investment management, brokerage, valuation procedures, custodial arrangements or operations and must rely on the experience and competency of each Portfolio Fund’s manager in these areas.

• The Fund may make additional investments in, or withdrawals from, the Portfolio Funds only at certain times specified in the governing documents of the Portfolio Funds.  In addition, the Portfolio Funds may have limitations on withdrawals due to “lock-up” periods, “gates” (which provide for a maximum withdrawal amount from a Portfolio Fund in a withdrawal period) and suspensions of withdrawals or payment of withdrawal proceeds from a Portfolio Fund.

• To the extent the Fund’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Portfolio Fund.  Portfolio Funds may be permitted to distribute securities or other investments in kind to investors, including the Fund.  Securities that the Fund may receive upon a distribution may be illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund though possibly at a steep discount to the fair market value of such securities.

• Prospective Investors in the Fund should review carefully the discussion in this section for other risks associated with the Fund and the Adviser’s and the portfolio managers’ styles of investing.  An investment in the Fund should be made only by Investors who understand the nature of the investment, do not require liquidity in their investment in the Fund and can bear the economic risk of the investment.

General Market and Securities Risk.  Any investment in securities carries certain market risks.  In addition to the factors discussed elsewhere in this Prospectus, investments by the Portfolio Funds may decline in value for any number of reasons over which the Portfolio Funds may have no control, including changes in the overall market for equity and/or debt securities, and factors pertaining to particular portfolio securities, such as management, the market for the issuer’s products or services, sources of supply, technological changes within the issuer’s industry, the availability of additional capital and labor, general economic conditions, political conditions and other similar conditions.

Risks Associated with Equity Securities Generally.  The value of equity securities generally will vary with the performance of the issuer and movements in the equity markets.  As a result, the Fund through its investment in the Portfolio Funds may suffer losses if one or more of the Portfolio Funds invest in equity instruments of issuers whose performance diverges from the portfolio manager’s expectations or if equity markets generally move in a single direction and the Portfolio Funds and/or the Fund have not hedged against such a general move.

Risks Associated with Equity Securities of Growth Companies.  Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are heavily dependent on future expectations.  Securities of growth companies generally trade less frequently and in smaller volume than many other exchange listed securities and/or than securities of more established companies.  The values of these securities may fluctuate more sharply than exchange-listed securities, and the portfolio managers may experience some difficulty in acquiring or disposing of positions in these securities at prevailing market prices.

Risks Associated with Undervalued Equity Securities.  The identification of investment opportunities in undervalued securities is a difficult task, and there is no assurance that such opportunities will be successfully recognized or acquired.  While investments in undervalued securities offer the opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Risks Associated with Short Sales.  The investment programs of certain of the Portfolio Funds may include short selling.  A short sale is a transaction in which the Portfolio Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Portfolio Fund replaces the borrowed security, the Portfolio Fund will incur a loss; conversely, if the price declines, the Portfolio Fund will realize a short-term capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Portfolio Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Derivatives Risk.  The Fund and the Portfolio Funds may invest in other derivative instruments, which may include futures, options, swaps, structured securities and other instruments and contracts that are derived from or the value of which is related to one or more underlying securities, financial benchmarks, currencies or indices.  Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark, currency or index at a fraction of the cost of investing in the underlying asset.  The value of a derivative depends largely upon price movements in the underlying asset.  Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset.  However, there are a number of other risks associated with derivatives trading.  For example, because many derivatives are leveraged, and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement cannot only result in the loss of the entire investment, but may also expose the Portfolio Fund to the possibility of a loss exceeding the original amount invested.  Derivatives may also expose Investors to liquidity risk, as there may not be a liquid market within which to close or dispose of outstanding derivatives contracts.  Swaps and certain options and other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.

Arbitrage/Correlation Risk.  Arbitrage involves the purchase of an asset and the concurrent sale of that asset in a different market, or the sale of a related asset, in order to capture small price discrepancies between markets or related assets.  Arbitrage strategies involving related assets carry the risk that the value of the related assets will not track or affect each other in the manner anticipated by the Portfolio Fund’s portfolio manager.  Arbitrage strategies generally assume the price of related assets will converge to some historic or quantitative relationship, and that price discrepancies from this relationship will disappear.  In the event the price discrepancies do not disappear or if the price discrepancies increase, the Portfolio Fund could lose money on an arbitrage trade.

Risks Associated with Non-U.S.  Investments.  Investing in the securities of non-U.S. companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Fund’s investment opportunities.

Tax Risk.  The Fund intends to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors.  If the Fund fails to so qualify or fails to meet certain distribution requirements, the Fund may be subject to federal income tax and/or a nondeductible 4% excise tax.

Investment in the Fund carries with it the inherent risks associated with investments in securities.  Additional structural risks may include the Fund’s investment in Portfolio Funds with portfolio managers who have limited staff and little or no history as independent entities, the higher fees and expenses incurred by a “fund of funds” and the restrictions and limitations on liquidity established by the Portfolio Funds.  Each prospective Investor should carefully review this Prospectus and the agreements referred to herein before deciding whether to invest in the Fund.  See “Certain Risk Factors.”

Board of Directors
The Fund’s board of directors (the “Directors” or the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  The Board also serves as the board of directors of the Master Fund.  See “Management of the Fund.”

The election of the Fund’s initial Directors has been ratified by the Fund’s initial

Member. Any vacancy on the Board may be filled by the remaining Directors of the Board, except to the extent the 1940 Act requires the election of Directors by the Members. A majority of the Directors are “Independent Directors” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

The Adviser
The Master Fund has entered into an investment advisory agreement dated June 4, 2010 (the “Master Fund Investment Advisory Agreement”) with the Adviser, a limited liability company formed under the laws of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Fund has entered into an investment advisory agreement dated June 8, 2012with the Adviser (the “Fund Investment Advisory Agreement” and together with the Master Fund Investment Advisory Agreement, the “Investment Advisory Agreements”).  The Adviser is a wholly-owned subsidiary of SCS Financial Services, LLC, an investment organization that provides investment solutions to high net worth individuals and institutions. In addition to acting as the Adviser of the Fund and the Master Fund, the Adviser also provides investment advisory services to other investment funds and accounts, including other feeder funds.

Pursuant to each Investment Advisory Agreement, the Adviser provides certain investment advisory services to the Fund and the Master Fund.  The Adviser has determined to pursue the Fund’s investment program by investing the Fund’s assets in the Master Fund.  The Adviser selects the Portfolio Funds to which the Master Fund allocates assets and develops the Master Fund’s asset allocation strategy.  The Adviser also monitors the Portfolio Funds’ performance and may change the Portfolio Funds to which the Master Fund may allocate assets from time to time.  The Board may terminate each Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

Under Master Fund Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets.  So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Fund Investment Advisory Agreement.  The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.  The Advisory Fee is in addition to the fees charged by the Portfolio Funds.  The Advisory Fee is paid out of the Master Fund’s assets on a quarterly basis.  See “Management of the Fund.”

Administrator
U.S. Bancorp Fund Services, LLC (the “Administrator”) has been appointed as the administrator for the Fund and the Master Fund.  The Administrator provides day-to-day administrative services to the Fund and the Master Fund, including, but not limited to, the calculation of the net asset value (“NAV”) of the Fund on a monthly basis as of the close of the last business day of each calendar month, assistance in processing repurchases and other accounting services.  The Administrator also provides, among other services, support to the Fund’s and the Master Fund’s chief compliance officer, oversight of the Fund’s Board and the Master Fund’s board of directors meeting agenda, and assistance to the Fund and the Master Fund in connection with periodic Securities and Exchange Commission (“SEC”) filings and communications with Investors and other persons.

The Administrator receives from the Fund an administration fee (the “Administration Fee”) and is entitled to reimbursement of certain out-of-pocket expenses incurred on behalf of the Fund.  See “Administrator.”

Quasar Distributors
The Fund has entered into a distribution agreement with Quasar Distributors, LLC (“Quasar”) pursuant to which Quasar acts as a distributor and agent of the Fund by assisting the Fund in connection with the offering and sale of Units.  Among other things, Quasar, at the Fund's request, facilitates or enters into agreements with Intermediaries selected as selling agents by the Fund, in order that such Intermediaries may offer and sell Units to Investors in accordance with the terms and conditions of the agreement between Quasar and the Fund.  The fees payable to Quasar under the distribution agreement are paid by the Adviser.

Intermediaries
The Fund may, in the sole discretion of the Board, appoint one or more affiliated or unaffiliated brokers, dealers or other financial intermediaries (“Intermediaries”) to assist in the offering of Units. The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected Intermediaries in connection with the sale, distribution and retention of Units and/or Investor account servicing.  For example, the Adviser may pay compensation to Intermediaries for the purpose of promoting the sale of Units, maintaining balances in the Fund and/or for sub-accounting, administrative or account processing services.  The amount of these payments is determined from time to time by the Adviser and may be substantial.

With respect to each Intermediary that may receive such payments, these payments will be paid by the Adviser from its own funds, based in most cases on the net asset value of the Fund attributable to each client of such Intermediary who invests in the Fund.  A portion of these payments may be paid through to the professional responsible for the client relationship and/or selling Units.  These payments may be made as long as a client of an Intermediary is invested in the Fund.

The prospect of receiving, or the receipt of, additional ongoing compensation as described above by Intermediaries, out of the Adviser’s own funds and not as an additional charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to favor sales of Units, and funds whose make similar compensation available, over sales of shares of funds (or other fund investments) with respect to which the Intermediary receives either no additional compensation or lower levels of additional compensation.  The prospect of receiving, or the receipt of, such additional compensation may also provide Intermediaries and/or their salespersons with an incentive to favor recommending that Investors maintain their assets in the Fund rather than re-allocate assets to other investments.  These payment arrangements will not, however, change the price that an Investor pays for Units or the amount that the Fund receives from the sale of Units.  Investors should take such payment arrangements into account when considering and evaluating any recommendations relating to the Units.

Eligible Investors
Although the Units will be registered under the 1933 Act, the Fund is offering Units solely to prospective Investors who are “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) (Investors meeting those requirements are referred to herein as “Eligible Investors”).  Each investor in the Fund (an “Investor”) must also be a sophisticated person who understands the nature of the investment, does not require liquidity in its investment in the Fund and can bear the economic risks of the investment.  Each prospective Investor is responsible for determining if an investment in the Fund of the size required is appropriate for that Investor.

The Fund may also impose additional eligibility requirements upon prospective Investors, or, in the sole discretion of the Board, may decline to accept all or part of the subscription of any prospective Investor or all or part of an additional subscription of any Investor in the Fund.

Subscriptions for Units
Units are offered at a price equal to their NAV per Unit for purchase as of the first Business Day of each calendar month (each a “Closing Date”), except that the Fund may offer Units more or less frequently as determined by the Board.

The minimum initial contribution to the Fund (each such contribution, a “Capital Contribution”) is $25,000.  Subsequent Capital Contributions generally will be required to be at least $10,000.  Additional Capital Contributions above the applicable minimum amount may be made in whole multiples of $1,000.  The Board has reserved the right, in its sole discretion, to accept reduced initial and subsequent Capital Contributions.
The full subscription amount is payable in federal funds, which must be received no later than five (5) Business Days before the effective date of the Unit purchase. Notice of each purchase transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than three (3) days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

An investment in the Fund involves a considerable amount of risk.  Investors may lose money.  Before making an investment decision, Investors should (i) consider the suitability of this investment with respect to their investment objectives and personal situation and (ii) consider factors such as their personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem all or any portion of their Units in the Fund.  See “Redemptions, Repurchases of Units and Transfers.”

Sales of Units will be made only to Eligible Investors who have completed and returned a Subscription Agreement, and whose Subscription Agreement has been accepted, before a Closing Date.  See “Subscriptions for Units.”

Redemption and Repurchase of Units by the Fund
No Investor or other person holding Units will have the right to require the Fund to redeem such Units or any portion thereof.  The Fund, from time to time, may offer to repurchase Units pursuant to written tenders by Investors.  These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Units or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Investors, on a quarterly basis, on or about each March 31st, June 30th, September 30th, and December 31st  (or, if such date is not a business day, on the immediately preceding business day) (each, an “Effective Date”).  The Fund reserves the right not to make any partial repurchase of an Investor’s Units if such repurchase would cause the Investor to continue to own an Units with an aggregate net asset value at the time of repurchase of less than $25,000.  Because the Fund’s assets consist primarily of interests in the Master Fund, the Fund will not conduct a repurchase offer unless the Master Fund simultaneously conducts a consistent repurchase offer for interests in the Master Fund.

Payment of the repurchase price for tendered Units that are accepted by the Fund will consist initially of a non-transferable, non-interest bearing promissory note (the “Note”).  The Note will entitle the tendering Investor to be paid cash in an aggregate amount equal to the estimated unaudited NAV of the Units tendered and accepted for repurchase, determined as of the Effective Date (the “Payment”).

The Payment will generally be made within sixty (60) days of the Effective Date; provided, however; that the Note will contain repayment provisions that permit the Fund to extend the period in which it makes the Payment to take into consideration any delays that the Master Fund may experience in liquidating its interests in the Portfolio Funds to fund the repurchase.  The Note will be held for each tendering Investor by the Administrator and will be executed and delivered to the Administrator within approximately ten days after the Effective Date.

Notwithstanding the foregoing, if during any fiscal year an Investor elects to tender Units in an amount that (when aggregated with other amounts repurchased during the same fiscal year) would reduce the NAV of the Units held by such Investor by 90% or more of the Investor’s “Highest Annual Balance” (measured against by calculating the highest aggregate NAV of such Investor’s Units during such fiscal year), the Note will provide for an initial payment to the Investor equal to 90% of the estimated unaudited Highest Annual Balance, generally payable in accordance with the terms noted above (“Initial Payment”).  The Note will also entitle the tendering Investor to be paid a contingent amount equal to the remaining balance of the amount due to the Investor, if any, after taking into account any reductions or other adjustments to the NAV of the repurchased Units resulting from the audit of the Fund for the fiscal year during which such Effective Date occurs (the “Contingent Payment”).  The Contingent Payment will be payable generally no later than thirty (30) days after the completion of the fiscal year audit of the Fund.

Any repurchase of Units from an Investor that occurs during the one (1) year period (i.e., no less than 365 calendar days) following the effective date of such Investor’s Capital Contribution with respect to such Units (calculated on a first in, first out basis) shall be subject to a fee equal to 5% of the amount paid for the repurchase of such Units, payable by such Investor to the Fund (the “Early Repurchase Fee”).

The aggregate NAV of the Units that will be repurchased by the Fund during any tender offer generally is not expected to exceed 25% of the Fund’s aggregate NAV, subject to waiver in the sole discretion of the Board.  If a tender offer is oversubscribed by Investors who tender Units, the Fund will repurchase pro rata a portion of the Units tendered by each Investor.  See “Redemptions, Repurchases of Units and Transfers—No Right of Redemption” and “Redemptions, Repurchases of Units and Transfers—Repurchases of Units.”

The Fund shall be dissolved upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender the entire amount of Units held by such Member for repurchase by the Fund if such Member has not been permitted to do so at any time during such period.

Distributions; Automatic Dividend Reinvestment Plan
The Fund intends to distribute its net investment income to Investors on an annual basis.  Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses.

The Fund has adopted an Automatic Dividend Reinvestment Plan (the “Plan”).  Unless an Investor otherwise elects in writing, all dividends and distributions on such Units will be automatically reinvested in additional Units of the Fund.  Election not to participate in the Plan and to receive all distributions, including dividends and capital gain distributions, in cash may be made by indicating that choice on the applicable subscription document or by contacting the Fund’s Administrator.

Members who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Member of record (or, if the Units are held in street or other nominee name, then to such nominee).  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or distribution. On the payment date for any declared distribution (including dividends and capital gain distributions), Members participating in the Plan will be issued additional Units at the net asset value determined for the Shares as of the applicable date.

The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

Return of Distributions or Repurchase Proceeds
The Adviser, in the exercise of its functions on behalf of the Fund, may require an Investor to contribute to the Fund, at any time or from time to time (whether before or after the dissolution of the Fund or after such Member ceases to be a Member of the Fund), such amounts as the Adviser, in its discretion, determines are necessary to meet the Fund’s debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member’s Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Investor shall contribute only his pro rata share of the aggregate amount requested based on the Units held by such Member during the Fiscal Period in which the debt, obligation or liability arose or was incurred.

Transfer Restrictions
There is no market for Units and none is expected to develop.  Units in the Fund may be transferred, sold, assigned, pledged, re-hypothecated or otherwise encumbered, directly or indirectly, only by (i) operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which consent may be conditioned, withheld or granted in the sole discretion of the Adviser for any reason or for no reason.  The foregoing permitted transferees will not be allowed to become substituted Investors without the consent of the Board, which may be withheld in its sole and absolute discretion.  See “Redemptions, Repurchases of Units and Transfers—Transfers of Units.”

Interests Issued in Units
Interests in the Fund will be issued and accounted for in Units representing a pro rata share of the NAV of the Fund.  Each Unit will have the rights, and be subject to the obligations, equivalent to those of each other Unit.  The Fund may issue an unlimited number of Units.  Fractional interests in Units may also be issued.

Fees and Expenses
The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including personnel expenses and general overhead expenses.

The Adviser initially advanced the Fund all costs and expenses incurred in connection with the Fund’s organization and establishment, and the costs incurred in connection with the initial offering of Units in the Fund (the “Fund Organizational Expenses”).  The Fund will bear all of the Fund Organizational Expenses, subject to the expense limitation and reimbursement agreement described below.  “Summary of Fees and Expenses.”

In addition to fees paid under the Investment Advisory Agreement and Administration Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses.  These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Funds, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Portfolio Funds, all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); all costs and expenses associated with the ongoing operation and registration of the Fund and the Master Fund, regulatory filings and the costs of compliance with any applicable Federal or state laws; the costs and expenses of holding any meetings of any Investors that are regularly scheduled, permitted or required to be held under the terms of the Fund’s LLC Agreement, the 1940 Act or other applicable law; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses of the Fund and Master Fund; the costs of errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board and the Master Fund’s board of directors who are not employees of the Adviser or any affiliate of the Adviser; all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors; all expenses of computing the Fund’s NAV, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties; all costs and charges for equipment or services used in communicating information regarding the Fund’s and Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.  See “Summary of Fees and Expenses.”

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds.  Each portfolio manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  In addition, as an investor in Portfolio Funds, the Master Fund may also bear placement fees and/or repurchase or withdrawal fees, as well as other operating expenses of the Portfolio Funds.  See “Summary of Fund Fees and Expenses.”

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, and/or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding interest, taxes, brokerage commissions and other transaction costs, capitalized expenditures, Portfolio Fund Fees and Expenses, short sale dividends (if any), and extraordinary expenses not incurred in the ordinary course of the Fund’s business (i.e., litigation, indemnification), to the extent that they exceed 2.50% per annum of the Fund’s average monthly net assets (the “Expense Limitation”).  In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser for such amounts.  Reimbursement will be made as promptly as possible, but only to the extent that it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation.  The Expense Limitation Agreement may only be terminated during its term with approval of the parties thereto.  See “Summary of Fees and Expenses.”

The Fund (and not the Master Fund) will also pay investor servicing fees to certain third-party service providers that have agreed to provide ongoing investor services to Investors in the Fund (“Investor Service Providers”).  This fee generally will be paid monthly and will be in an amount, with respect to each Investor Service Provider, not to exceed 0.35% (on an annualized basis) of the aggregate value of outstanding Units held by Investors that receive services from the Investor Service Provider.  In addition, the Adviser may pay such Investor Service Provider for services provided to Investors.  See “Summary of Fees and Expense.”

Tax Matters
The Fund intends to qualify and be eligible to be treated as a RIC under Subchapter M of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to so qualify and be eligible, the Fund must, among other things, satisfy diversification, gross income and distribution requirements (described below). There can be no assurance that the Fund will so qualify and be eligible.

It may be difficult for the Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of those requirements to the Fund’s investment in the Master Fund and the Master Fund’s investments in the Portfolio Funds. As a result, there can be no assurance that the Fund will be able to qualify for treatment as a RIC. Failure to qualify for such treatment could subject the Fund to regular corporate income taxes and change the treatment of Fund distributions.

The Fund will invest substantially all of its assets in the Master Fund.  The Master Fund is and intends to be treated as a partnership for federal income tax purposes.  As a result, the Master Fund does not, and does not expect to, pay any federal income taxes, and, generally, the Fund should not have to pay federal income taxes when it receives distributions from the Master Fund.  However, the Fund will be required to take into account on a current basis for each tax year its allocable share of the Master Fund’s ordinary income, expense, capital gains and losses, credits and other items, whether or not the Master Fund distributes any cash to the Fund.

The Master Fund will invest in Portfolio Funds, which are generally expected to be treated as partnerships for U.S. federal income tax purposes.  Such investments may require the Master Fund to recognize income or gain in excess of any cash it receives from those investments. The Fund will be required to take into account on a current basis for each tax year its allocable share of income and gain recognized by the Master Fund.  Thus, the Master Fund may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so, in order to generate cash to distribute to the Fund so that the Fund can make distributions required to maintain its status as a RIC and to avoid the imposition of a Fund-level federal income tax and/or a Fund-level nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in disposing of assets in order to generate such distributable cash.

Brokerage and Custody
U.S. Bank National Association (the “Custodian”) serves as the primary custodian of the assets of the Fund and the Master Fund.  The Custodian’s principal business address is 1555 N. River Center Drive, Milwaukee, Wisconsin 53212.

The portfolio managers generally will maintain custody of the assets of the Portfolio Funds they manage with one or more custodians or prime brokers.  The portfolio managers will allocate portfolio transactions to brokers selected by them; the Adviser has no discretion with respect to the selection of such brokers (other than to select brokers for direct investments made by the Fund in securities and to liquidate any redemption proceeds received by the Fund in kind).  In general, a Portfolio Fund is not required to obtain the lowest brokerage commission rates or combine or arrange orders to obtain the lowest brokerage rates on such Portfolio Fund’s brokerage business.  In general, portfolio managers have authority to consider, an may select brokers in consideration of such brokers’ provision or payment of the costs of research and other investment-management-related services as permitted by Section 28(e) of the United States Securities Exchange Act of 1934, as amended (i.e., “soft dollar” payments which are generally of benefit to the advisory accounts of the portfolio manager, although such services may not directly benefit the Portfolio Fund in which the Fund invests).  Moreover, some portfolio managers may receive soft dollar payments outside the scope of Section 28(e) (i.e., for uses other than for research or brokerage services).  The commission rates charged by brokers in the foregoing circumstances may be higher than those charged by other brokers who may not offer such services.

Subject to principles of “best execution” (as described herein), brokerage affiliates of the portfolio managers may execute a portion, and on occasion may execute a substantial portion, of the purchases and sales of securities for the portfolio of a Portfolio Fund.

Conflicts of Interest
The Adviser and its affiliates engage in other business activities and may trade in securities for their own account and manage the accounts of clients other than the Fund, including other feeder funds that invest in the Master Fund and other investment vehicles, in which the Fund has no interest.

Employee Benefit Plans and Other U.S. Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt investors, including employee benefit plans, individual retirement accounts (“IRAs”) and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Units.  The Fund’s assets will not be deemed to be “plan assets” for purposes of ERISA.  See “ERISA Considerations” in the Fund’s SAI.

Reports to Investors
The Fund will send to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund will furnish to Investors such information as is necessary for Investors to complete U.S. Federal income tax or information returns.

Term	The Fund’s term is perpetual unless it is otherwise dissolved under the terms of the LLC Agreement.
Fiscal Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on December 31.

Counsel for the Fund and the Advisers
Bingham McCutchen LLP (“Bingham”) serves as U.S. legal counsel to the Adviser and to the Fund in connection with its offering of Units, and does not represent Investors in the Fund.  Bingham also serves as U.S. legal counsel to certain affiliates of the Adviser and other funds managed by the Adviser and its affiliates.  No independent counsel has been retained to represent Investors in the Fund.  Each Investor should consult with its own counsel as to the legal and certain tax considerations of an investment in the Fund and its suitability for such Investor.

Independent Auditors	PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the Fund.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the approximate expenses and fees that the Fund expects to incur and that Investors can expected to bear directly or indirectly.  The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the Investors in a fund of funds also indirectly pay a portion of the fees and expenses charged at the underlying Portfolio Fund level.

I NVESTOR TRANSACTION EXPENSES
Maximum Sales Load (as a percentage of offering price)	None
Maximum Early Redemption Fee (as a percentage of repurchased amount)(1)	5.00%

ANNUAL EXPENSES (as a percentage of average net assets attributable to units)
Management Fees(2)	1.25%
Portfolio Fund Fees and Expenses(3)	4.25%
Other Expenses(4)	0.90%

TOTAL ANNUAL EXPENSES (4)(5)	6.40%
_______________

(1)
Any repurchase of an Investor’s Units during the one (1) year period (i.e., no less than 365 calendar days) following such Investor’s capital contribution to purchase such Units (calculated on a first in, first out basis) will be subject to a fee equal to 5% of the amount paid for the repurchase of such Units, payable by such Investor to the Fund.

(2)
Pursuant to the Investment Advisory Agreements between the Adviser and the Fund and the Advisor and the Master Fund, for so long as the Fund invests substantially all of its assets in the Master Fund, the Master Fund (and not the Fund) will be charged an Advisory Fee at an annual rate of 1.25% of the Master Fund’s net assets.  The Fund will indirectly bear a portion of this Advisory Fee because substantially all of the Fund’s assets are invested in the Master Fund.

(3)
The “Portfolio Fund Fees and Expenses” reflect the fees and expenses incurred indirectly by the Fund as a result of its investment in the Master Fund and includes the operating expenses and management and performance-based incentive fees and allocations of the Portfolio Funds in which the Master Fund was invested for the fiscal year ended December 31, 2011.  The operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses.  In addition to operating expenses, the Portfolio Funds also incur trading expenses, including interest and dividend expenses, which are the product of investment strategies employed by the portfolio managers. The information used to determine the Portfolio Fund Fees and Expenses is generally based on the most recent shareholder reports received from the Master Fund or the respective Portfolio Funds or, when not available, from the most recent communication for the Portfolio Funds, and such data may (and is expected to) change substantially over time and, therefore, significantly affect Portfolio Fund Fees and Expenses.  The agreements related to investments in the Portfolio Funds generally provide for compensation to the Portfolio Funds’ managers/general partners in the form of management fees ranging from 1.0% to 2.0%, on an annual basis, of total assets invested in a Portfolio Fund and performance incentive fees/allocations from 15% to 25% of a Portfolio Fund’s net profits.  Fees and expenses of Portfolio Funds are based on historic fees and expenses.  Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.

(4)
Reflects all expected operating expenses for the Fund’s current fiscal year, including an administration fee at the annual rate equal to the greater of 0.07% on first $150 million of assets, 0.05% on the next $250 million of assets and 0.03% on the remaining balance or the annual minimum fee of $95,000, an annual transfer agent fee of $18,000, and an Investor Servicing Fee payable to Intermediaries providing certain investor services at the annual rate of up to 0.35% of the aggregate value of outstanding Units held by investors receiving such investor services. In addition, the Fund's “Other Expenses" include ordinary operating expenses of the Master Fund that are expected to be borne by the Fund for the current fiscal year (but excluding any Portfolio Fund Fees and Expenses). The Fund’s “Other Expenses” are estimated based on Fund net assets of $60,000,000 and include Fund's pro rata share of the Master Fund’s estimated expenses for the current fiscal year.
(5)
The Adviser has contractually agreed to limit the Advisory Fee and/or reimburse certain expenses, to the extent required to reduce total annual operating expenses to 2.50% of the average monthly net assets of the Fund.  Pursuant to the Expense Limitation Agreement any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within the following three years subject to applicable expense limitation.  In accordance with the Expense Limitation Agreement, the Adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions and other transaction costs, capitalized expenditures, Portfolio Fund Fees and Expenses, short sale dividends (if any), and extraordinary expenses not incurred in the ordinary course of the Fund’s business (i.e., litigation, indemnification).  For more information, see the “Management of the Fund” section of this Prospectus.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Investors will bear directly or indirectly.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect.  It should not be considered a representation of future expenses.  Actual expenses maybe greater or less than those shown, and the Fund’s actual rate of return maybe greater or less than the hypothetical 5% return assumed in the example.  The example does not present actual expenses and should not be considered a representation of future expenses.  The minimum initial contribution amount is $25,000.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$67	$197	$322	$619

The example is based on the estimated fees and expenses incurred by the Fund, including the Portfolio Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced investment operations, there are no financial highlights available at this time.  For information about the Fund’s fees and expenses, see “Summary of Fees and Expenses” above.  In addition, see “Financial Statements” in the Fund’s Statement of Additional Information for the Fund’s statement of assets and liabilities of the Fund as of August 20, 2012 and the financial statements of the Master Fund.

THE FUND

The Fund, SCS Hedged Opportunities (1099) Fund, LLC, is a Delaware limited liability company organized on April 17, 2012, and registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.  As of the date of this Prospectus, the Fund has not commenced operations.  The Fund’s principal office is located at One Winthrop Square Boston, MA 02110 and its telephone number is 617-204-6400.  Investment advisory services are provided to the Fund by the Adviser.

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company.  Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors.  The general partners or managing members of these entities typically are compensated through asset-based fees and incentive-based allocations.  Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors.  The advisers to these companies typically are compensated through asset-based, but not incentive-based, fees.

The Fund is similar to unregistered private investment funds in that (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) Fund Units are sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be restricted as to transfer and (iii) the Units are subject to asset-based fees and, indirectly, incentive-based allocations (at the Portfolio Fund level).

The Fund invests all or substantially all of its assets through a master fund/feeder fund structure in the Master Fund,  SCS Hedged Opportunities Master Fund, LLC, a Delaware limited liability company.  The Fund and the Master Fund have the same investment objectives, policies and strategies.  Similar to all other investors in the Master Fund, the Fund is responsible for its pro rata share of the Master Fund’s operating and overhead expenses.  Although portfolio trading for the Fund is currently anticipated to be only at the Master Fund level, the Adviser may in the future also trade at the Fund level.

INVESTMENT PROGRAM

The following description of the “Investment Program” is applicable to both the Fund and the Master Fund, and for convenience, the term “Fund” means both the Fund and Master Fund (unless otherwise indicated).

Fund’s Objectives and Investment Strategy

The Fund seeks attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. Broadly defined, the equity market represents the totality of stocks that are traded on stock markets around the world.  Fixed income markets refer to bonds or other interest rate securities that trade around the world.

The Fund pursues its investment objective by allocating its assets primarily among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.  The Fund may also invest, both directly and indirectly, in certain intermediary collective investment vehicles, including entities which are affiliates of the Adviser.  In this Prospectus, references to the phrases “Portfolio Fund” and “portfolio manager” are intended to be generic references to private investment vehicles and funds that utilize non-traditional investment strategies and the investment advisers who manage such investment vehicles’ and funds’ investment strategies.

The Fund seeks to achieve capital appreciation through investments in Portfolio Funds in two primary categories: (1) Portfolio Funds of established top-tier portfolio managers with limited capacity for new investment in which allocations are secured by the Fund; and (2) early stage Portfolio Funds managed by new or “undiscovered” portfolio managers.

Under normal circumstances, the primary investment strategy of the Fund is long/short equity.  However, the Fund may opportunistically invest in Portfolio Funds that employ a variety of investment strategies, including, but not limited, to: relative value (market neutral, convertible arbitrage, statistical arbitrage, fixed-income); event driven (merger arbitrage, high yield, distressed debt, capital structure arbitrage); and other non-traditional strategies (e.g., commodities arbitrage).

In implementing these strategies, the Portfolio Funds may acquire positions in a wide variety of U.S. and non-U.S. securities and other financial instruments, including, but not limited to, common stocks, debt securities, convertible securities, bank debt, private placements, commodities, futures, options and other derivative instruments. The Portfolio Funds may also use leverage as part of their investment strategy.

The Adviser seeks to select Portfolio Funds that are managed by portfolio managers who have demonstrated the ability to achieve superior risk-adjusted rates of return during their investment career.  However, this may be the first time some of these portfolio managers are managing a hedge fund of their own.  This presents particular challenges such as managing employees, balance sheets, service providers and investors.  While the due diligence process conducted by the Adviser is extensive and designed to seek to prevent capital loss, a given Portfolio Fund may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.  To seek to mitigate the risk of investing its capital in a single Portfolio Fund, the Fund generally will seek to limit the capital invested in any one Portfolio Fund with less than a 3-year track record to 5% of the Fund’s investment portfolio, whereas a Portfolio Fund managed by an experienced portfolio manager (i.e., a Portfolio Fund with greater than a 3-year track record) may comprise up to 10% of the Fund’s investment portfolio.  On average, the Fund’s investment portfolio typically holds 20 to 35 Portfolio Funds.  The Fund may be exposed to a single portfolio manager in excess of the foregoing guidelines if such portfolio manager manages several Portfolio Funds in which the Fund invests.  The Fund may exceed the foregoing exposure guidelines in certain circumstances, including but not limited to, as the Fund is seeking to invest substantial capital or the Fund liquidates portfolio securities to fulfill repurchase requests (which the Board in its sole discretion may authorize) or due to fluctuations in the value of the Fund’s portfolio securities.  The Fund is structured as a multi-manager hedge fund-of-hedge funds.  By diversifying its assets among multiple Portfolio Funds managed by multiple portfolio managers employing varying styles and strategies, the investment risks associated with an investment in any one of the Portfolio Funds may be reduced.

Hedge funds generally accept money exclusively from institutional accounts and wealthy individual investors, and require a minimum investment that is in excess of the amount many individuals are able or willing to invest on their own.  By investing in a diverse group of Portfolio Funds, the Fund seeks to provide Investors with access to the varied skills and expertise of the portfolio managers of such Portfolio Funds while at the same time seeking to reduce the risks and volatility associated with investing through a single Portfolio Fund.  The Adviser believes that its investment experience and unique network of relationships in the investment business gives the Fund access to Portfolio Funds managed by portfolio managers otherwise unavailable or unknown to many of its Investors.

The Adviser seeks to select Portfolio Funds on the basis of various criteria, including, among other things, the Portfolio Fund’s investment performance during various time periods and market cycles, the infrastructure of the Portfolio Fund’s portfolio manager, and the reputation, experience, training and investment philosophy of the Portfolio Fund’s portfolio manager.  In addition, the Adviser prefers Portfolio Funds in which the respective portfolio managers of the Portfolio Funds have substantial personal investments in such Portfolio Funds.

From time to time the Adviser may purchase put or call options, credit default swaps, exchange traded funds or similar instruments directly on behalf of the Fund to hedge certain risk exposures of the Fund or for investment purposes.

Subject to the investment restrictions set forth below, the Fund does not follow a rigid investment policy that would restrict the Fund from participating in any market, strategy, or investment.  In fact, the Fund’s assets may be deployed in whatever investment strategies are deemed appropriate to achieve the Fund’s investment objectives under prevailing economic and market conditions.

Percentage Limits

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment.  Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, may authorize) or to pay expenses.  The percentage limitations applicable to the Fund set forth in this Prospectus apply only to the investments made by the Fund in Portfolio Funds.  Accordingly, the Fund’s investment limitations are not applied to the portfolio securities held by the Portfolio Funds in which the Fund may invest.

Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.

The Fund may not:

•	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).
•
Issue senior securities, except to the extent permitted by the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.
•
Directly make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act.

•	Directly purchase, hold or deal in real estate.
•	Directly invest in physical commodities or commodity contracts.
•
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Portfolio Funds are not considered part of an industry. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

•	Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

The foregoing investment restrictions and the Fund’s investment policies do not necessarily apply to the Portfolio Funds in which the Fund invests, which often have few, if any investment restrictions.  In applying the Fund’s 25% limitation on investment in a single industry, the Fund will consider the investment policies of the Portfolio Funds with respect to specific industry concentrations or industry-oriented investment strategies.  The Fund does not, however, and does not expect to, have sufficient portfolio holdings information with respect to each Portfolio Fund’s underlying portfolio positions to apply or monitor an industry concentration policy on a look-through basis.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

Other 1940 Act Limitations

The Master Fund will limit its investment position in a Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (“SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or if non-voting securities are not offered by such Portfolio Funds, waive its right to vote its interests in, Portfolio Funds.  The Adviser does not expect that the Master Fund will waive its voting rights to a significant extent in the future.  However, the Adviser has in the past, and may in the future waive the Master Fund’s voting rights in certain instances, subject to reporting to the Board, if such waiver would allow the Master Fund, as well as potentially other clients of the Adviser, to invest in the same Portfolio Funds or to make larger investments in those Portfolio Funds.  These voting waiver arrangements may permit the Master Fund to own an economic interest in a Portfolio Fund equal to 5% or more.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in a Portfolio Fund, if investments in the Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel.  These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

To the extent the Master Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of a Portfolio Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including potentially matters adverse to the Fund’s interests.  Such waivers potentially could have an adverse impact on the Master Fund.  Further, to the extent that other funds or accounts managed by the Adviser do not waive their voting rights in a particular Portfolio Fund, the voting power of the other funds or accounts managed by the Adviser will increase as a result of the Master Fund waiver.  Any waiver may be undertaken as an irrevocable contractual agreement to waive or limit the Master Fund’s ability to vote with regard to the election or removal of Portfolio Fund directors (or their equivalent).

Portfolio Fund Strategies

The Fund seeks to focus on the strategies described below.  In each area the portfolio managers of the Portfolio Funds may vary dramatically in their portfolio management techniques including position size, use of leverage and degree of hedging.  As a result, Portfolio Fund returns will vary significantly within particular strategies.  The Fund is not subject to any fixed diversification or asset allocation requirements.

It is the general policy of the Fund to allocate assets to Portfolio Funds whose portfolio managers use both absolute return and long/short equity strategies.  The term “absolute return” refers to a broad class of investment strategies that are intended to have a low correlation to the performance of equity, debt and other markets.  Although it is the general policy of the Fund to allocate assets among Portfolio Funds that use absolute return strategies and long/short equity strategies, the Fund may select Portfolio Funds that do not use these strategies but whose performance has been negatively correlated or uncorrelated to equity, debt and other markets in an attempt to generate a consistent return pattern with minimum deviation.

In contrast to the Fund’s investment objective, most traditional investment strategies have a directional bias with respect to particular securities or particular markets.  For example, some “long only” strategies benefit from a rise in the price of a particular security or market and some “bearish” strategies benefit from a decline in price of a particular security or market.  An absolute return strategy, on the other hand, is intended to be non-directional and therefore uncorrelated to the performance of any particular market.  Consequently, the overall market movements and the market performance of particular securities (or groups of securities) are relatively unimportant to investment decision-making and portfolio performance.  Also known as a “target return” strategy, an absolute return strategy is designed to benefit not from absolute increases or decreases in the price of a particular security or market, but from expected changes in the relative value of two or more securities or other interests whose performance has been historically correlated.

The Portfolio Funds chosen by the Adviser may purchase or sell stocks, bonds, options, warrants, currencies, futures contracts and commodities (subject to regulatory compliance), partnership interests, investment in early stage companies including early stage funds, money market instruments, debt securities, other ownership interests and indebtedness and may utilize a variety of specialized investment techniques.  The Portfolio Funds are chosen without regard to their geographical focus which may, therefore, include “emerging markets,” although the Fund is not expected to have significant exposure to emerging markets.  Except as provided in the governing documents of the Portfolio Funds, there are no limits on what types of investments or investment techniques the respective portfolio managers may make on behalf of the Portfolio Funds.  Some of the investment techniques include but are not limited to:

(i) Long/Short Equity.  Purchasing long positions in equity securities which are believed to be undervalued and likely to increase in value and taking short positions in equity securities believed to be overvalued and likely to decline in value.  The implementation of long/short strategies varies considerably from manager to manager in terms of industry focus, investment horizon and use of leverage.  Some strive to be “marked neutral” while others may have a long or short bias in their investment approach.

(ii) Long-term Stock Investing.  Selecting common stocks or stock options based primarily upon fundamental analysis, market inefficiencies and an assessment of overall market trends.  This strategy may also include purchasing preferred stocks, debt securities and short-term money market instruments.

(iii) Short-term Trading.  Purchasing and selling common stocks and stock options with short time intervals between buying and selling, to take advantage of specific price movements and overall trends.

(iv) Emerging Growth Stock Investing.  Investing in stocks of small to medium-sized enterprises with strong growth characteristics.

(v) Undervalued Assets Investing.  Investing in securities whose prices in the public market represent a significant discount from the private market value of the issuer’s assets.  The private market value is the value informed industry investors or participants are willing to pay to purchase assets with similar characteristics.

(vi) Sector Investing.  Investing in securities in a specific geographic region or industry sector, which may include, without limitation, international and emerging market debt and equity securities.

(vii) Investment Companies.  Investing in, and trading the shares of, both U.S. and non-U.S. investment companies, including closed-end partnerships (to the extent permitted by law).

(viii) Influential Holdings.  Investing in securities with the intent of exercising a degree of influence (whether by gaining representation on the board of directors or otherwise) over the management or operations of a portfolio company.

(ix) Event Driven.  Investing in securities of companies that are involved in special situations such as corporate restructurings, acquisition, merger or bankruptcy.  The portfolio managers may cause the Portfolio Funds to take a long position in the company being acquired and a short position in the acquiring company or the reverse.

(x) Short Selling.  Identifying and selling short or using derivatives to create synthetic short positions in common stocks that are overvalued, frequently in companies with accounting or management difficulties, or that face a severe down-turn in their business, resulting in questions as to their viability as going concerns.  Although these strategies are usually short only, short selling strategies may involve taking long positions for limited periods of time.

(xi) Convertible and Diversified Hedging.  Buying long positions in convertible bonds or preferred stock and selling short the corresponding common stock or call option.  Includes option hedging, option spreading, commodity option hedging, international risk arbitrage, and interest rate spreading.

(xii) Risk Arbitrage.  Arbitrage in securities which are the subject of tender offers, exchange offers or mergers, liquidations, reorganizations, bankruptcies and other extraordinary corporate transactions.  This technique may also include the purchase of creditors’ claims against companies in bankruptcy or financial distress at less than face value, with the expectation of receiving greater payments or the distribution of securities pursuant to a liquidation or reorganization plan.  The success or failure of this strategy usually depends upon whether the Portfolio Fund’s portfolio manager accurately predicts the outcome of a proposed merger, tender offer, financial restructuring or other extraordinary transaction.

(xiii) Futures and Options Investing.  Investing in a diversified portfolio of financial, currency and commodity options and futures (but only if and to the extent the Fund and the Portfolio Fund’s portfolio manager meet the requirements of the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”).

(xiv) New Financial Instruments.  In addition to the strategies described above, the Portfolio Funds may take advantage of opportunities presented by the development of new investment or financial techniques or instruments, to the extent such techniques or instruments are consistent with the Fund’s investment objective.

In addition, certain securities in which Portfolio Funds invest may be illiquid, restricted and/or may not have readily ascertainable market prices. Portfolio managers may create “side pockets” for such securities. A “side pocket” is an account used to separate illiquid assets from other more liquid investments. Once a portfolio manager deems an investment to be illiquid or lacking a “readily available market” the portfolio manager may decide to create a “side pocket” account for such investment and offer current Investors an opportunity to participate in such account.  The valuations of the securities in a side pocket may not be reflective of their actual sale prices upon realization.  The Adviser intends to monitor the Fund’s exposure to “side pocket” investments by generally seeking to limit investments that the Adviser believes would cause the Master Fund’s exposure to “side pockets” to exceed 5% of the Master Fund’s net assets, determined at the time of investment in a Portfolio Fund.

The foregoing description is general and is not intended to be exhaustive.  Investors must recognize that there are inherent limitations on all descriptions of investment processes due to the complexity, confidentiality and subjectivity of such processes.  In addition, it is impossible to identify all such strategies, techniques and processes because they are continually changing, as are the markets invested in by the Fund and the Portfolio Funds.  The portfolio managers may pursue additional investment techniques, in their sole discretion, in the pursuit of their respective Portfolio Funds’ investment objective.  The investment program of the Fund is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved, and certain investment practices (e.g., a Portfolio Fund’s use of leverage, derivatives and short sales) may increase any adverse impact to which the Fund’s investment portfolio may be subject. Prospective Investors should review the “Certain Risk Factors” section for a discussion of certain risks associated with investing in the Fund.

Fund of Funds Approach

The use of a fund of funds format, whereby investments are made through a variety of Portfolio Funds, utilizing different and, if possible, non-correlated investment strategies and trading techniques, is intended to afford the Fund the ability to do the following: (1) provide Investors with a diversified investment portfolio that seeks to obtain above-average returns over an extended period of time; (2) invest in Portfolio Funds with portfolio managers who have different investment styles and philosophies; (3) attempt to lower overall portfolio risk and volatility by investing in Portfolio Funds that have low correlations to each other; and (4) invest in Portfolio Funds with portfolio managers who have consistent past performance records.  Of course, past performance is not a guarantee of future success.

Asset Allocation and the Selection of Portfolio Funds

The Adviser seeks to select Portfolio Funds with portfolio managers that have demonstrated the ability to achieve superior risk-adjusted rates of return during their investment career.  However, this may be the first time some of these portfolio managers are managing a hedge fund of their own.  This presents particular challenges such as managing employees, balance sheets, service providers and investors.  While the due diligence process conducted by the Adviser is extensive and designed to seek to prevent capital loss, a given Portfolio Fund may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.  To seek to mitigate the risk of investing its capital in a single Portfolio Fund, the Fund generally will seek to limit the capital invested in any one Portfolio Fund with less than a 3-year track record to 5% of the Fund’s investment portfolio, whereas a Portfolio Fund managed by an experienced portfolio manager (i.e., a Portfolio Fund with greater than a 3-year track record) may comprise up to 10% of the Fund’s investment portfolio.  On average, the Fund’s investment portfolio typically holds 20 to 35 Portfolio Funds.  The Fund may be exposed to a single portfolio manager in excess of the foregoing guidelines if such portfolio manager manages several Portfolio Funds in which the Fund invests.  The Fund may exceed the foregoing exposure guidelines in certain circumstances, including but not limited to, as the Fund is seeking to invest substantial capital or the Fund liquidates portfolio securities to fulfill repurchase requests (which the Board in its sole discretion may authorize) or due to fluctuations in the value of the Fund’s portfolio securities.

The Adviser selects Portfolio Funds that are not generally available to the investing public and who satisfy a comprehensive selection process which may include, but is not limited to, the following general criteria:

•	Perceived ability to produce attractive long-term, risk-adjusted investment results.
•	Perceived ability to manage risks.
•	Perceived ability to perform well in markets where investment conditions are difficult.
•	Perceived ability to produce investment results which are not highly correlated to other investment classes.

Preference will be given to Portfolio Funds with portfolio managers who have their own capital at risk, together with other investors.  The Adviser will also consider other criteria in evaluating and selecting Portfolio Funds, which may include, but is not limited to.

•	Relevant investment management experience of the portfolio manager;
•	History of consistent returns with respect to its investment style;
•	The degree to which a specific Portfolio Fund complements and balances the Fund’s portfolio with respect to the strategies employed by other Portfolio Funds;
•	The quality and stability of the Portfolio Fund’s organization;
•	The ability of the Fund to make withdrawals or liquidate its investment; or
•	The ability of each Portfolio Fund’s portfolio manager to consistently and effectively apply its investment approach.

Certain of the criteria may be emphasized more than others in the selection of a particular Portfolio Fund.

In selecting Portfolio Funds, the Adviser collects, analyzes and evaluates a wide variety of information.  The information includes, but not be limited to, the personnel, history and background of the portfolio managers of the Portfolio Funds.  Additionally, the Adviser analytically reviews and considers the investment styles, strategies and performance of the portfolio managers of the Portfolio Funds being considered.  The Portfolio Fund selection process, in tandem with the asset allocation process, includes simulating the historic performance of a group of managers in order to determine how the Portfolio Funds would have historically performed under various return scenarios.  An additional element in the Portfolio Fund selection process is the Adviser’s subjective assessment of the ability and character of a prospective Portfolio Fund’s portfolio manager.

The Fund makes investments based on actual historical performance but there is no certainty that such past performance will be relevant for the future.  The profit potential or risk of an investment depends on the judgment of its investment advisory personnel.  There may also be major losses, for example in the event of a disruption in the financial markets.

The portfolio managers of the Portfolio Funds chosen by the Adviser have full discretion over all matters relating to the manner, method and timing of investment and trading transactions with respect to the Portfolio Funds’ assets subject to the investment objectives, policies and restrictions of that Portfolio Fund.

The Fund will bear a pro rata portion of the fees and expenses of each Portfolio Fund in which the Fund invests.  Portfolio Funds generally will charge the Fund an asset-based fee (in the range of 1.0% to 2.0% annually) and a performance based fee (in the range of 15% to 25% of the Portfolio Fund’s net profits).  The foregoing fees may be higher or lower for certain Portfolio Funds.

Monitoring of Asset Allocation and Portfolio Funds

The Adviser monitors both the Fund’s asset allocation and the performance and other criteria of each Portfolio Fund on a regular basis.  The initial asset allocation and ongoing portfolio re-balancing should reflect changes in the investment markets and the relative attractiveness of the different strategies employed by the Fund.  The Adviser attempts to periodically contact the portfolio managers of the Portfolio Funds for their analysis of significant events as they relate to their investment strategies and influence their investment decisions.  The Adviser also attempts to regularly review the investment portfolio of each Portfolio Fund, to the extent such data is provided to the Adviser by the relevant portfolio manager.  The Adviser also attempts to make periodic comparative evaluations of other portfolio managers and other Portfolios Funds utilizing similar investment strategies.  Additionally, the Adviser will regularly monitor the portfolio managers and the Portfolio Funds they manage by considering numerous factors including:

(1)	investment objective and guideline compliance;
(2)	employee turnover; and
(3)	amount of assets under management.

If a Portfolio Fund’s relative performance is below expectations or if significant changes occur in its personnel, approach or investments, the Adviser may remove the Portfolio Fund from the universe of Portfolio Funds in which the Fund may invest.  The allocations of the Fund’s assets among different Portfolio Funds may be adjusted from time to time to reflect the Adviser’s analysis of which strategies are best suited to current market conditions.  However, the Fund’s ability to withdraw investments will be constrained by the limited withdrawal rights imposed by each Portfolio Fund.

Borrowing

From time to time, the Fund may borrow money to meet repurchase requests (which the Board, in its sole discretion, may authorize) and for operational portfolio management purposes.  The Fund may also borrow money to pay operating expenses if the Fund does not generate sufficient cash flow from operations.  Borrowing may be facilitated by entering into a line of credit.  However, if the Fund does not generate sufficient cash flow to meet the requirements under the line of credit, the Fund may nonetheless be required to liquidate investments at times or in amounts that are disadvantageous to the Fund.  Generally, borrowing is intended only in limited circumstances when the Adviser believes it would not be prudent to sell existing portfolio holdings to meet repurchase requests.  It is anticipated that such borrowing will be on a short-term basis.  If the Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Investors who do not have all of their Units repurchased by the Fund, by increasing the Fund’s expenses and reducing any net investment income.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrower, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”).  This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including indebtedness).  Each of the Fund’s and the Master Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.  In addition, lenders may require the Fund or the Master Fund to agree to more restrictive asset coverage requirements as a condition to providing credit.  Either the Fund or the Master Fund may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund’s or the Master Fund’s total asset level below what is required by the 1940 Act or under any loan agreement to which Fund or the Master Fund is a party. In certain cases, this may be impossible.

Subject to the maximum limits on borrowing under the 1940 Act mentioned above, the Board may modify the borrowing policies of the Fund or the Master Fund, including the percentage limitations, the purposes of borrowings, or the length of time that it may hold portfolio securities purchased with borrowed money.  The rights of any lenders to receive payments of interest or repayments of principal from the Fund or the Master Fund will be senior to the rights of the Investors, and the terms of any borrowings may contain provisions that limit certain activities of the Fund or the Master Fund, as applicable.

The Asset Coverage Requirement described above does not apply to the Portfolio Funds in the Master Fund’s portfolio. Therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The Adviser will consider a Portfolio Fund’s use of leverage as part of the Adviser’s investment process described above.

CERTAIN RISK FACTORS

An investment in the Fund involves significant risks and considerations which prospective Investors should evaluate carefully before making a decision to acquire Units.  The Adviser and its affiliates cannot assure the Fund’s success or profitability.  The success of the Fund will depend upon a variety of factors, many of which are beyond the Adviser’s control. A prospective Investor should carefully consider the following factors and risks relating to an investment in the Fund.  The risks described below are applicable to both the Fund and Master Fund, and for convenience, unless otherwise indicated, the term “Fund” means both the Fund and the Master Fund.  This section also describes certain risk factors applicable to the Fund’s investment in the Portfolio Funds.  The following does not purport to be a summary of all the risks associated with such investment.

Risks Associated with Investments in Securities Generally

Any investment in securities carries certain market risks.  In addition to the factors discussed elsewhere in this Prospectus, investments by the Portfolio Funds may decline in value for any number of reasons over which the Portfolio Funds may have no control, including changes in the overall market for equity and/or debt securities, and factors pertaining to particular portfolio securities, such as management, the market for the issuer’s products or services, sources of supply, technological changes within the issuer’s industry, the availability of additional capital and labor, general economic conditions, political conditions and other similar conditions.  The value of the Portfolio Funds’ investments will fluctuate, and there is no assurance that the Fund will achieve its investment objective.  The profit (or loss) derived from the Portfolio Funds’ investment transactions consists of the price differential between the price of the securities purchased and the value ultimately realized from their disposition, plus any dividends or interest received during the period that the securities are held, less transaction costs (consisting mainly of brokerage commissions).  If the securities held long (or sold short) do not increase (or decrease) in value as anticipated, the Portfolio Funds may sell (buy to cover) them without a gain or at a loss.  It is possible that the Portfolio Funds’ long positions will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.  It is also possible that the portfolio managers of the Portfolio Funds will misjudge the effect a particular security will have on exposure to market risk or that the particular combination of securities held long and those sold short will fail to insulate a Portfolio Fund from general equity market risk as anticipated.  Also, to the extent that the portfolio managers do not evenly balance the portfolios between long and short positions, the Portfolio Funds will be subject to increased market risks.

Investment Program

The Fund’s investment program is considered speculative, as there can be no assurance that the Adviser’s assessment of Portfolio Funds will prove accurate.  There can be no assurance that the Adviser will be able to allocate the Fund’s assets among the Portfolio Funds in a manner that is profitable to the Fund.  Additionally, the profitability of a significant portion of the Fund’s investment program depends to a great extent on correct assessments of the future course of the price movements of securities and other investments.  There can be no assurance that portfolio managers of the Portfolio Funds will be able to accurately predict these price movements.  The securities markets have in recent years been characterized by great volatility and unpredictability.  In addition to market risk, there is unpredictability as to changes in general economic conditions which may affect the profitability of the Fund’s investment program or specific strategies utilized by the program.  With respect to the investment strategies utilized by Portfolio Funds, there is a significant degree of market risk.  In addition, the Fund will not have direct control over the Fund’s assets once they are allocated among the Portfolio Funds.

Multiple Managers

The overall success of the Fund depends on, among other things, (i) the ability of the Fund to develop a successful asset allocation strategy, (ii) the ability of the Fund to select Portfolio Funds and to allocate the assets amongst them, and (iii) the ability of the portfolio managers of the Portfolio Funds to be successful in their strategies.  The past performance of such strategies is not necessarily indicative of their future profitability.  No assurance can be given that the strategy or strategies utilized by a given Portfolio Fund will be successful under all or any future market conditions.  There can be no guarantee of future performance and there is no assurance that the Fund or the Portfolio Funds will be able to achieve their investment objectives or be profitable.

Assets of the Fund that are invested in a particular Portfolio Fund are subject to certain legal and regulatory constraints.  For example, the 1940 Act imposes limits on the amount that the Fund can invest in “investment companies” (as defined in the 1940 Act).

The level of risk associated with the Fund’s investments varies depending on the particular investment strategy utilized by a Portfolio Fund.  Because the Fund may allocate its assets to several Portfolio Funds whose portfolio managers make their trading decisions independently, it is possible that one or more of such Portfolio Funds may, at any time, take positions which may be opposite of positions taken by other Portfolio Funds.  It is also possible that Portfolio Funds may on occasion take substantial positions in the same security or group of securities at the same time creating hidden correlations.  The possible lack of diversification caused by these factors may subject the investments of the Fund to more rapid change in value than would be the case if the assets of the Fund were more widely diversified.  In addition, a particular Portfolio Fund may take positions for its other clients which may be opposite to positions taken for the Fund.

Dependence on Portfolio Managers

The Fund will be highly dependent upon the expertise and abilities of the portfolio managers of the Portfolio Funds in which it invests.  Such portfolio managers will have investment discretion over the Fund’s assets and, therefore, the death, incapacity or retirement of a principal or other key personnel of a portfolio manager may adversely affect investment results of the Fund.  The Fund may also be negatively affected by adverse price movements of significant positions held by one or more of the Portfolio Funds.

Risks Associated with Portfolio Funds

The Fund intends to pursue its investment objective by allocating its assets primarily among a group of pooled vehicles, investment companies and entities excluded from the definition of investment company (i.e., hedge funds).  The Investor will indirectly bear the Fund’s proportionate share of any management fees, performance based compensation and other expenses paid by such Portfolio Funds in which the Fund invests in addition to the fees and expenses paid by the Fund.

When the Fund invests in Portfolio Funds, the Adviser has no control of the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investments.  Investing in Portfolio Funds involves other risks, including the following:

•
The Portfolio Funds are not expected to be registered as investment companies under the 1940 Act and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

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Although the Adviser will periodically receive information from each Portfolio Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information.  Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding proprietary investment strategies or positions.  In addition, the Fund and the Adviser have no control over the Portfolio Funds’ investment management, brokerage, valuation procedures, custodial arrangements or operations and must rely on the experience and competency of each Portfolio Fund’s manager in these areas.

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The Fund may make additional investments in, or withdrawals from, the Portfolio Funds only at certain times specified in the governing documents of the Portfolio Funds.  In addition, the Portfolio Funds may have limitations on withdrawals due to “lock-up” periods, “gates” (which provide for a maximum withdrawal amount from a Portfolio Fund in a withdrawal period) and suspensions of withdrawals or payment of withdrawal proceeds from a Portfolio Fund.

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To the extent the Fund’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Portfolio Fund.  Portfolio Funds may be permitted to distribute securities or other investments in kind to investors, including the Fund.  Securities that the Fund may receive upon a distribution may be illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund though possibly at a steep discount to the fair market value of such securities.

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Prospective Investors in the Fund should review carefully the discussion in this section for other risks associated with the Fund and the Adviser’s and the portfolio managers’ styles of investing.  An investment in the Fund should be made only by Investors who understand the nature of the investment, do not require liquidity in their investment in the Fund and can bear the economic risk of the investment.

Access to, Timeliness of and Accuracy of Information from Portfolio Funds

The Adviser will receive periodic reports from Portfolio Funds at the same time as any other investor in the Portfolio Funds.  The Adviser will request detailed information on a continuing basis from each Portfolio Fund regarding the Portfolio Fund’s historical performance, and the Portfolio Funds’ current holdings and investment strategies.  However, the Adviser may not always be provided with detailed information regarding all the investments made by the Portfolio Funds because certain of this information may be considered proprietary information by the Portfolio Fund’s portfolio manager.  Additionally, information received from the Portfolio Funds may not always be accurate or timely.  This lack of access to, untimeliness of or inaccuracy of information provided by the Portfolio Fund may make it more difficult for the Fund to select, allocate among, and evaluate Portfolio Funds.

Inexperienced Portfolio Managers

Although the Fund will typically choose Portfolio Funds with portfolio managers who, in the opinion of the Adviser, have impressive investment backgrounds and show substantial performance potential, some of these portfolio managers may not have extensive track records in hedge fund management.  This presents particular challenges such as managing employees, balance sheets, service providers and investors.  While the due diligence process conducted by the Adviser is extensive and designed to seek to prevent capital loss, due to the early life-cycle of many of the Portfolio Funds in the portfolio, a given Portfolio Fund may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.  In addition, to mitigate the risk of a single Portfolio Fund, the Fund generally will limit the capital invested in any one Portfolio Fund with less than a 3-year track record to 5% of the Fund’s investment portfolio.

Illiquid Portfolio Investments

Certain Portfolio Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-accounts within the Portfolio Funds in which certain assets (which generally are illiquid and/or difficult to value) are held and segregated from the Portfolio Fund’s other assets until a realization event occurs.  Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide.  Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable.  In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment in such Portfolio Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the portfolio manager of such Portfolio Fund.  In addition, if a Portfolio Fund establishes a side pocket prior to the Fund’s investing in the Portfolio Fund, the Fund may not be exposed to the performance of the Portfolio Fund’s assets held in the side pocket.

Highly Volatile Markets

The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile.  Price movements of forward, futures and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  These investments are also subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Due Diligence Considerations

The Adviser will conduct due diligence which the Adviser believes is adequate to select Portfolio Funds in which to invest the Fund’s assets.  However, due diligence is not foolproof and may not uncover problems associated with a particular Portfolio Fund or its portfolio manager.  The Adviser may rely upon representations made by portfolio managers, accountants, attorneys, prime brokers, and/or other investment professionals.  If any such representations are misleading, incomplete or false, this may result in the selection of a Portfolio Fund which might have otherwise been eliminated from consideration had fully accurate and complete information been made available to the Adviser.  However, even exhaustive due diligence may not protect against subsequent fraud by an agent of a Portfolio Fund.

While the Portfolio Funds may be subject to certain investment restrictions, there can be no assurance that the Portfolio Funds’ portfolio managers will comply with such restrictions.  Moreover, the Fund will rely upon the valuations provided by such portfolio managers and will not seek to verify such valuations.  If a portfolio manager deviates from an investment restriction, or provides incorrect valuations, the Portfolio Fund and the Fund could be adversely affected.

Concentration of Investments

The identity and number of Portfolio Funds that the Fund invests in will vary over time.  The Fund may from time to time have a material percentage of its assets in one or more Portfolio Funds or concentrated in one or more investment strategies and a loss in any investment could have a material adverse impact on the Fund’s capital.  There is a risk that the Fund’s investments will not be diversified in all market conditions.  The possible lack of diversification may subject the investments of the Fund to more rapid change in value than would be the case if the assets of the Fund were more widely diversified.

Risks of Certain Investments Made By the Fund and the Portfolio Funds

The following describes certain risks relating to the investments and strategies utilized by the Portfolio Funds.  Because the Fund intends to invest substantially all of its asset into the Master Fund, the following risks are applicable to both the Fund and Master Fund.  As used in this section the term “Fund,” unless otherwise indicated, includes both the Fund and Master Fund. The Fund’s investment strategy is to invest in several Portfolio Funds that engage in different investment strategies and use a variety of investment techniques.  Each of these strategies and techniques may be non-traditional and involve substantial risks.  Although several of these risks are discussed below, it is impossible to identify all such risks, particularly since the Fund’s investments in Portfolio Funds are continually changing, as are the markets invested in by the Fund and the Portfolio Funds.  Given that the Adviser may make direct investments on behalf of the Fund, certain of the following risk factors are also applicable to such investments.

Equity Securities Generally

The Portfolio Funds selected by the Adviser will primarily invest in equity and equity-related securities in companies located in and outside of the United States.  The value of these financial instruments generally will vary with the performance of the issuer and movements in the equity markets.  As a result, the Fund through its investment in the Portfolio Funds may suffer losses if one or more of the Portfolio Funds invest in equity instruments of issuers whose performance diverges from the portfolio manager’s expectations or if equity markets generally move in a single direction and the Portfolio Funds and/or the Fund have not hedged against such a general move.  Portfolio Funds may also be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering or otherwise qualifying restricted securities for public resale.

Equity Securities of Growth Companies

A significant portion of the Fund’s assets is expected to be invested in Portfolio Funds that invest in equity or equity-linked securities of companies that the portfolio managers believes have potential for capital appreciation significantly greater than that of the market averages, the so-called “growth” companies.  The market capitalization of the growth companies in which the Fund will invest may range from small to large capitalizations.  Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are heavily dependent on future expectations.  Securities of growth companies generally trade less frequently and in smaller volume than many other exchange listed securities and/or than securities of more established companies.  The values of these securities may fluctuate more sharply than exchange-listed securities, and the portfolio managers may experience some difficulty in acquiring or disposing of positions in these securities at prevailing market prices.

Undervalued Equity Securities

The Fund may allocate its assets to Portfolio Funds that invest in companies that the portfolio managers believe are undervalued.  Opportunities in undervalued equity securities arise from market inefficiencies or due to a lack of wide recognition of the potential impact (positive or negative) that specific events or trends may have on the value of a security.  The identification of investment opportunities in undervalued securities is a difficult task, and there is no assurance that such opportunities will be successfully recognized or acquired.  While investments in undervalued securities offer the opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Short Sales

The investment programs of certain of the Portfolio Funds may include short selling.  A short sale is a transaction in which the Portfolio Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  When the Portfolio Fund makes a short sale of a security, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.  The Portfolio Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.  The Portfolio Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer.  Depending on the arrangements the Portfolio Fund makes with the broker-dealer from which it borrowed the securities regarding remittance of any payments received by the Portfolio Fund on such security, the Portfolio Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio Fund replaces the borrowed security, the Portfolio Fund will incur a loss; conversely, if the price declines, the Portfolio Fund will realize a short-term capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Portfolio Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  A Portfolio Fund’s ability to execute a short selling strategy may be materially adversely impacted by temporary and/or new permanent rules, interpretations, prohibitions, and restrictions adopted in response to these adverse market events.  Regulatory authorities may from time-to-time impose restrictions that adversely affect a Portfolio Fund’s ability to borrow certain securities in connection with short sale transactions.  In addition, traditional lenders of securities might be less likely to lend securities under certain market conditions.  As a result, a Portfolio Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.

Portfolio Fund Leverage

Certain of the Portfolio Funds may borrow funds from brokerage firms and banks.  The Fund will have no control over the amount of leverage used.  In addition, the Portfolio Funds may indirectly leverage their portfolios by investing in instruments with embedded “leverage” features such as options, swaps, forwards, contracts for differences and other derivative instruments.  While leverage presents opportunities for increasing the Portfolio Fund’s total return, it has the effect of potentially increasing losses to the Portfolio Fund as well.  Accordingly, any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund could be magnified to the extent that leverage is employed by the Portfolio Fund.  The cumulative effect of the use of leverage by a Portfolio Fund in a market that moves adversely to the investments of the entity employing the leverage could result in a loss to the Portfolio Fund that would be greater than if leverage were not employed by such Portfolio Fund.  In addition, to the extent that the Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Portfolio Funds.

In general, the anticipated use of short-term margin borrowings by the Portfolio Funds results in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Portfolio Funds’ margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Fund could be subject to a “margin call”, pursuant to which the Portfolio Funds must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of a Portfolio Fund, the Portfolio Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Options

The Fund and Portfolio Funds may write or purchase options.  The writing or purchasing of an option involves the risk of losing the entire investment in such option, causing significant losses to the Portfolio Fund in a relatively short period of time.

Because option premiums paid or received by a Portfolio Fund will be small in relation to the market value of the investments underlying the options, buying and selling put and call options can result in large amounts of leverage.  As a result, the leverage offered by trading in options could cause a Portfolio Fund’s asset value to be subject to more frequent and wider fluctuations than would be the case if the Portfolio Fund did not invest in options.

Upon the exercise of a put option written by a Portfolio Fund on securities, the Portfolio Fund may suffer a loss equal to the difference between the price at which the fund is required to purchase the underlying securities and their market value at the time of the option exercise, less the premium received from writing the option.  Upon the exercise of a call option on securities written by a Portfolio Fund, the Portfolio Fund may suffer a loss equal to the excess of the market value of the securities at the time of the option’s exercise over the strike price of the call options received from writing the option.

No assurance can be given that a Portfolio Fund will be able to effect closing transactions at a time when it wishes to do so.  If a Portfolio Fund cannot enter into a closing transaction, a Portfolio Fund may be required to hold securities that it might otherwise have sold, in which case it would continue to be at market risk on the securities and could have higher transaction costs, including brokerage commissions, upon the sale of securities.

Other Derivative Investments

The Fund and the Portfolio Funds may invest in other derivative instruments, which may include futures, options, swaps, structured securities and other instruments and contracts that are derived from or the value of which is related to one or more underlying securities, financial benchmarks, currencies or indices.  Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark, currency or index at a fraction of the cost of investing in the underlying asset.  The value of a derivative depends largely upon price movements in the underlying asset.  Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset.  However, there are a number of other risks associated with derivatives trading.  For example, because many derivatives are leveraged, and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement cannot only result in the loss of the entire investment, but may also expose the Portfolio Fund to the possibility of a loss exceeding the original amount invested.  Derivatives may also expose Investors to liquidity risk, as there may not be a liquid market within which to close or dispose of outstanding derivatives contracts.  Swaps and certain options and other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.

Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.”  Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits.  Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.  This could prevent the portfolio manager from promptly liquidating unfavorable positions and subject the Portfolio Fund to substantial losses.  In addition, the portfolio manager may not be able to execute futures contract trades at favorable prices if little trading in the contracts involved is taking place.  It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

Arbitrage/Correlation Risk

The Portfolio Funds may engage in various types of arbitrage.  Arbitrage involves the purchase of an asset and the concurrent sale of that asset in a different market, or the sale of a related asset, in order to capture small price discrepancies between markets or related assets.  Arbitrage strategies involving related assets carry the risk that the value of the related assets will not track or affect each other in the manner anticipated by the Portfolio Fund’s portfolio manager.  Arbitrage strategies generally assume the price of related assets will converge to some historic or quantitative relationship, and that price discrepancies from this relationship will disappear.  In the event the price discrepancies do not disappear or if the price discrepancies increase, the Portfolio Fund could lose money on an arbitrage trade.

The portfolio manager of a Portfolio Fund may determine that the offer price for a security that is the subject of a tender offer is likely to be increased, either by the original bidder or by another party.  In those circumstances, Portfolio Funds may purchase securities above the offer price, thereby exposing Portfolio Funds to an even greater degree of risk.

When such Portfolio Fund’s portfolio manager determines that it is probable that a previously announced transaction involving a company will not be consummated, they may sell the securities of the target company short, at times significantly below the announced price for the securities in the transaction.  If the transaction (or another transaction, such as a defensive merger or a friendly tender offer) is consummated at the announced price or a higher price, such Portfolio Fund may be forced to cover the short positions in the market at a higher price than the short sale price, resulting in a loss.

The consummation of mergers, exchange offers and cash tender offers can be prevented or delayed by a variety of factors.  Offers for tender or exchange offers customarily reserve the right to cancel such offers in a variety of circumstances, including an insufficient response from shareholders of the target company.  Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat an acquisition, they may result in significant delays, during which a Portfolio Fund’s capital will be committed to the transaction and interest charges may be incurred on funds borrowed to finance its arbitrage activities in connection with the transaction.

Exchange offers or cash tender offers are often made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted on a pro rata basis.  Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below the price at which the Portfolio Fund acquired them, a Portfolio Fund may have returned to it, and be forced to sell at a loss, a portion of the securities it had previously tendered.

Portfolio Funds may make certain speculative purchases of securities.  Such purchases may include securities of companies that are involved in, or which such Portfolio Fund’s portfolio manager believes will be involved in, corporate restructurings, that they believe are undervalued because of an extraordinary event, or that are expected to undergo a change in value because of an expected occurrence.  Portfolio Funds may also make concentrated investments in securities of companies that may be or may become targets for takeovers.  If those Portfolio Funds purchase securities in anticipation of an acquisition attempt or reorganization or with the intention of influencing the management and policies of the issuer of the securities, and an acquisition attempt or reorganization does not in fact occur or they are not able to so influence the issuer of the securities, those Portfolio Funds may sell the securities at a material loss.

In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Funds of the security with respect to which such distribution was made.

Hedging Transactions

The Adviser uses hedging strategies in the overall construction of the Fund’s investment portfolio.  Specifically, the Adviser allocates assets to portfolio managers with differing or opposing strategies to reduce correlations in the investment portfolio of the Fund.  By allocating assets in such a manner the Adviser strives to create a “hedged” portfolio of Portfolio Funds.  While the Adviser intends to implement this hedging strategy primarily at the portfolio manager level, the Adviser may also complement this hedging strategy by using call options, credit default swaps, exchange traded funds or similar instruments directly on behalf of the Fund with a view to reducing correlations that can develop in the portfolio due to shifts in portfolio manager holdings or from changes in the market environment.

Non-U.S. Investments

It is expected that the Fund will invest a portion of its assets in Portfolio Funds that will invest in securities of non-U.S. companies and foreign countries and in non-U.S. currencies.  Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Fund’s investment opportunities.  In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States.  Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated.  The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.  There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States.  The risks of investing in non-U.S. investments described herein apply to an even greater extent to investments in emerging markets.

The occurrence of adverse events affecting one particular foreign country or region could have more widespread effects and adversely impact the global trading market.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile and this reduced liquidity may diminish the ability to execute trades. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.  Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S.  Certain foreign governments may restrict the Fund’s or a Portfolio Fund’s ability to repatriate capital gains or income.  Furthermore, the inability to make intended security transactions due to settlement problems could result in a failure to make potentially advantageous trades.  Local custody services in certain countries remain underdeveloped.  In certain circumstances in the event of the insolvency of a sub-custodian, the Fund and/or a Portfolio Fund may not be able to recover segregated assets.  Such circumstances may include retroactive application of legislation and improper registration of title.

Taxation of dividends, interest and capital gains received by non-residents varies among foreign countries and, in some cases, is comparatively high.  In addition, foreign countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund and/or a Portfolio Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its trading activities or valuing its assets.

Emerging Markets

Although the Fund is not generally expected to have significant exposure to emerging markets, certain of the Portfolio Funds’ investments in non-U.S. securities may be in markets which are considered to be emerging markets.  Such markets are generally less mature and developed than those in advanced countries.  There are significant risks involved in investing in emerging markets (in addition to the risks of investing in non-U.S. securities identified above), including liquidity risks, sometimes aggravated by rapid and large outflows of “hot money” and capital flight, currency risks, and political risks, including potential exchange control regulations and potential restriction on foreign investment and repatriation of capital.  In many cases, such risks are significantly higher than those in developed markets. Emerging market countries have varying laws and regulations and, in some, foreign investment is controlled or restricted to varying degrees.

Foreign Currency and Exchange Rates

A portion of the Fund’s assets may be invested (through the Portfolio Funds) in foreign securities and income will be received by the Fund in foreign currencies.  The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  The Fund and/or the Portfolio Funds may incur costs and losses in connection with conversions between various currencies.  The Fund and/or the Portfolio Funds, therefore, may engage in currency hedging transactions to seek to protect against uncertainty in the level of future exchange rates.  The Fund and/or the Portfolio Funds may also determine not to hedge a particular currency exposure as part of its investment strategy.  There can be no assurance that investment.  Derivatives may be volatile and involve various risks, depending upon the derivative the hedging arrangements, if any, entered into by the Fund and/or the Portfolio Funds will be sufficient to address all currency risks.  More particularly, the success of such hedging arrangements, if any, is subject to the ability of the Adviser and/or the portfolio managers, as applicable, to correctly hedge against movements in the direction of currency rates.  Therefore, while the Fund and/or the Portfolio Funds may enter into such transactions to seek to reduce currency exchange rate risks, unanticipated changes in currency rates may result in a poorer overall performance for the Fund.

Broker Risks

A Portfolio Fund’s assets may be held in one or more accounts maintained for the Portfolio Fund by its prime brokers or at other brokers or custodian banks, which may be located in various jurisdictions, including emerging market jurisdictions.  The prime brokers, other brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions with respect to their insolvency.  The practical effect of the laws protecting customers in the event of insolvency and their application to the Portfolio Funds’ assets may be subject to substantial variations, limitations and uncertainties.  For instance, in certain jurisdictions brokers could have title to the Portfolio Fund’s assets or not segregate customer assets.  Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a prime broker, another broker or a custodian, it is impossible further to generalize about the effect of the insolvency of any of them on the Portfolio Funds and consequently on the Fund and its assets.  The insolvency of any of the prime brokers, local brokers, custodian banks or clearing corporations may result in the loss of all or a substantial portion of a Portfolio Fund’s assets or in a significant delay in the Portfolio Fund having access to its indirect interest in those assets.

Small and Mid-Cap Risks

A portion of some Portfolio Funds’ assets may be invested in securities of small-cap and mid-cap issuers.  While the securities of a small or mid-cap issuer may offer the potential for greater capital appreciation than investments in securities of large-cap issuers, securities of small and mid-cap issuers may also present greater risks.  For example, (i) some small and mid-cap issuers often have limited product lines, markets, or financial resources, (ii) they may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy, and (iii) their securities may be thinly traded and may be more sensitive to changes in earnings expectations, to corporate developments and to market rumors than are the market prices of large-cap issuers.

Exchange Traded Funds

The Fund may invest in exchange traded funds (“ETFs”).  Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. Investment returns will fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

Money Market Instruments

Each Portfolio Fund and the Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and non-U.S. money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Fund’s portfolio manager deems appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Other Investments

The Fund’s assets may be invested in short-term instruments pending investment in hedge funds.  During such periods these short-term investments may produce lower returns for Investors than the returns earned by direct investments in Portfolio Funds for the same period.  In addition, the Fund may utilize a variety of direct investments for hedging, risk management or to gain exposure to relevant markets.  By way of example, these may include options, futures, swaps, forward contracts, other derivative instruments, and exchange traded funds or similar instruments.

Risks Associated with the Fund

The risks described below are applicable to both the Fund and Master Fund, and for convenience, unless otherwise indicated, the term “Fund” means both the Fund and the Master Fund.

Limited Operating History

The Fund is recently organized and, accordingly, has a limited operating history upon which potential Investors may evaluate performance.  The success of the Adviser in any similar venture, or the past performance of any of the Portfolio Funds, is no assurance of future success.

Dependence on Adviser

Under each Investment Advisory Agreement the Adviser has complete discretion in investing the Fund’s assets through the selection of Portfolio Funds.  The Fund’s success depends, to a great extent, on the Adviser’s ability to select successful Portfolio Funds and to allocate the Fund’s assets among the Portfolio Funds selected.  The Adviser’s ability to select Portfolio Funds and to allocate the Fund’s assets among the Portfolio Funds successfully could be adversely affected by various factors, including the loss of key personnel or the allocation of its resources to other funds or accounts that it manages.  The success of the Adviser in any similar venture, or the past performance of any of the Portfolio Funds or portfolio managers, is no assurance of future success.

Fund Expenses

The expenses of the Fund (including the payment of its pro rata share of expenses of the Portfolio Funds in which the Fund invests) may be a higher percentage of net assets than would be found in other investment entities.  The Fund will bear its pro rata share of expenses of any entity in which the Fund invests, including fixed fees and any incentive allocations or other performance compensation.  There may be a significant portfolio turnover rate associated with a Portfolio Fund’s investments and, therefore, commensurately high brokerage fees may be incurred.  Moreover, such turnover rate will be out of the direct control of the Fund.  Incentive compensation, payable to the Portfolio Funds’ portfolio managers may encourage the making of riskier or more speculative investments.  The layering of fees and expenses may significantly reduce returns compared to a direct investment in securities, or an investment in a fund that invests directly in securities.  Furthermore, for the portfolio manager that is compensated based on the performance of the Portfolio Fund that it manages, the Fund could have periods when it pays performance compensation to one or more portfolio managers even though the Fund as a whole has a loss for the relevant period.  If the Fund terminates its investment in a Portfolio Fund at a time when there are unrecovered losses, the Fund would lose the benefit of any such losses.

Absence of Regulatory Oversight

While the Portfolio Funds are similar to investment companies, it is not currently expected that they will register as such under the 1940 Act, in reliance upon an exception available to privately offered investment funds, and, accordingly, the provisions of the 1940 Act (which, among other matters, require investment companies to have disinterested directors, require securities held in custody to at all times be individually segregated from the securities of any other person or marked to clearly identify such securities as the property of such investment company and regulate the relationship between the adviser and the investment company) will not be applicable to the Portfolio Funds.

In addition, certain of the Portfolio Funds’ portfolio managers may not be registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Portfolio Funds are not currently expected to be offered pursuant to registration statements effective under the Securities Act, nor are they expected to be subject to the periodic information and reporting provisions under the Securities Exchange Act 1934, as amended (the “Exchange Act”) or registration under the 1940 Act.  As a result, the amount of publicly available information that may be used by the Adviser in selecting Portfolio Funds may be relatively small.  It is possible in the future that the regulatory environment for funds and their managers could change.  This could result in new laws or regulations that could, for example, impose restrictions on the operation of the Fund, the Adviser, the Portfolio Funds and the portfolio managers; impose disclosure or other obligations on those entities; or restrict the offering, sale or transfer of Units.  Accordingly, any such laws or regulations could adversely affect the investment performance of the Fund and/or the Portfolio Funds or their access to additional capital, create additional costs and expenses for such entities, or otherwise have an adverse impact on the Fund and its Investors.

Illiquidity of Investment in Fund Units

The Units being offered hereby have not been, and will not be, registered under the Securities Act, applicable state securities laws, or under the laws of any non-U.S. jurisdiction, and may not be resold unless they are subsequently registered under the Securities Act and such laws or an exemption from registration is available.  There is no public or other market for the Units, nor is such market likely to develop.  Because of the limitation on repurchase rights and the fact that Units will not be tradable and, furthermore, due to the fact that the Fund may invest in investment partnerships or other entities with limited liquidity, an investment in the Fund is a relatively illiquid investment and involves a high degree of risk.  In addition, in certain situations payments of repurchase proceeds (including partial repurchases) may be delayed, deferred or suspended, in whole or in part.  Accordingly, only persons financially able to maintain their investment, who do not require liquidity in their investment, and who can afford a loss of all or a substantial part of their investment should consider a subscription for Units.

Valuation Estimates

In most cases, the Adviser has no ability to assess the accuracy of the valuations received from a portfolio manager regarding a Portfolio Fund.  Furthermore, the net asset values received by the Adviser from such portfolio managers typically are estimates only, subject to revision based on the Portfolio Fund’s annual audit.  Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Master Fund’s annual audit is completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. Portfolio managers may use estimates in valuing these securities due to the inherent difficulty in ascertaining precise values. Therefore, the valuations of these securities may not be reflective of their actual sale prices upon realization. This risk is especially applicable to any Portfolio Fund assets allocated to “side pockets.” A “side pocket” is an account used to separate illiquid assets from other more liquid investments.  Once a portfolio manager deems an investment to be illiquid or lacking a “readily available market” the portfolio manager may decide to create a “side pocket” account for such investment and offer current Investors an opportunity to participate in such account. Securities included in a “side pocket” will nevertheless generally be valued by portfolio managers, which valuations will be conclusive with respect to the Master Fund, even though portfolio managers may face a conflict of interest in valuating such securities because the values given to the securities can affect the compensation of the portfolio managers. The Adviser intends to monitor the Fund’s exposure to “side pocket” investments by generally seeking to limit investments that the Adviser believes would cause the Master Fund’s exposure to “side pockets” to exceed 5% of the Master Fund’s net assets, determined at the time of investment in a Portfolio Fund.  However, despite the Adviser’s seeking to limit exposure in this manner, there can be no assurance that actual exposure will not be higher due to subsequent changes in valuation and/or cash flows, or due to subsequent side pocket investments by Portfolio Funds with respect to which neither the Adviser nor the Fund has any influence or control.

The valuation of the Master Fund’s investment in a Portfolio Fund as provided by a portfolio manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by Board.  In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Master Fund (and thus the Fund), as determined based on the estimated fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds.  This could adversely affect the Master Fund, the Fund, new Investors and Investors whose Units are repurchased.

Master-Feeder Structure

The Fund does not invest directly in individual securities.  Instead, it invests substantially all of its investable assets in the Master Fund.  The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies.  The Board believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) are less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund does not have the right to withdraw its investment in the Master Fund.  Instead, it may do so only through periodic repurchases by the Master Fund of the Fund’s interests in the Master Fund.  This may limit the ability of the Fund to make offers to repurchase Units.  In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund.  The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.  A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have its interests in the Master Fund repurchased.  Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund.  The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of Investors in the Fund.  In addition, to the extent the Fund’s assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund.  These conflicts may result in the Master Fund making investments that may have a negative tax impact on owners of certain feeder funds (potentially, Investors in the Fund, for example) and not on owners of other feeder funds.  Although the Master Fund will not itself be a RIC for federal income tax purposes, the Master Fund intends to use commercially reasonable efforts to comply with the asset diversification and gross income tests applicable to RICs so that, if the Fund is allowed or required to look through to the investments held by the Master Fund (and, potentially, to the assets held by Portfolio Funds treated as partnerships for federal income tax purposes), the Fund will satisfy the asset diversification and gross income tests if it invests all of its assets in the Master Fund.  There is, however, uncertainty with respect to the application of the asset diversification test to the Fund’s investment in the Master Fund and the Master Fund’s investments in the Portfolio Funds.

Recourse to Fund’s Assets

The Fund’s assets are available to satisfy all liabilities and other obligations of the Fund, including loans made to the Fund and indemnification of the Board, the Adviser and their respective partners, agents, representatives, affiliates and personnel.  If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Risk of Early Termination of Portfolio Funds

The governing documents of the Portfolio Funds in which the Fund may invest are expected to include provisions that would enable manager/ the general partner (or equivalent), or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such Portfolio Funds prior to the end of their respective stated terms.  Early termination of a Portfolio Fund may result in (i) the Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Fund’s inability to invest all of its committed capital as anticipated, either of which could have a material effect on the performance of the Fund.

Indemnification Obligations of the Fund

The governing documents of the Fund provide that the Fund will indemnify the Board and Adviser and their affiliates and legal representatives from and against any loss or expense suffered by them as a result of acting as a Director or Adviser of the Fund.  In addition, the governing documents of the Portfolio Funds are expected to include provisions which would require such Portfolio Funds to indemnify their general partner or investment adviser (and certain other related or affiliated parties), if any, and their affiliates, and their respective directors, officers, employees, managers, partners, members, stockholders and agents, for certain claims, losses, damages and expenses arising out of their activities on behalf of such Portfolio Funds or such other related or affiliated parties.  Such indemnification obligations could decrease the returns to investors in such funds and, consequently, to Investors in the Fund.  Furthermore, to the extent that the assets of any Portfolio Funds are insufficient to satisfy such indemnification obligations, the governing documents of the Portfolio Funds may provide that as a limited partner or a member of such Portfolio Funds, the Fund will be liable therefor to the extent of its undrawn capital commitments to such Portfolio Funds and of any previous distributions made to it by such Portfolio Funds.  If the Fund is required to return a distribution previously received from one of the Portfolio Funds, and the Fund has already redistributed such funds, the remaining Investors may suffer the entire loss.  In addition, the Fund may be required to indemnify the Portfolio Funds and their respective general partners and managers or investment advisers, if any, and such related or affiliated parties for claims, losses, damages and expenses arising out of any breach by the Fund of representations, warranties or agreements made to or with the Portfolio Funds.  Similarly, to the extent permitted by applicable law, the Fund will indemnify the Board, the Adviser, their members and partners and their affiliated parties for certain claims, losses, damages and expenses arising out of their activities on behalf of the Fund.

The LLC Agreement contains provisions with respect to the liability of the Board to the Fund or Investors and with respect to indemnification.  The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and, therefore, nothing in the LLC Agreement or herein waives or limits any rights that the Fund or the Investors may have against the Board under those laws.

Limited Liquidity

An Investor investing in the Fund will be subject to an early repurchase fee if the Investor tenders their Units for repurchase by the Fund twelve (12) months of the date of their investment in the Fund.  Investors should not invest in the Fund unless they are willing and able to accept the limited liquidity associated with an investment in the Fund.

Tax Risks of Investing in the Fund

The Fund intends to qualify and be eligible to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy diversification, gross income and distribution requirements. There can be no assurance that the Fund will so qualify and be eligible.

It may be difficult for the Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of those requirements to the Fund’s investment in the Master Fund and the Master Fund’s investments in the Portfolio Funds. As a result, there can be no assurance that the Fund will be able to qualify for treatment as a RIC. Failure to satisfy any one of these tests could subject the Fund to penalties or regular corporate income taxes and could change the treatment of Fund distributions as described below.

The Fund will invest substantially all of its assets in the Master Fund.  The Master Fund is and intends to be treated as a partnership for federal income tax purposes.  As a result, the Master Fund does not, and does not expect to, pay any federal income taxes, and, generally, the Fund should not have to pay federal income taxes when it receives distributions from the Master Fund.  However, the Fund will be required to take into account on a current basis for each tax year its allocable share of the Master Fund’s ordinary income, expense, capital gains and losses, credits and other items, whether or not the Master Fund distributes any cash to the Fund.

Income, gain, loss, and deductions realized by Portfolio Funds, which are generally expected to be treated as partnerships for federal income tax purposes, are allocated to investors in the partnerships, including the Master Fund, on a gross basis, and similarly income, gain, loss, and deductions allocated to the Master Fund will be allocated to the Fund on a gross basis. The character of an investor’s distributive share of items of income, gain, loss and deduction of a partnership generally will be determined on a current basis for each tax year as if the investor in the partnership had realized such items directly. Because such Portfolio Funds may generate income that is not qualifying income for purposes of the gross income test that applies to RICs, and because the Master Fund and the Fund may not have complete information concerning the amount and sources of such a Portfolio Fund’s income until after such income has been earned by the Portfolio Fund, the Fund may not be able to control whether it satisfies, and the Fund may not be able to satisfy, the gross income test that applies to RICs.

In addition, it is not entirely clear how the asset diversification requirements for RIC qualification will apply to the Fund’s investment in the Master Fund and the Master Fund’s investment in Portfolio Funds that are treated as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to guide the Fund in its efforts to meet the asset diversification requirements. In the event that the Fund believes that it may fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of certain assets. Although the Fund may in general be able to cure a failure to qualify as a RIC, complying with the requirements for curing such a failure may cause the Fund to incur significant Fund-level taxes and may require the disposition of certain assets, and the application of those requirements to investments held indirectly through one or more entities treated as partnerships for federal income tax purposes is not clear.

The Master Fund’s investments, including its investments in Portfolio Funds treated as partnerships for federal income tax purposes may give rise to recognition of income or gain by the Master Fund without corresponding cash distributions. The Fund will be required to take into account its allocable share of income and gain recognized by the Master Fund regardless of whether that share is accompanied by corresponding cash distributions.  Thus, the Master Fund may be required to sell assets, including interests in Portfolio Funds, potentially when it is not advantageous to do so, to generate cash to distribute to the Fund so that the Fund can make distributions required in order to maintain its status as a RIC and to avoid the imposition of a Fund-level federal income tax and/or a Fund-level nondeductible 4% excise tax. Any such disposition could result in the recognition of additional taxable income subject to the distribution requirements.  There can be no assurances that the Master Fund will be successful in disposing of its assets in order to generate such distributable cash.

There can be no assurance that the Fund will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its Investors, and all distributions out of current or accumulated earnings and profits (including any distributions of net capital gain) would be taxed to Investors as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund could have a material adverse effect on the value of the Fund’s Units and the amount of the Fund’s distributions. See “Tax Matters.”

The Fund’s intention to qualify and be eligible for treatment as a RIC, and the Master Fund’s intention to use commercially reasonable efforts to comply with the asset diversification and gross income requirements applicable to RICs, may limit their ability to acquire or continue to hold positions that would otherwise be consistent with their investment strategy or may require them to engage in transactions in which they would otherwise not engage, potentially resulting in additional transaction costs and potentially reducing the Fund’s return to Investors.

Regulatory Considerations

Existing laws and regulations and interpretations thereof by the courts may be changed or repealed in the future, possibly with retroactive effect, and the effect of such modifications cannot be predicted.  In addition, certain prospective Investors may be subject to federal and state laws, rules and regulations which may regulate their participation in the Fund or their engaging directly, or indirectly through an investment in the Fund, in investment strategies of the type which the Portfolio Funds may utilize from time to time.

Conflicts of Interest

Certain actual or potential conflicts of interest should be considered by prospective Investors before subscribing for Units in the Fund.  Certain conflicts of interest may arise from the involvement of the Adviser, the portfolio managers and their respective affiliates in other investment related businesses and activities in which the Fund has no interest.

No Separate Counsel

Bingham McCutchen LLP acts as United States counsel to the Adviser and the Fund. Representation by Bingham McCutchen LLP is limited to specific matters as to which it has been consulted by the Fund and the Adviser.  No separate counsel has been retained to act on behalf of the Investors, individually or collectively. This Prospectus was prepared based on information furnished by the Adviser and Bingham McCutchen LLP has not independently verified such information.

THE FOREGOING RISK FACTORS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF ALL OF THE RISKS INVOLVED IN THE OFFERING.  POTENTIAL INVESTORS SHOULD READ THIS PROSPECTUS IN ITS ENTIRETY BEFORE DETERMINING WHETHER TO SUBSCRIBE FOR THE UNITS.

MANAGEMENT OF THE FUND

General

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  The Board of Directors of each of the Master Fund and the other feeder fund into the Master Fund is currently comprised of the same individuals as are on the Board of Directors of the Fund.  Unless indicated otherwise, the term “Fund” means both the Fund and the Master Fund.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation and has exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s and the Master Fund’s business.  A majority of the Directors are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund and the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The Adviser

The Adviser serves as the Fund’s and the Master Fund’s investment adviser.  The Master Fund has entered into an investment advisory agreement dated June 4, 2010 with the Adviser (the “Master Fund Investment Advisory Agreement”).  The Fund has entered into an investment advisory agreement with the Adviser (the “Fund Investment Advisory Agreement” and together with the Master Fund Investment Advisory Agreement, the “Investment Advisory Agreements”).  Each Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund’s or the Master Fund’s ( as applicable) outstanding voting securities on sixty days’ written notice to the Adviser or by the Adviser on sixty days’ written notice to the Fund or the Master Fund, as applicable.  Each Investment Advisory Agreement will terminate automatically in the event of its assignment within the meaning of the 1940 Act.

Under Master Fund Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Fund Investment Advisory Agreement.  The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.  The Advisory Fee is in addition to the fees charged by the Portfolio Funds.  The Advisory Fee is paid out of the Master Fund’s assets on a quarterly basis.

Each Investment Advisory Agreement provides that, neither the Adviser nor any member, Director, officer or employee of the Adviser, or any of their affiliates (each, an “Indemnified Person”), shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services to the Fund.  The Fund shall indemnify each Indemnified Person from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties with respect to the Fund, except those resulting from the willful misconduct, bad faith or gross negligence of an Indemnified Person; provided, however, that nothing contained in an Investment Advisory Agreement shall be construed to protect the Adviser or any such other person against any liability to the Fund or Master Fund, as applicable, by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Adviser, a wholly-owned subsidiary of SCS Financial Services, LLC, is an independent, employee owned, investment management firm founded in 2002 by experienced investment professionals with complementary backgrounds.  It currently serves as financial headquarters for more than 100 clients and supervises approximately $8.2 billion in assets as of February 29, 2012.  Services include strategic financial management, asset allocation, portfolio manager selection, risk management, estate strategy, tax strategy, and integrated reporting.  The Adviser provides the Fund with a broad range of services and develops the Fund’s asset allocation strategy and manages the Portfolio Fund due diligence process.  The Adviser selects the Portfolio Funds to which the Fund may allocate assets.  The Adviser also monitors the Portfolio Funds’ performance and may change the Portfolio Funds to which the Fund may allocate assets, or the allocation among Portfolio Funds, from time to time.  Initially, and on an ongoing basis, the Adviser provides stress testing and other such reviews of the Fund and its respective Portfolio Funds.  Of course, not all Portfolio Funds will provide the Fund or the Adviser with current information regarding holdings and trading strategies.  When such detail is not available, other forms of statistical analysis will be used.  The Adviser provides the same services to the Master Fund and also provides investment management services to other investment funds and accounts.  The Adviser is registered as an investment adviser with the SEC.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations and periodically will evaluate the performance of the Adviser.

The Adviser has claimed an exemption on behalf of the Fund and the Master Fund from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1936, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator with respect to either the Fund or the Master Fund under the CEA.  On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the Fund and the Master Fund to continue to claim this exclusion.  If the Fund and the Master Fund were no longer able to claim the exclusion, the Adviser would likely become subject to registration and regulation as a commodity pool operator. The Adviser is continuing to analyze the effect of these rules changes on the Fund and the Master Fund.

Information about Portfolio Manager and Investment Committee

Kenneth Minklei has primary portfolio management responsibility of the Fund and the Master Fund (the “Portfolio Manager”).  Mr. Minklei is supported by a team of research analysts covering various investment strategies.  The research analysts make investment recommendations to Mr. Minklei for inclusion into the Fund.  Ultimately, all investments in Portfolio Funds are presented to the Investment Committee of the Adviser (the “Investment Committee”) for final approval prior to an investment being made by the Master Fund.  The Investment Committee consists of Peter Mattoon (Director, Chief Executive Officer and a President of the Fund and Chief Executive Officer of the Adviser), Joseph McCuine (Director and Chief Financial Officer of the Fund and Chief Operations Officer of the Adviser), Kenneth Minklei (Portfolio Manager of the Fund and co-Chief Investment Officer of the Adviser and co-Chairman of the Investment Committee), Steve Oristaglio (President and co-Chief Investment Officer of the Adviser), Jeremy Ragus (Head of Fixed Income & Global Economic Strategist for the Adviser), and Elias (Lee) Caleshu (Director of Quantitative Research & Risk Management for the Adviser).

In addition to being co-Chief Investment Officer of the Adviser, Mr. Minklei leads the team that specifically manages marketable alternative assets.  The Adviser focuses on building best-of-class manager pools by engaging in intense oversight of the underlying managers, thoughtful portfolio construction and proactive risk management. Mr. Minklei joined SCS in 2005. He has over 20 years of experience in the investment business.  He is the sole head of hedge fund research and portfolio management at SCS.  Prior to SCS, Mr. Minklei was a Managing Director and Hedge Fund Specialist at Cambridge Associates, where he constructed and managed customized fund of hedge fund portfolios for institutional investors. He also founded and led the Strategic Financial Advisory Group at Cambridge Associates, which advised clients on large equity and debt capital market transactions and specialized risk management projects. During his tenure, the Group advised on over $15 billion in capital market projects. He was a member of the firm’s Research Advisory Panel and authored multiple research papers. Before that, Mr. Minklei was the Executive Director responsible for trading and risk management of the U.S. Dollar derivatives desk at CIBC Oppenheimer. He also was a Vice President at J.P. Morgan where he managed U.S. Dollar interest rate options and emerging country debt derivatives portfolios, which included building out proprietary trading and risk management systems. Mr. Minklei started his career as a treasury arbitrage specialist at Citicorp. He earned a B.A. in Economics at the State University of New York at Binghamton.  Mr. Minklei holds the designation of Chartered Financial Analyst.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Units in the Fund and/or shares of the Master Fund.

CONFLICTS OF INTEREST

Certain actual and potential inherent conflicts of interest arise from the Adviser carrying on investment activities for itself and for its clients, including other pooled investment vehicles.

The Adviser and its affiliates currently do and may in the future act as general partner, investment manager or manager to other clients (including other funds of funds) and the investment strategy for such other clients may vary from or be similar to that of the Fund.  As a result, the Fund may face competition from these other clients for investment opportunities and for the time and attention of the Adviser and its principals and the availability to the Fund of appropriate investments may be reduced.  The Adviser and its affiliates will not be required to refrain from any other activity nor disgorge any profits from any such activity and the Adviser will not be required to devote all or any particular part of its time and effort to the Fund and its affairs.  Rather, the Adviser will devote so much of its time and effort to the affairs of the Fund as the Adviser, in its sole judgment, determines is necessary in order to accomplish the purposes of the Fund.

Certain investments may not be appropriate for both the Fund and for other clients advised or managed by the Adviser and its affiliates.  Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives and after consideration of certain factors which may include their current holdings, the current investment views of the different portfolio managers of the Portfolio Funds, availability of cash for investment, and the size of their positions generally.  Frequently, a particular investment may be bought or sold for only the Fund or only one other client or in different amounts and at different times for more than one but less than all clients, including the Fund.  Likewise, a particular investment may be bought for the Fund or one or more clients when one or more other clients are selling the same security.  In addition, purchases or sales of the same investment may be made for two or more clients, including the Fund, on the same date.  Certain of the other clients have different terms, fees (including incentive fees) and investment objectives from the Fund.  If one or more of the other clients and the Fund desire to invest in a Portfolio Fund with limited capacity, the Fund may not be able to invest the full amount that it desires to invest.  As a result, a conflict may exist because the Adviser may have an incentive to allocate a substantial portion of such investments to the clients that charge higher fees than the Fund. In such events such transactions will be allocated among the Fund and clients in a manner believed by the Adviser to be equitable to each.

Purchase and sale orders for the Fund, particularly for its direct investments in securities, may be combined with those of other clients of the Adviser.  The Fund may receive the average price if transactions are aggregated.  In effecting transactions, it may not always be possible, or consistent with the possibly differing investment objectives of the various clients and of the Fund, to take or liquidate the same investment positions at the same time or at the same prices.

The Adviser may place its discretionary wealth management clients in the Fund, for which the Adviser has complete investment discretion.  As a result, the contributions and withdrawals from the Fund by such clients, which may be driven by asset allocation models or analysis, could have an adverse effect on other Investors that are not clients of the Adviser.

The Adviser, its principals and employees may become aware of individual securities purchased and sold by Portfolio Funds.  The Adviser has adopted certain policies and procedures designed to prevent the Adviser, its principals and employees from using information acquired by any such person in the conduct of the Adviser’s business in a manner that is contrary to a client’s interests.

The portfolio managers of the Portfolio Funds (and their affiliates, principals and employees) may generally be subject to the same types of actual and potential conflicts of interest as those outlined above, as well as other conflicts which are not disclosed above.

The foregoing does not necessarily constitute a comprehensive list of all potential and actual conflicts of interest.

VOTING

Each Investor will have the right to cast a number of votes based on the value of such Investor’s Units at any meeting of Investors called by the Board or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors.  Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

SUBSCRIPTIONS FOR INTERESTS

Fund Distribution

Units in the Fund are offered directly by the Fund and are not offered or sold by or through any underwriter, broker or dealer.  No sales load is charged in connection with the purchase of Units in the Fund, nor will any fee (other than the Early Repurchase Fee, as described below) be charged on the repurchase of an Investor’s Units in the Fund in connection with any tender offer for Units.  However, the Fund may, in the sole discretion of the Board, appoint one or more one or more affiliated or unaffiliated brokers, dealers or other financial intermediaries (“Intermediaries”) to assist in the offering of Units.   The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected Intermediaries in connection with the sale, distribution and retention of Units and/or Investor account servicing.

Quasar Distributors

The Fund has entered into a distribution agreement with Quasar Distributors, LLC (“Quasar”) pursuant to which Quasar acts as a distributor and agent of the Fund by assisting the Fund in connection with the offering and sale of Units.  Among other things, Quasar, at the Fund's request, facilitates or enters into agreements with Intermediaries selected as selling agents by the Fund, in order that such Intermediaries may offer and sell Units to Investors in accordance with the terms and conditions of the agreement between Quasar and the Fund. The fees payable to Quasar under the distribution agreement are paid by the Adviser.

Investor Suitability

An investment in the Fund involves a considerable amount of risk.  Investors may lose money.  Before making an investment decision, Investors should (i) consider the suitability of this investment with respect to their investment objectives and personal situation and (ii) consider factors such as their personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem their Units in the Fund.

Investor Qualifications

Only Investors who qualify as “accredited investors” as such term is defined in Regulation D under the Securities Act may invest in the Fund.  All of these persons are referred to in this Prospectus as “Eligible Investors.”  Existing Investors who purchase additional Units in the Fund and transferees of Units in the Fund may be required to represent that they meet the eligibility criterion at the time of the additional purchase.  The relevant Investor qualifications will be set forth in a subscription agreement to be provided to prospective Investors (each a “Subscription Agreement”), which must be completed by each prospective Investor.

Subscription Terms

Both initial and additional subscriptions for Units in the Fund may be accepted from Eligible Investors at such times as the Fund may determine on the terms set forth below.  The Fund may, in its discretion, suspend the offering of Units at any time or permit subscriptions on a more frequent basis.  The Fund reserves the right to reject any subscription for Units in the Fund.  Initial subscriptions and additional Capital Contributions generally will be accepted monthly.  Sales of Units will be made only to Eligible Investors who have completed and returned a Subscription Agreement, and whose Subscription Agreement has been accepted, before a Closing Date.

The minimum required initial Capital Contribution to the Fund from each Investor is $25,000.

Except as otherwise permitted by the Fund, initial and any additional Capital Contributions to the Fund by any Investor will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the Subscription Agreement of the Fund.  Initial and any additional Capital Contributions to the Fund will be payable in one installment and will be due before the proposed acceptance of the contribution, although the Fund may accept, in its discretion, a subscription before its receipt of cleared funds.

The LLC Agreement and each Investor will be bound by all of its terms by executing a Subscription Agreement.  Each potential Investor also will be obligated to represent and warrant in the Subscription Agreement, among other things, that such Investor is subscribing for Units for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such Units.

Additional Sales

From time to time, the Fund may sell additional Units to Eligible Investors.  In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.

REDEMPTION, REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding an Units will have the right to require the Fund to redeem the all or any portion of such Units.

Repurchases of Units

The Fund, from time to time, may offer to repurchase Units pursuant to written tenders by Investors.  These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Units or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Investors, on a quarterly basis, on or about each March 31st, June 30th, September 30th and December 31st (or, if any such date is not a business day, on the immediately preceding business day) (each an “Effective Date”).  The Board also will consider the following factors, among others, in making such determination:

•	whether any Investors have requested to tender Units or portions thereof to the Fund;
•	the liquidity of the Fund’s assets;
•	the investment plans and working capital requirements of the Fund;
•	the relative economies of scale with respect to the size of the Fund;
•	the history of the Fund in repurchasing Units or portions thereof;
•	the condition of the securities markets; and
•	the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

The Board will determine that the Fund repurchase Units or portions thereof from Investors pursuant to written tenders only on terms it determines to be fair to the Fund and to all Investors or persons holding Units acquired from Investors as applicable.  When the Board determines that the Fund will repurchase Units in the Fund or portions thereof, notice will be provided to each Investor describing the terms thereof, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity.  Investors who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units in the Fund from the Adviser during such period.  The Fund reserves the right not to make any partial repurchase of an Investor’s Units if such repurchase would cause the Investor to continue to own Units with a value at the time of repurchase of less than $25,000.  Because the Fund’s assets consist primarily of an interest in the Master Fund, the Fund will not conduct a repurchase offer unless the Master Fund simultaneously conducts a consistent repurchase offer for interests in the Master Fund.  The Fund also reserves the right to reject any tender of Units for repurchase if the tendered amount is less than $10,000, unless the Investor is tendering the all Units held by such Investor.  The Board may impose other conditions on repurchases of Fund Units.

The aggregate NAV of the Units that will be repurchased by the Fund during any tender offer generally is not expected to exceed 25% of the Fund’s aggregate NAV, subject to waiver in the sole discretion of the Board.  If a tender offer is oversubscribed by Investors who tender Units, the Fund will repurchase pro rata a portion of the Units tendered by each Investor.

Repurchases of Units or portions thereof from Investors by the Fund will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units or portions thereof from Investors.  The amount due to any Investor whose Units or portion thereof is repurchased will be equal to the value of the Investor’s Units or portion thereof based on the estimated NAV of the Units as of the relevant Effective Date.  Payment of the repurchase price for tendered Units (or a portion thereof) that are accepted by the Fund will consist initially of a non-transferable, non-interest bearing promissory note (the “Note”).  The Note will entitle the tendering Investor to be paid cash in an aggregate amount equal to the estimated unaudited NAV of the Units tendered and accepted for repurchase, determined as of the Effective Date (the “Payment”).  The Payment will generally be made within sixty (60) days of the Effective Date; provided, however; that the Note will contain repayment provisions that permit the Fund to extend the period in which it makes the Payment to take into consideration any delays that the Master Fund may experience in liquidating its interests in the Portfolio Funds to fund the repurchase.  The Note will be held for each tendering Investor by the Administrator and will be executed and delivered to the Administrator within approximately ten days after the Effective Date.

Notwithstanding the foregoing, if during any fiscal year an Investor elects to tender Units in an amount that (when aggregated with other amounts repurchased during the same fiscal year) would reduce the NAV of the Units held by such Investor by 90% or more of the Investor’s “Highest Annual Balance” (measured against by calculating the highest aggregate NAV of such Investor’s Units during such fiscal year), the Note will provide for an initial payment to the Investor equal to 90% of the estimated unaudited Highest Annual Balance, generally payable in accordance with the terms noted above (“Initial Payment”).  The Note will also entitle the tendering Investor to be paid a contingent amount equal to the remaining balance of the amount due to the Investor, if any, after taking into account any reductions or other adjustments to the NAV of the repurchased Units resulting from the audit of the Fund for the fiscal year during which such Effective Date occurs (the “Contingent Payment”).  The Contingent Payment will be payable generally no later than thirty (30) days after the completion of the fiscal year audit of the Fund.

Any repurchase of Units from an Investor that occurs during the one (1) year period (i.e., no less than 365 calendar days) following the effective date of such Investor’s Capital Contribution with respect to such Units (calculated on a first in, first out basis) shall be subject to a fee equal to 5% of the amount paid for the repurchase of such Units, payable by such Investor to the Fund (the “Early Repurchase Fee”).

The Fund shall be dissolved upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender the entire amount of Units held by such Member for repurchase by the Fund if such Member has not been permitted to do so at any time during such period.

An Investor who tenders its Units to the Fund for repurchase generally will have a taxable event.  Gain, if any, will be recognized by an Investor tendering Units only as and after the total proceeds received by such Investor exceed the Investor’s adjusted tax basis in such Units.  A loss, if any, may be recognized only after the tendering Investor has received full payment under the promissory note.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s Investors, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Units.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of the Fund’s Units will tend to reduce the amount of outstanding Units and, depending upon the Fund’s investment performance, its net assets.  A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

The Fund may repurchase all or a portion of an Investor’s Units (or any person acquiring such Units from or through an Investor) if:

•	the Units have been transferred or vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor;
•
ownership of the Units by an Investor or other person will cause the Fund to be in violation of, or require registration of all or any portion of the Fund’s Units, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an Investor in connection with the acquisition of Units in the Fund or portion thereof was not true when made or has ceased to be true; or
•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Units that it holds in its capacity as an Investor.

A repurchase of Units generally will be a taxable transaction for U.S. federal income tax purposes.

Distributions; Automatic Dividend Reinvestment Plan

The Fund intends to distribute its net investment income to Investors on an annual basis.  Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses.

The Fund has adopted an Automatic Dividend Reinvestment Plan (the “Plan”).  Unless an Investor otherwise elects in writing, all dividends and distributions on such Units will be automatically reinvested in additional Units of the Fund.  Election not to participate in the Plan and to receive all distributions, including dividends and capital gain distributions, in cash may be made by indicating that choice on the applicable subscription document or by contacting the Fund’s Administrator.

Members who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Member of record (or, if the Units are held in street or other nominee name, then to such nominee).  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or distribution. On the payment date for any declared distribution (including dividends and capital gain distributions), Members participating in the Plan will be issued additional Units at the net asset value determined for the Shares as of the applicable date.

For U.S. federal income tax purposes, all dividends generally are taxable whether an Investor takes them in cash or reinvests them in additional shares of the Fund through participation in the Plan.

Return of Distributions or Repurchase Proceeds

The Adviser, in the exercise of its functions on behalf of the Fund, may require an Investor to contribute to the Fund, at any time or from time to time (whether before or after the dissolution of the Fund or after such Member ceases to be a Member of the Fund), such amounts as the Adviser, in its discretion, determines are necessary to meet the Fund’s debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member’s Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Investor shall contribute only his pro rata share of the aggregate amount requested based on the Units held by such Member during the Fiscal Period in which the debt, obligation or liability arose or was incurred.

Transfers of Units

No person may become a substituted Investor without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion.  Investor Units may be transferred, sold, assigned, pledged, re-hypothecated or otherwise encumbered, directly or indirectly, only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the Securities Act and that the proposed transferee meets any applicable requirements imposed by the Fund with respect to Investor eligibility and suitability, including in the case of certain transfers, that the requirement that any Investor at the time of purchase be a Eligible Investor, and must be accompanied by a properly completed Subscription Agreement and/or other documentation required by the Fund.

Any transferee meeting the eligibility requirements that acquires Units in the Fund by operation of law as the result of the death, bankruptcy, insolvency or dissolution of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the LLC Agreement.  If an Investor transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor.  Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.  If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase its interest.

By purchasing an interest in the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

The transfer of Units generally will be a taxable transaction for U.S. federal income tax purposes.

CALCULATION OF NET ASSET VALUE; VALUATION

The net asset value (the “NAV”) per Unit of the Fund will be determined as of the close of business at the end of any fiscal period in accordance with the valuation policies and procedures, as amended from time to time, established by the Board.  In accordance with these procedures, fair value as of each fiscal period ordinarily will be the value determined as of such period for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Fund’s valuation.  As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis at the end of a fiscal period, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well any other relevant information available at the time the Fund values its portfolio.

Before investing in any Portfolio Fund, the Adviser conducts a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be appropriate, in light of the Portfolio Fund’s holdings and strategy.  After investing in a Portfolio Fund, the Adviser will monitor the valuation methodology used by the Portfolio Fund.  Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the portfolio managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such portfolio managers (which are unaudited, except for year-end valuations).

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio.  Such relevant information may include the reliability of pricing information provided by the portfolio managers and, in certain circumstances, whether the information provided by the portfolio manager represents the fair value of the Fund’s interests in the Portfolio Fund.  In those circumstances, the Fund might value its interests in the Portfolio Fund at a discount or a premium to the value it receives from the Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption.  In the absence of specific transaction activity in interests in a particular Portfolio Fund, the procedures provide that the Fund will consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the portfolio managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time.  For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent registered public accounting firm and may be revised as a result of such audits.  Other adjustments may occur from time to time.

Prospective Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s average net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the Board’s judgment regarding appropriate valuations should prove incorrect.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”) has been appointed as the administrator for the Fund and the Master Fund.  The Administrator provides day-to-day administrative services to the Fund and the Master Fund, including, but not limited to, the calculation of the NAV of the Fund on a monthly basis as of the close of the last business day of each calendar month, assistance in processing repurchases and other accounting services.  The Administrator also provides, among other services, support to the Fund’s and the Master Fund’s chief compliance officer, oversight of the Fund’s Board and the Master Fund’s board of directors meeting agenda, and assistance to the Fund and the Master Fund in connection with periodic SEC filings and communications with Investors and other persons.  The Administrator receives from the Fund the Administration Fee (as described under “Summary of Fund Expenses” in this Prospectus) and will be entitled to reimbursement of certain out-of-pocket expenses incurred on behalf of the Fund.

CUSTODIAN

U.S. Bank National Association (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board.  Assets of the Fund and Portfolio Funds are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212.

TAX MATTERS

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including foreign Investors (as defined below). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund intends to invest substantially all of its assets in the Master Fund.  The Master Fund is, and intends to be treated as, a partnership for federal income tax purposes.  As a result, the Master Fund does not, and does not expect to, pay any federal income taxes, and generally, the Fund should not have to pay federal income taxes when it receives distributions from the Master Fund.  However, the Fund will be required to take into account on a current basis for each tax year its allocable share of the Master Fund’s ordinary income, expense, capital gains and losses, credits and other items, whether or not the Master Fund distributes any cash to the Fund.  The Master Fund intends to invest in Portfolio Funds, which are generally expected to be treated as partnerships for federal income tax purposes, and it will be required to take into account on a current basis for each tax year its allocable share of income and gains earned by such Portfolio Funds.  Therefore, as applicable, references below to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include the Master Fund and such Portfolio Funds, and, as applicable, the assets owned and the income earned by the Master Fund and such Portfolio Funds.

The Fund intends to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code.  In order for the Fund to so qualify, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. For these purposes, the Fund will be considered to control any corporation of which the Fund owns 20% or more of its voting power.

In general, for purposes of the gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

The Master Fund intends to use commercially reasonable efforts to comply with the asset diversification and gross income tests applicable to RICs so that, if  the Fund is allowed or required to look through to the investments held by the Master Fund (and, potentially, to the assets held by Portfolio Funds treated as partnerships for federal income tax purposes), the Fund will satisfy the asset diversification and gross income tests if it invests all of its assets in the Master Fund.  There is, however, uncertainty with respect to the application of the asset diversification test to the Fund’s investment in the Master Fund and the Master Fund’s investments in the Portfolio Funds.

Failure of the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors. Although the Fund may in general be able to cure a failure to qualify for treatment as a RIC, complying with the requirements for curing such a failure may cause the Fund to incur significant Fund-level taxes and may require the disposition of certain assets, and the application of those requirements to investments held indirectly through one or more entities treated as partnerships for federal income tax purposes is not clear.  If the Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before, or at certain times during a period after, re-qualifying for treatment as a RIC.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the Investors on December 31 if it is declared by the Fund in October, November or December of such year, made payable to Investors of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to Investors whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions on the Fund’s Units are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s earnings and profits, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of Units purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s Units below the Investor’s cost basis in those Units. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its Investors, if it distributes as dividends at least 90% of the sum of its investment company taxable income (without regard to the deduction for dividends paid) and any net tax-exempt interest income for that year (the “distribution requirement”). The Fund intends to make sufficient distributions each taxable year to meet the distribution requirement.

In general, Fund dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2012, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.  For taxable years beginning after December 31, 2012, distributions of dividend income will be taxable at ordinary income tax rates.  For taxable years beginning on or before December 31, 2012, distributions reported by the Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the Investor. Even if income received in the form of ordinary income is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.

Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of an Investor’s Units and, after that basis has been reduced to zero, will constitute a capital gain to the Investor (assuming the Units are held as a capital asset).  Distributions are taxable in the same manner, whether Investors receive cash or reinvest the distributions in additional Units.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Fund’s distributions will qualify as qualified dividend income.

If a portion of the Fund’s indirect income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate Investors, if properly reported, may qualify for the dividends received deduction, provided holding period and other requirements are met by the Fund and the Investor.

Distributions of net capital gain that are reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the Investors’ respective holding periods for their Units. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income.

Investors will be notified annually as to the U.S. federal tax status of distributions.

The Fund currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to  federal income tax at regular corporate rates on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Investors, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

The sale, repurchase or other disposition of Units generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Units generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such Units. If the Units are held as a capital asset, the gain or loss generally will be a capital gain or loss. A repurchase (including a repurchase resulting from a tender offer or liquidation of the Fund), if any, of Units by the Fund generally will give rise to capital gain or loss if, after the repurchase, the Investor does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Units in the Fund and provided that the repurchase proceeds do not represent declared but unpaid dividends.

If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased in such a tender offer, such Investor may be treated as having received a taxable dividend upon the tender of its Units. In such a case, there is a risk that non-tendering Investors, and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Units of the Fund.  Where a repurchase is not so treated as a taxable distribution, it will generally give rise to capital gain or loss to the extent the proceeds do not represent declared but unpaid dividends.

Generally, a holder’s capital gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gains are subject to reduced rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets).  Any loss realized upon a taxable disposition of Units held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Units may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

The Fund will report to the IRS the amount of sale proceeds that an Investor receives from a repurchase of Units.  For redemptions of Units, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss.  If an Investor has a different basis for different Units, in the same account (e.g., if an Investor purchased Units in the same account at different times for different prices), the Fund will calculate the basis of the Units sold using its default method unless the Investor has properly elected to use a different method.  The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the Investor’s Units in the account.  An Investor may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund.  If such an election is made on or prior to the date of the first redemption of Units in the account and on or prior to the date that is one year after the Investor receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account.  If such an election is not made on or prior to the earlier of such dates, the Units in the account at the time of the election will retain their averaged bases.  Investors should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of an Investor who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain Investors that are estates and trusts. For these purposes, dividends, interest and certain capital gains will generally be taken into account in computing a shareholder’s net investment income.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or an Investor has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Investor is subject to backup withholding. Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor’s federal income tax liability if the appropriate information is provided to the IRS. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In the case of a foreign Investor, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign Investor certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN).

If any distributions received by a foreign Investor from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign Investor would generally be taxed on such amounts at the same rates applicable to U.S. Investors. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign Investor that is a corporation.

The Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws. Unless certain non-U.S. entities that hold Fund Units comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will may apply to fund distributions payable to such entities after December 31, 2013 and repurchase proceeds payable to such entities after December 31, 2014.

Tax-exempt entities, including tax-advantaged retirement plans, may purchase Units if they are accredited investors. Under current law, the Fund serves to “block” (that is, prevent the attribution to Investors of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Investors. Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Units of the Fund if those Units constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Investor may also recognize UBTI if the Fund were to recognize “excess inclusion income.” See the SAI.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Units.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Investors and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

INQUIRIES

Inquiries concerning the Fund and Units in the Fund, including information concerning purchase and redemption procedures, should be directed to:

Kristen Poulin
SCS Financial Services, LLC
One Winthrop Square, 4th Floor
Boston, MA 02110
kpoulin@scsfinancial.com
(617) 204-6407

TABLE OF CONTENTS OF THE SAI

INVESTMENT POLICIES AND PRACTICES	1
MANAGEMENT OF THE FUND	2
PROXY VOTING POLICIES AND PROCEDURES	8
INVESTMENT ADVISORY AND OTHER SERVICES	9
PORTFOLIO MANAGERS	10
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	12
ERISA CONSIDERATIONS	21
ADMINISTRATOR	23
BROKERAGE AND CUSTODY	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
LEGAL COUNSEL	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24
REPORTS TO INVESTORS	24
FISCAL YEAR	24
FINANCIAL STATEMENTS	24

*   *   *   *   *

All potential Investors in the Fund are encouraged to consult appropriate legal and tax counsel.

Appendix A

RELATED PERFORMANCE OF THE ADVISER

The performance information below includes the performance of the accounts that are managed by SCS Capital Management, LLC (the “Adviser”) and that have investment objectives and strategies substantially similar to those of the Fund.  In particular, the performance information includes the following: (i) a private investment vehicle managed by the Adviser that began investment operation in November 2005 (the “Onshore Private Fund”); (ii) an offshore private investment vehicle managed by the Adviser that began investment operation in January 2006 (the “Offshore Private Fund” and, together with Onshore Private Fund, the “Private Funds”); (iii) SCS Hedged Opportunities Fund, LLC (the “Feeder Fund”), that invests in the Master Fund and began investment operation in September 2010; and (iv) SCS Hedged Opportunities (TE) Fund, LLC (the “TE Feeder Fund”), that invests in the Master Fund and began investment operation in October 2010.  Please note that the individual performance of the Master Fund is not shown directly below as the Master Fund is only available for investment by the feeder funds and is not offered to third party investors.  The Master Fund, the Private Funds, the Feeder Fund and the TE Feeder Fund are collectively referred to in this Appendix A as the “Related Funds.”

The personnel of the Adviser who are responsible for managing the Fund also manage the Related Funds.  The Adviser selects portfolio funds (“Portfolio Funds”) on behalf of the Master Fund (and, indirectly, the Fund, the Feeder Fund and the TE Feeder Fund) and the Private Funds.  Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Master Fund in substantially all appropriate investment opportunities that are under consideration by the Adviser for the Private Funds, provided that the Adviser expects to invest the Offshore Private Fund primarily in Portfolio Funds structured as corporations for U.S. federal income tax purposes (unlike the Master Fund and Onshore Private Fund, which are expected to be invested primarily in in Portfolio Funds structured as partnerships for U.S. federal income tax purposes).  The Adviser will evaluate for the Master Fund and the Private Funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for such fund at a particular time.  Because these considerations (e.g., tax treatments, timing of cash flows, investment positions, etc.) may differ in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Master Fund (and, accordingly, the Fund, the Feeder Fund and the TE Feeder Fund) and the Private Funds will differ.  In addition, the Master Fund’s investment in certain Portfolio Funds will be limited by a number of reasons (i.e., regulatory limitations, Portfolio Fund capacity limitations, minimum investments or other investor eligibility limitations).  Therefore, the Portfolio Funds held by the Master Fund may not be identical to the Portfolio Funds held by the Private Funds, and accordingly, the investment performance of Master Fund (and accordingly, the Fund, the Feeder Fund and the TE Feeder Fund) may be different from the investment performance of the Private Funds.

The following tables set forth annual performance information of the Private Funds, the Feeder Fund and the TE Feeder Fund since inception, together with performance information of the HFRI Fund of Funds Composite Index and the S&P 500 Index.

•
The returns shown for the Private Funds reflect the actual fees and expenses incurred by the funds, and include a management fee of 1.00% and a performance allocation of 10% (subject to “hurdle” of T-Bill +5%).

•	The returns shown for the Feeder Fund reflect the actual fees and expenses incurred by the Feeder Fund and include an advisory fee of 1.25%.

•	The returns shown for the TE Feeder Fund reflect the actual fees and expenses incurred by the TE Feeder Fund and include an advisory fee of 1.25%.

The fees and expenses incurred by the Fund are estimated to be higher than those incurred by the Private Funds.  Accordingly, had the performance information set forth below relating to the Private Funds reflected the fees and expenses of the Fund, the returns shown in the tables below would have been lower.  The fees and expenses incurred by the Fund are estimated to be substantially similar to the fees and expenses incurred by the Feeder Fund and TE Feeder Fund.

In connection with the commencement of operations of the Fund, the Adviser expects to manage the Master Fund’s Portfolio Fund investments so as to allow the Fund to meet the diversification requirements and other restrictions so that the Fund may qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended.  The Master Fund was not subject to these diversification requirements and other restrictions for the periods set forth below, which, if applicable, may have adversely affected performance of the Feeder Fund and the TE Feeder Fund shown below.  Furthermore, there are certain differences between the investment policies of the Private Funds, on the one hand, and the Master Fund (and, indirectly, the Feeder Fund, the TE Feeder Fund and the Fund), on the other hand.  For example, the Private Funds are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the Private Funds’ performance.  The future performance of the Fund, the Related Funds and the various indices shown may differ.

The tables should be read in conjunction with the notes thereto.  Past performance does not guarantee future results.  Under no circumstances should the performance information below be viewed as a substitute for the performance information of the Fund.  The method of calculating the performance of the Related Funds differs from the Securities and Exchange Commission staff’s standard method of calculation of performance.

As of May 31, 2012

Year	2005	2006	2007	2008	2009	2010	2011	YTD(a)
Onshore Private Fund (b), (c)	3.21% (d)	9.92%	16.23%	-12.40%	13.09%	5.94%	-3.08%	1.33%
Offshore Private Fund (b), (c)	--	10.29% (e)	19.07%	-10.15%	12.80%	5.08%	-2.80%	1.48%
Feeder Fund (SCS Hedged Opportunities Fund, LLC) (c)	--	--	--	--	--	3.83 (f)	-4.27%	0.88%
TE Feeder Fund (SCS Hedged Opportunities (TE) Fund, LLC) (c)	--	--	--	--	--	2.27% (g)	-4.28%	0.90%
HFRI Fund of Funds Composite Index (h)	3.69%	10.39%	10.25%	-21.37%	11.47%	5.70%	-5.72%	1.05%
S&P 500 Index (i)	3.81%	15.81%	5.50%	-37.00%	26.47%	15.06%	2.11%	5.16%
(a)  Year to date performance information is given for the period from January 1, 2012 through May 31, 2012 and is based on unaudited returns of the underlying Portfolio Funds and is subject to change in connection with year-end audits.

(b)  The performance of the Onshore Private Fund and Offshore Private Fund is based upon the time -weighted total return of Class C interests participating in new issues since the beginning of the referenced period.

(c)  The performance information was prepared by the Adviser based on the following facts and assumptions: (i) performance figures reflect the reinvestment of dividends, distributions and other earnings, (ii) performance figures are net of fees and expenses of the applicable Related Fund, as well as Portfolio Fund level management fees and incentive fees/ allocations; and (iii) performance figures do not reflect the effect of applicable taxes.  For partial years, the performance allocation data are reflected as if accrued and payable on a year-to date basis as opposed to an annual basis.

(d)  The investment performance of the Onshore Private Fund for 2005 is measured since its inception on November 1, 2005.

(e)  The investment performance of the Offshore Private Fund for 2006 is measured since its inception on January 1, 2006.

(f)  The investment performance of the Feeder Fund for 2010 is measured since its inception on September 1, 2010.

(g)  The investment performance of the TE Feeder Fund for 2010 is measured since its inception on October 1, 2010.

(h)  The HFRI Fund of Funds Composite Index is an equally weighted index comprised of only fund of funds which have at least $50 million under management or have been actively trading for 12 months. The index includes over 650 constituents, both domestic and offshore funds. One cannot invest directly in an index.

(i)  The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. One cannot invest directly in an index.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SCS Hedged Opportunities (1099) Fund, LLC

[_____], 2012

STATEMENT OF ADDITIONAL INFORMATION

One Winthrop Square

Boston, MA 02110

(617) 204-6400

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of SCS Hedged Opportunities (1099) Fund, LLC (the “Fund”) dated [_______], 2012. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

Page

INVESTMENT POLICIES AND PRACTICES	1
MANAGEMENT OF THE FUND	2
PROXY VOTING POLICIES AND PROCEDURES	8
INVESTMENT ADVISORY AND OTHER SERVICES	9
PORTFOLIO MANAGERS	10
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	12
ERISA CONSIDERATIONS	21
ADMINISTRATOR	23
BROKERAGE AND CUSTODY	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
LEGAL COUNSEL	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24
REPORTS TO INVESTORS	24
FISCAL YEAR	24
FINANCIAL STATEMENTS	24

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INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on April 17, 2012.  As of the date of this SAI, the Fund has not commenced operations. The Fund invests substantially all of its assets in SCS Hedged Opportunities Master Fund, LLC a Delaware limited liability company that is a non-diversified closed-end management investment company (the “Master Fund”). The investment objective and principal investment strategies of the Fund and the Master Fund, as well as the principal risks associated with the investment strategies of the Fund and the Master Fund, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. The Master Fund has adopted the same fundamental policies. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Members duly called, (a) of 66-2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).
(2)
Issue senior securities, except to the extent permitted by the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.
(4)
Directly make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act.

(5)	Directly purchase, hold or deal in real estate.
(6)	Directly invest in physical commodities or commodity contracts.
(7)
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Portfolio Funds are not considered part of an industry. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

(8)	Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

The foregoing investment restrictions and the Fund’s investment policies do not necessarily apply to the Portfolio Funds in which the Fund invests, which often have few, if any investment restrictions.  In applying the Fund’s 25% limitation on investment in a single industry, the Fund will consider the investment policies of the Portfolio Funds with respect to specific industry concentrations or industry-oriented investment strategies.  The Fund does not, however, and does not expect to, have sufficient portfolio holdings information with respect to each Portfolio Fund’s underlying portfolio positions to apply or monitor an industry concentration policy on a look-through basis.

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The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

MANAGEMENT OF THE FUND

The Directors supervise the affairs of the Fund and the Master Fund under the laws governing limited liability companies in the State of Delaware. The Directors have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund and the Master Fund.

Directors and Officers

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  The Board of Directors of each of the Master Fund and the other feeder fund into the Master Fund is currently comprised of the same individuals as are on the Board of Directors of the Fund.  Unless indicated otherwise, the term “Fund” means both the Fund and the Master Fund.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation and has exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s and the Master Fund’s business.

The Directors, including the Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Directors”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director Outside Fund Complex for the Past 5 Years
INDEPENDENT DIRECTORS
James F. Orr III (69) c/o SCS Hedged Opportunities Fund, LLC One Winthrop Square, 4th Floor Boston, MA 02110 Director	Term – Indefinite Length–since Commencement of Operations	See “Other Trusteeships/ Directorships Held by Director Outside Fund Complex.”	4
Trustee and Board chair of the Rockefeller Foundation until December 2010; Trustee of Villanova University until December 2010; Trustee of the Community Foundation of Palm Beach since 2004; Trustee of Martin Health System since January 2009; Director of Gevity HR, Inc. from May 2008 until June 2009; Advisory Board member of Massachusetts General Hospital since June 2008; Director of American International Group, Inc. from May 2006 to June 2009.

5

Edmond D. Villani (65) c/o SCS Hedged Opportunities Fund, LLC One Winthrop Square, 4th Floor Boston, MA 02110 Director	Term – Indefinite Length–since Commencement of Operations	See “Other Trusteeships/ Directorships Held by Director Outside Fund Complex.”	4
Director of Cohen & Steers, Inc. since August 2004; Director of Sealord LLC since April 2003; Director of Highland Capital Management AG since December 2011; Trustee of the Colonial Williamsburg Foundation since December 2002; Trustee of Georgetown University until June 2009.

Peter A. Lombard (56) c/o SCS Hedged Opportunities Fund, LLC One Winthrop Square, 4th Floor Boston, MA 02110 Director	Term – Indefinite Length–since Commencement of Operations		4
Managing Director of Piper Jaffray & Co., an investment bank, since June 2008; Managing Director of Jefferies & Co., Inc., an investment bank, until June 2008; Vice Chairman of the Foundation Board of Massachusetts College of Art and Design since 2003; Board Member of Boston Philharmonic since September 2010.

INTERESTED DIRECTORS
Peter H. Mattoon (51) c/o SCS Hedged Opportunities Fund, LLC One Winthrop Square, 4th Floor Boston, MA 02110 Director, Chief Executive Officer and President	Term – Indefinite Length–since Commencement of Operations	Chairman and Chief Executive Officer of SCS Financial Services, LLC since November 2002.	4
Director of Nucleus Scientific since May 2010; Trustee of Concord Academy since September 2011; Director of Teach Green Foundation since January 2007; Director of Joslin Diabetes Center from January 2007 to May 2010.

Joseph E. McCuine (45) c/o SCS Hedged Opportunities Fund, LLC One Winthrop Square, 4th Floor Boston, MA 02110 Director, Vice President and Chief Financial Officer	Term – Indefinite Length–since Commencement of Operations	Chief Operating Officer of SCS Financial Services, LLC since February 2006.	4	N/A

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OFFICER(S) WHO ARE NOT DIRECTORS
Adrian Ketri (40) c/o SCS Hedged Opportunities Fund, LLC One Winthrop Square, 4th Floor Boston, MA 02110 Vice President, Chief Compliance Officer	Term – Indefinite Length–since Commencement of Operations
General Counsel of SCS Financial Services, LLC since January 2010; Legal Consultant for Affiliated Managers Group, Inc. from July 2008 to December 2008; Assistant General Counsel and Vice President of BlackRock Alternative Advisors from March 2005 until June 2008.
			N/A	N/A
Stephen Goff (44) c/o SCS Hedged Opportunities Fund, LLC One Winthrop Square, 4th Floor Boston, MA 02110 Secretary	Term – Indefinite Length – since Commencement of Operations	Director of Operations of SCS Financial Services, LLC since June 2009; Senior Vice President of Investment Operations of Putnam Investments from November 2000 until February 2009.	N/A	N/A

Certain Information about Directors

The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund.  The Directors are not eligible to invest directly in the Master Fund.  For each Director, the dollar range of equity securities beneficially owned by the Director in the family of registered investment companies advised by the Adviser, as of December 31, 2011, is set forth in the table below.  Information relating to the Fund has not been provided as the Fund is being newly offered as of the date of this SAI.

Name of Director	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2011)
Independent Directors: James F. Orr III	$0
Peter A. Lombard	$0
Edmond D. Villani	$10,001-50,000
Interested Directors: Peter H. Mattoon	$0
Joseph E. McCuine	$0

As of December 31, 2011, except as set forth below, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

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James F. Orr III currently owns a limited liability company interest in SCS Financial Services, LLC, which controls the Adviser.  Mr. Orr’s interest is valued at approximately $793,000 as of December 31, 2011, which accounts for less than 1% of the outstanding ownership interest in the Adviser.

Leadership Structure

The Directors serve on the Board for terms of indefinite duration.  A director’s position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.  A Director may resign upon 90 days’ prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors.  .

The standing committees of the Board are the Audit Committee and the Nominating and Governance Committee.  The current members of the Audit Committee and the Nominating and Governance Committee are James F. Orr III, Peter A. Lombard and Edmond D. Villani, constituting all of the Independent Directors.  Mr. Orr currently is the Chairman of the Audit Committee and Mr. Villani currently is the Chairman of the Nominating and Governance Committee.

The functions of the Audit Committee, pursuant to its adopted written charter, are (1) to oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s and the Master Fund’s financial statements and internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund’s financial statements, and compliance with legal and regulatory requirements, (3) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and review the registered public accounting firm’s qualifications and independence and the performance of registered public accounting firm and (4) act as a liaison between the Fund’s registered public accounting firm and the full Board.

The Nominating and Governance Committee has two primary roles:  (a) nomination of the Independent Directors and (b) supervision of Fund governance matters.  The Nominating and Governance Committee will meet as the Directors who serve on the committee deem necessary and appropriate.

The Nominating and Governance Committee has adopted procedures for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates.  The Board believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures.  Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of Investors.  Among the attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing committees; or other relevant life experiences.  Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve as a director of the Fund, is provided below.

The Nominating and Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities.  In so doing, the Nominating and Governance Committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Fund in determining whether one or more new Directors should be added to the Board.  The Nominating and Governance Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund.  The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Fund.  The Nominating and Governance Committee does not currently consider Investor nominees for the office of Director.

8

Our Directors have been divided into two groups—interested Directors and independent Directors.  Interested Directors are interested persons as defined in the 1940 Act.  The Board’s chairman, Peter H. Mattoon, is an interested director by virtue of his employment with the Adviser.  Among other things, the Board believes that Mr. Mattoon, as an interested Chairperson, is familiar with the Portfolio Funds and the day-to-day management and the operations of the Adviser.

The Board does not have a lead independent director.  The Board believes its smaller size and the composition and leadership of its committees allow each Director to enjoy accurate and efficient communication with the Fund, the Adviser and management, and facilitates the timely transmission of information among such parties.

Director Qualifications

This section discusses, for each Director, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Director.  The information in this section should not be understood to mean that any of the Directors is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

James F. Orr III – Mr. Orr’s experience as a director of several large financial institutions, as well as his experience as a trustee of several foundations, are among the attributes that led to the conclusion that Mr. Orr should serve on the Board.

Edmond D. Villani – Mr. Villani’s experience as a board member of several asset management firms, as well as his experience as a trustee of several foundations, are among the attributes that led to the conclusion that Mr. Villani should serve on the Board.

Peter A. Lombard – Mr. Lombard’s experience as managing director of an investment bank, as well as his experience as vice-chairman and treasurer of a not-for-profit educational institution, are among the attributes that led to the conclusion that Mr. Lombard should serve on the Board.

Peter H. Mattoon – Mr. Mattoon’s experience as Chief Executive Officer of the Adviser and in senior positions at other financial services companies are among the attributes that led to the conclusion that Mr. Mattoon should serve on the Board.

Joseph E. McCuine – Mr. McCuine’s experience as Chief Operating Officer of the Adviser and in similar positions at other financial services companies are among the attributes that led to the conclusion that Mr. McCuine should serve on the Board.

Compensation

The Independent Directors are each paid (in the aggregate) by the Master Fund, the Fund and the other feeder fund that invests in the Master Fund (collectively, the “Fund Complex”) an annual retainer of $20,000, and per meeting fees of $5,000 in the case of in person meetings, $2,000 in the case of telephonic meetings.  All Directors are reimbursed for their reasonable out-of-pocket expenses by the Fund Complex.  The Directors do not receive any pension or retirement benefits from the Fund Complex.  The following table shows aggregate compensation paid to the Directors by the Fund Complex for the fiscal year ended March 31, 2012 (and does not include information relating to the Fund as it was newly formed in April 2012).  It includes all amounts paid for serving as a Director of the Fund Complex, as well as for serving as a Chairman of the Board or of a Committee of the Board.

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Name and Position with Fund	Aggregate Compensation from the Fund Complex Paid to Directors
James F. Orr III, Director	$42,000
Edmond D. Villani, Director	$42,000
Peter A. Lombard, Director	$45,000
Peter H. Mattoon, Director, President and Chief Executive Officer	N/A
Joseph E. McCuine, Director, Vice President and Chief Financial Officer	N/A

Risk Management

Day-to-day risk management with respect to the Fund and the Master Fund is the responsibility of the Adviser or other service providers (depending on the nature of the risk), subject to the supervision of the Adviser.  The Fund and the Master Fund are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  While there are a number of risk management functions performed by the Adviser and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund and the Master Fund.  Risk oversight is part of the Board’s general oversight and is addressed as part of various Board and Committee activities.  The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund and the Master Fund and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Master Fund and management’s or the service provider’s risk functions.  The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s and the Master Fund’s activities and associated risks.  In addition, the Chief Compliance Officer oversees the implementation and testing of the Fund’s and Master Fund’s compliance program and reports to the Board regarding compliance matters for the Fund’s, the Master Fund, and their respective service providers.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its assets in the Master Fund, which is a fund of funds that invests primarily in Portfolio Funds which have investors other than the Master Fund.  The Master Fund may invest a majority of its assets in non-voting securities of Portfolio Funds.

The Fund and the Master Fund have delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  However, Portfolio Funds typically do not submit matters to investors for vote.  If a Portfolio Fund submits a matter to the Master Fund for vote (and the Master Fund holds voting interests in the Portfolio Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Master Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.
•
The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize Investor values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

10

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•
The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.
•
If it is determined that a conflict of interest is material, the Adviser’s Chief Compliance Officer works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•	disclosing the conflict to the Fund’s Board and obtaining the consent from Fund’s Board before voting;
•	engaging another party on behalf of the client to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

A copy of the Proxy Policies and Procedures is attached as Appendix A to this SAI.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30, 2012 is available upon request and without charge (i) by calling U.S. Bank at (414) 287-3013 and (ii) on the SEC’s website at www.sec.gov.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Master Fund the Adviser, and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund.

Copies of the Codes of Ethics of the Fund, the Master Fund, the Adviser, and the Distributor are on file with the SEC.

11

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

The Adviser is a wholly owned subsidiary of SCS Financial Services, LLC, an investment organization that provides investment solutions to high net worth individuals and institutions. The principal offices of SCS Financial Services, LLC are located at One Winthrop Square, Boston, Massachusetts 02110 and the principal offices of the Adviser are located at One Winthrop Square, Boston, Massachusetts 02110.  The Master Fund has entered into an investment advisory agreement dated June 4, 2010 (the “Master Fund Investment Advisory Agreement”) with the Adviser.  The Fund has entered into an investment advisory agreement dated  June 8, 2012 with the Adviser (the “Fund Investment Advisory Agreement” and together with the Master Fund Investment Advisory Agreement, the “Investment Advisory Agreements”).

Advisory Fees

Pursuant to each Investment Advisory Agreement, the Adviser provides certain investment advisory services to the Fund and the Master Fund.  The Adviser has determined to pursue the Fund’s investment program by investing the Fund’s assets in the Master Fund.  The Adviser selects the Portfolio Funds to which the Master Fund allocates assets and develops the Master Fund’s asset allocation strategy.  The Adviser also monitors the Portfolio Funds’ performance and may change the Portfolio Funds to which the Master Fund may allocate assets from time to time.  The Board may terminate each Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

Under the Master Fund Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets.  So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Fund Investment Advisory Agreement.  The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.  The Advisory Fee is in addition to the fees charged by the Portfolio Funds.  The Advisory Fee is paid out of the Master Fund’s assets on a quarterly basis.

PORTFOLIO MANAGERS

Kenneth Minklei has primary portfolio management responsibility of the Fund and the Master Fund (the “Portfolio Manager”).

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2012:

Type of Accounts	Number of Accounts	Total Assets
Kenneth Minklei
Registered Investment Companies:	3	$61 million
Other pooled investment vehicles:	4	$1.6 billion
Other accounts:	1	$307 million

Securities Ownership of Portfolio Managers

The Fund is newly offered as of the date of this SAI and none of the members of the Fund’s portfolio management team owns any Interest in the Fund.

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Portfolio Manager Compensation Structure

The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser, respectively.  This is achieved, among other means, through incentive payments based in part upon the Adviser’s financial performance.

Compensation arrangements of the Adviser’s investment professionals are determined on the basis of the Fund’s portfolio management team’s overall services to the Adviser and not on the basis of any specific funds or accounts managed by these investment professionals.  The structure of compensation of all of the portfolio managers is currently comprised of the following basic components:  Base Salary, Annual Bonus Plan, and Equity Awards.  The following describes each component of the compensation package of the members of the Adviser’s Investment Committee:

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation.
•
Annual Bonus Plan.  Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual.

•
Equity Awards.  Investment professionals are eligible for equity awards based upon individual performance. These equity awards are comprised of restricted stock in SCS Financial and are the basis of the Adviser’s long term employee retention plan.  If an investment professional decides to leave the Adviser at any time, he/she puts a significant portion of his/her equity value at risk.

Potential Conflicts of Interest Involving the Portfolio Manager

When a portfolio manager is responsible for the management of more than one account, the potential arises for the Portfolio Manager to favor one account over another.  The principal types of potential conflicts of interest that may arise in this context are discussed below.  For the reasons outlined below, the Fund and the Master Fund do not believe that any material conflicts are likely to arise out of the portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts.  The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply.  For example, a Portfolio Fund manager may inform the Adviser that a Portfolio Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons.  If the Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Portfolio Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged.  In order to handle this potential conflict, the Adviser and its affiliates will assess a variety of factors, including but not limited to; 1) current asset allocation of the portfolios, 2) current exposures of the portfolios and 3) impact of the proposed investment to the target portfolio.  After taking into consideration these and other factors, the Adviser will allocate the new investment to the respective portfolios in a prudent and equitable manner.

•
Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in Portfolio Fund are placed.  If a portfolio manager determines that a particular Portfolio Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Portfolio Fund is otherwise no longer a desirable investment, but that Portfolio Funds imposes restrictions as to the amount it can or will redeem, the portfolio manager may not be able to redeem the desired amount as to each client.  If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged.  When a portfolio manager, due to investment outlook, intends to redeem interests in a Portfolio Fund for more than one account, the policies of the Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

13

•
A portfolio manager might have an incentive to favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if the Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager’s compensation.  See “Compensation of Portfolio Managers” below for a description of the structure of the compensation arrangements of the portfolio managers.  The Adviser receives performance fees with respect to several accounts and funds other than the Fund.  As noted above, however, the Adviser has policies designed to ensure equitable treatment of accounts and funds, regardless of performance fees.

•
A portfolio manager might also seek to favor an account:  a) if the portfolio manager has a beneficial interest in the account, b) in order to benefit a large client or c) to compensate a client that previously had poor returns.  For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.  The Adviser imposes certain trading restrictions and reporting requirements as to accounts in which a portfolio manager or certain family members have a personal interest in order to assist the Adviser in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts.  In addition, the Adviser monitors dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular Investors. Investors should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisers to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The Fund intends to invest substantially all of its assets in the Master Fund.  The Master Fund is, and intends to be treated as, a partnership for federal income tax purposes.  As a result, the Master Fund does not, and does not expect to, pay any federal income taxes, and generally, the Fund should not have to pay federal income taxes when it receives distributions from the Master Fund.  However, the Fund will be required to take into account on a current basis for each tax year its allocable share of the Master Fund’s ordinary income, expense, capital gains and losses, credits and other items, whether or not the Master Fund distributes any cash to the Fund.  The Master Fund intends to invest in Portfolio Funds, which are generally expected to be treated as partnerships for federal income tax purposes, and it will be required to take into account on a current basis for each tax year its allocable share of income and gains earned by such Portfolio Funds.  Therefore, as applicable, references below to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund and such Portfolio Funds, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund and such Portfolio Funds.

14

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company.  The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their Investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income.  A qualified publicly traded partnership is defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above.  In general, the Master Fund and certain Portfolio Funds in which the Master Fund will invest are expected to be treated as partnerships and not as qualified publicly traded partnerships for federal income tax purposes.  Certain Portfolio Funds may invest in qualified publicly traded partnerships or may be treated as qualified publicly traded partnerships.   Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the RIC diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the RIC diversification test described above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the RIC diversification test described above.

If the Fund qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income distributed as dividends (including capital gain dividends, as defined below) in a timely manner to its Investors.

The Master Fund intends to use commercially reasonable efforts to comply with the asset diversification and gross income tests applicable to RICs so that, if the Fund is allowed or required to look through to the investments held by the Master Fund (and, potentially, to the assets held by Portfolio Funds treated as partnerships for federal income tax purposes), the Fund will satisfy the asset diversification and gross income tests if it invests all of its assets in the Master Fund.  There is, however, uncertainty with respect to the application of the asset diversification test to the Fund’s investment in the Master Fund and the Master Fund’s investments in the Portfolio Funds.

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Although the Fund may in general be able to cure a failure to qualify for treatment as a RIC, complying with the requirements for curing such a failure may cause the Fund to incur significant Fund-level taxes and may require the disposition of certain assets, and the application of those requirements to investments held indirectly through one or more entities treated as partnerships for federal income tax purposes is not clear.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and for taxable years beginning on or before December 31, 2012 may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Fund’s Units (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before, or at certain times during a period after, re-qualifying for treatment as a RIC.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax.  If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate federal income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Loss Carryforwards.  Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward without expiration to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. The Fund must apply long-term capital loss carryforwards first against long–term capital gains, and short-term capital loss carry forwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual Investor report for each fiscal year. A RIC cannot “pass through” its losses to investors.

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Taxation of Investors

Distributions by the Fund.  For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund, the Master Fund or the Portfolio Fund (if treated as a partnership for federal income tax purposes), as applicable, owned the investments that generated them, rather than how long an Investor has owned his or her Units. In general, the Fund, Master Fund or Portfolio Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains. Long-term capital gains are subject to reduced rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets).  Distributions of the Fund’s net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income”, described below, will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Investor and Fund level. For taxable years beginning after December 31, 2012, distributions of dividend income will be taxable at ordinary income tax rates.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its Units, and thereafter as capital gain (assuming the Units are held as a capital asset). A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional Units.  A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s Units are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s earnings and profits, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of Units purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s Units below the Investor’s cost basis in those Units. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

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Qualified Dividend Income.  In order for some portion of the dividends received by a Fund Investor to be “qualified dividend income” (which in taxable years beginning on or before December 31, 2012 is eligible for taxation at long-term capital gain rates), the Fund must meet holding period and other requirements with respect to some portion of its indirect interest in the dividend-paying stocks in its portfolio and the Investor must meet holding period and other requirements with respect to the Fund’s Units. A dividend will not be treated as qualified dividend income (at either the Fund or Investor level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of an Investor taxed as an individual, provided the Investor meets the holding period and other requirements described above with respect to the Fund’s Units. If the aggregate qualified dividend income received by the Fund during a taxable year is 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) may be reported as qualified dividend income.  As noted above, for taxable years beginning after December 31, 2012, distributions of dividend income will be taxable at ordinary income tax rates.

Dividends Received Deduction.  In general, dividends of net investment income received by corporate Investors of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Master Fund or any Portfolio Fund treated as a partnership for federal income tax purposes from domestic corporations for the taxable year. A dividend so received might not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has indirectly held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the entity holding the stock is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate Investor fails to satisfy the foregoing requirements with respect to its Units of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Portfolio Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Portfolio Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Portfolio Fund, will not constitute qualified dividend income to individual Investors and will not be eligible for the dividends-received deduction for corporate Investors.

Special Rules for Debt Obligations.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Portfolio Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the applicable Portfolio Fund’s income over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Portfolio Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Portfolio Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Portfolio Fund may elect to accrue market discount currently, in which case the Portfolio Fund will be required to include the accrued market discount in its income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues will depend upon which of the permitted accrual methods the Portfolio Fund elects.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Portfolio Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Portfolio Fund will be required to include the OID or acquisition discount in income (as ordinary income), even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues will depend upon which of the permitted accrual methods the Portfolio Fund elects.

If a Portfolio Fund holds the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio Fund actually received. Such distributions may be made from the cash assets of the Fund or Master Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Master Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates when distributed by the Fund) and, in the event the Master Fund realizes net capital gains from such transactions, Investors may receive a larger capital gain dividend than if the Portfolio Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the holder should recognize market discount on a debt obligation, when the holder may cease to accrue interest, OID or market discount, when and to what extent the holder may take deductions for bad debts or worthless securities and how the holder should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if a Portfolio Fund invests in such securities.

Certain Investments in REITs.  Any investment by a Portfolio Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“U.S. REITs”) may result in the Portfolio Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Portfolio Fund distributes these amounts to the Master Fund, the Master Fund distributes these amounts to the Fund and the Fund distributes these amounts, the Fund’s distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require a Portfolio Fund to accrue income not yet received.  The Fund’s allocable share of such income would generally be subject to the distribution requirement applicable to RICs.  To generate sufficient cash to make the requisite distributions, the Master Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s allocable share of distributions received by a Portfolio Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income when distributed to Investors.

The Fund may invest indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

19

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax.

Foreign Currency Transactions.  Any transaction by the Master Fund or certain Portfolio Funds in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options and Futures.  In general, option premiums received by a Portfolio Fund are not immediately included in the income of the Portfolio Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the applicable Portfolio Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Portfolio Fund is exercised and the Portfolio Fund sells or delivers the underlying stock, the Portfolio Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received minus (b) the Portfolio Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio Fund pursuant to the exercise of a put option written by it, the Portfolio Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Portfolio Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received is greater or less than the amount paid (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio Fund expires unexercised, the Portfolio Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Portfolio Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Portfolio Fund as well as listed non-equity options written or purchased by a Portfolio Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Portfolio Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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Other Derivatives, Hedging, and Related Transactions.  In addition to the special rules described above in respect of futures and options transactions, the Portfolio Funds’ transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of their hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio Fund are treated as ordinary or capital, accelerate the recognition of income or gains, defer losses, and cause adjustments in the holding periods of securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Portfolio Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Portfolio Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat its allocable share of  income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to cure the failure. Although the Fund may in general be able to cure a failure to qualify for treatment as a RIC, complying with the requirements for curing such a failure may cause the Fund to incur significant Fund-level taxes and may require the disposition of certain assets, and the application of those requirements to investments held indirectly through one or more entities treated as partnerships for federal income tax purposes is not clear.

Book-Tax Differences.  Certain of the Portfolio Funds’ investments in derivative instruments and foreign currency-denominated instruments, and any of the Portfolio Funds’ transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of (and in reduction of) the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Backup Withholding.  The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 28% and is scheduled to increase to 31% in 2013.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors.  Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt investor in the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if Units in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

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A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund if it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Investors, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Unit and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Investors at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale or Exchange of Units.  The sale, repurchase or other disposition of Units generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Units generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such Units. If the Units are held as a capital asset, the gain or loss generally will be a capital gain or loss. A repurchase (including a repurchase resulting from a tender offer or liquidation of the Fund), if any, of Units by the Fund generally will give rise to capital gain or loss if, after the repurchase, the Investor does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Units in the Fund and provided that the repurchase proceeds do not represent declared but unpaid dividends.

If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased in such a tender offer, such Investor may be treated as having received a taxable dividend upon the tender of its Units. In such a case, there is a risk that non-tendering Investors, and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Units of the Fund.  Where a repurchase is not so treated as a taxable distribution, it will generally give rise to capital gain or loss to the extent the proceeds do not represent declared but unpaid dividends.

Generally, a holder’s capital gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gains are subject to reduced rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets).  Any loss realized upon a taxable disposition of Units held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Units may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

To the extent that the Master Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or other repurchases of Fund Units, the Fund may be required to make additional distributions to its Investors.

22

Tax Shelter Reporting Regulations.  Under Treasury regulations, if an Investor recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor in any single taxable year (or certain greater amounts over a combination of years), the Investor must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Investors of a RIC are not excepted. An Investor who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation.  Income received by the Master Fund or a Portfolio Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may be eligible to elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. Whether or not it is eligible to do so, the Fund does not intend to elect to pass through to its Investors any share of foreign taxes paid by the Fund, with the result that Investors will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.

Foreign Investors.  Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid) by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign Investor directly, would not be subject to withholding. Distributions properly reported as capital gain dividends generally are not subject to withholding of U.S. federal income tax.

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign Investor’s sale of Units of the Fund or to the capital gain dividend the foreign Investor received (as described below).

United States Real Property Holding Corporation Rules.  The Fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the Fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the Fund to non-U.S. Investors might be subject to U.S. federal withholding tax, and non-U.S. Investors might be required to file U.S. federal income tax returns to report distributions received from the Fund. Investors should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Foreign Investors should consult their tax advisers and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign Investors with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Investor in the United States. More generally, foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

23

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an appropriate IRS Form W-8 or substitute form). Foreign Investors should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund Units through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Other Reporting and Withholding Requirements.  Unless certain non-U.S. entities that hold Fund Units comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will may apply to fund distributions payable to such entities after December 31, 2013 and redemptions payable to such entities after December 31, 2014.

Investors are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

General Considerations.  The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of Units of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the fiduciary responsibility provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”), should consider, among other things, the matters described below in determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.  Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to an ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for the ERISA Plan, the fiduciary itself may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

24

Because the Fund has registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA Plans or other Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

The Adviser will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Benefit Plans, or that are entities treated as holding the assets of Benefit Plans under Section 3(42) of ERISA and DOL Regulations Section 2510.3-101 (collectively, “Benefit Plan Investors”), may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser.  If the Adviser or one of its affiliates provides investment management, investment advisory or other services to a Benefit Plan Investor, it may be deemed to be a party in interest to, and/or a fiduciary of, the Benefit Plan Investor.  ERISA prohibits (and the Code penalizes) the use of ERISA and other Benefit Plan assets for the benefit of a party in interest, and also prohibits (or penalizes) an ERISA or other Benefit Plan fiduciary from using its position to cause the Benefit Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  Benefit Plan Investors should consult with counsel to determine if participation in the Fund would involve a transaction which is prohibited by ERISA or the Code.  Fiduciaries of Benefit Plan Investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries, that they are independent of the Adviser and its affiliates, that as fiduciaries they are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of the Adviser or any of its affiliates as a primary basis for the decision to invest in the Fund.

Fiduciaries investing the assets of an ERISA Plan in the Fund are notified that the information in this Prospectus in relation to: (i) the compensation received by the Adviser hereunder; (ii) the services provided by the Adviser for such compensation and the purpose for the payment of the compensation; (iii) a description of the formula used to calculate the compensation; and (iv) the identity of the parties paying and receiving the compensation, is intended to satisfy the alternative reporting option with respect to compensation of the Adviser that is reportable on Schedule C of the ERISA Plan’s Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings.  Potential Investors investing assets of Benefit Plans should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”) has been appointed as the administrator for the Fund and the Master Fund.  The Administrator provides day-to-day administrative services to the Fund and the Master Fund, including, but not limited to, the calculation of the NAV of the Fund on a monthly basis as of the close of the last business day of each calendar month, assistance in processing repurchases and other accounting services.  The Administrator also provides, among other services, support to the Fund’s and the Master Fund’s chief compliance officer, oversight of the Fund’s Board and the Master Fund’s board of directors meeting agenda, and assistance to the Fund and the Master Fund in connection with periodic SEC filings and communications with Investors and other persons.  The Administrator receives from the Fund the Administration Fee (as described under “Summary of Fund Expenses” in the Fund’s Prospectus) and will be entitled to reimbursement of certain out-of-pocket expenses incurred on behalf of the Fund.

BROKERAGE AND CUSTODY

U.S. Bank National Association (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board.  Assets of the Fund and Portfolio Funds are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212.

25

The portfolio managers generally will maintain custody of the assets of the Portfolio Funds they manage with one or more custodians or prime brokers.  The portfolio managers will allocate portfolio transactions to brokers selected by them; the Adviser has no discretion with respect to the selection of such brokers (other than to select brokers for direct investments made by the Fund in securities and to liquidate any redemption proceeds received by the Fund in kind).  In general, a Portfolio Fund is not required to obtain the lowest brokerage commission rates or combine or arrange orders to obtain the lowest brokerage rates on such Portfolio Fund’s brokerage business.  In general, portfolio managers have authority to consider, an may select brokers in consideration of such brokers’ provision or payment of the costs of research and other investment-management-related services as permitted by Section 28(e) of the United States Securities Exchange Act of 1934, as amended (i.e., “soft dollar” payments which are generally of benefit to the advisory accounts of the portfolio manager, although such services may not directly benefit the Portfolio Fund in which the Fund invests).  Moreover, some portfolio managers may receive soft dollar payments outside the scope of Section 28(e) (i.e., for uses other than for research or brokerage services).  The commission rates charged by brokers in the foregoing circumstances may be higher than those charged by other brokers who may not offer such services.

Subject to principles of “best execution” (as described herein), brokerage affiliates of the portfolio managers may execute a portion, and on occasion may execute a substantial portion, of the purchases and sales of securities for the portfolio of a Portfolio Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 125 High Street, Boston, MA 02110.

LEGAL COUNSEL

Bingham McCutchen LLP, Boston, Massachusetts, acts as legal counsel to the Fund.  No independent counsel has been retained to represent Investors in the Fund. Each Investor should consult with its own counsel as to the legal and tax aspects of an investment in the Fund and its suitability for such Investor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date hereof, the Adviser owns all of the Fund’s outstanding Units.

REPORTS TO INVESTORS

The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for Investors to complete U.S. Federal and state income tax or information returns, along with any other tax information required by law.  For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Portfolio Funds.  Given the number of Portfolio Funds, it is likely that one or more Portfolio Funds will delay in providing this information.  As a result, the Fund may be unable to provide tax information to Investors without significant delays and Investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

The Fund will also send to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31.

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FINANCIAL STATEMENTS

The Fund’s statement of assets and liabilities for the period ended August 20, 2012 and the Master Fund’s financial statements for the Master Fund the period ended March 31, 2012 and the registered public accountant’s reports thereon are set forth in the following pages.

27

SCS Hedged Opportunities (1099) Fund, LLC

STATEMENT OF ASSETS & LIABILITIES

August 20, 2012

Assets Cash	$ 100,100
Liabilities	$ -
Net assets	$ 100,100
Net Assets Consist of: Paid in capital (2,400,000 authorized shares)	$ 100,100
Net assets	$ 100,100
Net Asset Value, 4,004 shares issued	$ 25.00

The accompanying Notes to Financial Statements are an integral part of this statement.

28

SCS Hedged Opportunities (1099) Fund, LLC

Notes to Statement of Assets and Liabilities

August 20, 2012

1.	Organization
SCS Hedged Opportunities (1099) Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 17, 2012. The Fund has no operations through August 20, 2012 other than those relating to organizational matters and the sale of shares. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a closed-end, non-diversified management investment company that is registered under the 1940 Act. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds managed by portfolio managers with differing styles and strategies (“Portfolio Funds”).

The Fund and Master Fund are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Master Fund’s Board.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Organizational and Offering Costs
The Fund will incur organizational and offering costs. The Fund will expense all of its organizational costs in the first month of operations. The Fund will amortize its offering costs over its first twelve months of operations.

C. Income Taxes
The Fund intends to invest substantially all of its assets in the Master Fund. The Master Fund is, and intends to be treated as, a partnership for federal income tax purposes. As a result, the Master Fund does not, and does not expect to, pay any federal income taxes, and generally, the Fund should not have to pay federal income taxes when it receives distributions from the Master Fund. However, the Fund will be required to take into account on a current basis for each tax year its allocable share of the Master Fund’s ordinary income, expense, capital gains and losses, credits and other items, whether or not the Master Fund distributes any cash to the Fund. The Master Fund intends to invest in Portfolio Funds, which are generally expected to be treated as partnerships for federal income tax purposes, and it will be required to take into account on a current basis for each tax year its allocable share of income and gains earned by such Portfolio Funds. Therefore, as applicable, references below to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include the Master Fund and such Portfolio Funds, and, as applicable, the assets owned and the income earned by the Master Fund and such Portfolio Funds.

The Fund intends to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund to so qualify, it must meet an income and asset diversification test each year.

29

3.	Management and Performance Fees, Administration Fees and Custodian Fees
The Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000. The Fund may bear additional expenses relating to additional requirements specific to the Fund’s tax structure.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

4.	Subsequent Events
The Fund has evaluated all subsequent events through August 28, 2012, the date these financial statements were issued, and has not identified any subsequent events requiring financial statement disclosure as of August 28, 2012.

30

SCS Hedged Opportunities Master Fund, LLC

Statement of Assets & Liabilities

March 31, 2012

Assets
Investments in Portfolio Funds, at fair value (cost $58,033,843) (Notes 2D and 2E)	$59,689,380
Investment in exchange-traded fund, at fair value (cost $300,550)	292,821
Short term investment	2,544,871
Investment paid in advance	1,800,000
Receivable for investments sold	1,270,078
Other receivable	1,244
Total Assets	65,598,394

Liabilities
Investment advisory fee payable (Note 5)	778,932
Capital subscriptions received in advance	3,539,200
Directors fee payable (Note 6)	15,000
Audit and tax return fee payable	141,009
Legal fees payable	54,324
Accrued expenses and other liabilities	20,163
Total Liabilities	4,548,628
Net Assets	$61,049,766

Net Assets Consist of:
Paid in capital	$62,037,607
Accumulated net investment loss	(2,295,963)
Accumulated net realized loss	(339,686)
Net unrealized appreciation on investments	1,647,808

Net Assets	$61,049,766
Net Asset Value, 2,475,602 shares issued (unlimited shares authorized, no par value)	$24.66

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SCS Hedged Opportunities Master Fund, LLC
Statement of Operations
For the Year Ended March 31, 2012

Investment Income
Interest Income	$ 6

Expenses
Investment advisory fees (Note 5)	632,166
Offering costs (Note 2C)	115,294
Audit and tax return	137,000
Directors’ fees (Note 6)	135,000
Legal fees	75,000
Portfolio accounting and administration fees (Note 5)	71,353
Insurance expense	68,404
Custody fees	5,227
Transfer agent fees and expenses	5,000
Registration fees (Note 5)	3,527
Other expenses	21,559
Total Expenses	1,269,530
Net Investment Loss	(1,269,524)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments	(206,126)
Net realized loss on option contracts	(120,338)
Net change in unrealized appreciation on investments	74,885
Net Loss from Investment	(251,579)
Net Decrease in Net Assets Resulting from Operations	$(1,521,103)

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SCS Hedged Opportunities Master Fund, LLC Statement of Changes in Net Assets
	Year Ended March 31, 2012	Period Ended March 31, 2011
Change in Net Assets Resulting from Operations
Net investment loss	$(1,269,524)	$(1,026,439)
Net realized loss	(326,464)	(13,222)
Net change in unrealized appreciation on investments	74,885	1,572,923
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,521,103)	533,262
Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	30,603,604	31,549,003
Payments for shares redeemed	(115,000)	—
Net Increase in Net Assets Resulting from Capital Transactions	30,488,604	31,549,003
Net Increase in Net Assets	$28,967,501	$32,082,265
Net Assets, Beginning of Period	$32,082,265	$ 0
Net Assets, End of Period	$61,049,766	$32,082,265
Accumulated Net Investment Loss	$(2,295,963)	$(1,026,439)

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SCS Hedged Opportunities Master Fund, LLC Statement of Cash Flows For the Year Ended March 31, 2012
Cash Flows from Operating Activities
Investment income received	$ 6
Purchases of limited partnerships	(31,845,990)
Sales of limited partnerships	6,357,857
Purchases of investment securities	(1,079,356)
Sales of investment securities	753,121
Option contract transactions, net	(120,338)
Purchases of short term investments, net	(1,829,563)
Investments paid in advance	(1,800,000)
Expenses paid	(535,552)
Net Cash Used in Operating Activities	(30,099,815)
Cash Flows from Financing Activities
Proceeds from subscriptions	30,603,296
Distributions for redemptions	(115,000)
Proceeds from advance subscriptions	(388,481)
Net Received from Financing Activities	30,099,815
Net Decrease in Cash	—
Cash — Beginning of Period	—
Cash — End of Period	$ —
Reconciliation of Net Decrease in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$ (1,521,103)
Advance subscriptions to investments	(1,800,000)
Net realized loss on investments	326,464
Net change in unrealized depreciation on investments	(74,885)
Net decrease in prepaid offering costs	115,295
Net increase in investment advisory and management fees payable	600,354
Net increase in accrued expenses and other liabilities	18,329
Purchases of limited partnerships	(31,845,990)
Sales of limited partnerships	6,357,857
Purchases of investment securities	(1,079,356)
Sales of investment securities	753,121
Option contract transactions, net	(120,338)
Sales of short term investments, net	(1,829,563)
Net Cash Used in Operating Activities	$(30,099,815)

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SCS Hedged Opportunities Master Fund, LLC Notes to Financial Statements March 31, 2012

1.	Organization

SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds managed by portfolio managers with differing styles and strategies (“Portfolio Funds”).

The SCS Hedged Opportunities Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Fund”) pursues its investment objectives by investing substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective and substantially the same investment policies as the Master Fund (except that the Feeder Fund pursues its investment objectives by investing in the Master Fund).

The SCS Hedged Opportunities (TE) Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “TE Feeder Fund”, together with the “Feeder Fund” the “Feeder Funds”) pursues its investment objectives by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company. The Offshore Fund is not registered as an investment company under the Investment Company Act. The Offshore Fund in turn invests substantially all of its assets in the Master Fund. The TE Feeder Fund and Offshore Fund have the same investment objective and substantially the same investment policies as the Master Fund (except that they pursue their investment objectives by investing in the Master Fund).

The Master Fund and Feeder Funds are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Master Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Feeder Funds’ Board.

2.	Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Master Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Master Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Master Fund for its investments in the Portfolio Funds are not included in the Master Fund’s Statement of Operations or Financial Highlights.

35

C. Organizational and Offering Costs
The Master Fund incurred organizational and offering costs. The Master Fund expensed all of its organizational costs of $250,363 in the first two months of operations. The Master Fund had total offering costs of $271,405, which it amortized over its first twelve months of operations, $156,111 and $115,294 in the period ended March 31, 2011 and the year ended March 31, 2012, respectively.

D. Investments in Portfolio Funds
In accordance with the terms of the Master Fund’s Prospectus, the investments in the Portfolio Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds have the ability to suspend redemptions.

Certain Portfolio Funds incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund partnership agreement or other similar offering document.

The Portfolio Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Master Fund’s interest in the Portfolio Funds, such risks are limited to the Master Fund’s invested amount in each investee.

Of the Portfolio Funds listed on the Schedule of Investments, 17 were acquired during the year and 12 remained subject to lock-up periods expiring in one to three years from their respective purchase dates. Of these investments, 7 can be redeemed prior to the lock-up period for a penalty ranging from 1% to 5% of the redemption amount.

E. Investment Valuation
The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Master Fund’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board. At March 31, 2012 all Portfolio Funds were valued at their respective NAVs.

36

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

F. Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

G. Fair Value
The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

H. Income Taxes
The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of March 31, 2012, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

I. Indemnifications
Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent Accounting Pronouncement
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

37

3.	Investment Trasactions
For the year ended March 31, 2012, the Master Fund purchased (at cost) and sold interests (proceeds) in Portfolio Funds in the amount of $36,945,990 and $7,603,209 (excluding short-term securities), respectively. The Master Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $1,079,356 and $753,121 (excluding short-term securities), respectively. The Master Fund purchased (at cost) option contracts in the amount of $151,526. The Master Fund sold written option contracts (proceeds) in the amount of $31,188.

4.	Derivative Financial Instruments
The Master Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Master Fund’s results of operations and financial position.

The Master Fund occasionally purchases and sells (“writes”) put and call equity options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Master Fund for purchased options would be included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Master Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Master Fund for written options would be included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Master Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Master Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Master Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Master Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Master Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Master Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Master Fund may use derivatives in an attempt to achieve an economic hedge, the Master Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

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Transactions in purchased options contracts for the year ended March 31, 2012, are as follows:

Contracts
Outstanding at April 1, 2011	—
Options purchased	2,407
Options sold	—
Options expired	(2,407)
Outstanding at March 31, 2012	—

Transactions in written options contracts for the year ended March 31, 2012, are as follows:

	Contracts	Premiums
Outstanding at April 1, 2011	—	$ —
Options written	2,407	31,188
Options covered	—	—
Options expired	(2,407)	(31,188)
Outstanding at March 31, 2012	—	$ —

The average monthly market value of purchased and written options during the year ended March 31, 2012 were $12,667 and $3,504, respectively.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations. The financial statement treatment and impact can be found in the table below.

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2012:

Derivatives	Amount of Realized Gain (Loss) on Derivatives
Option Contracts:
Equity Risk	$(120,338)
Total	$(120,338)

5.	Management and Performance Fees, Administration Fees and Custodian Fees
The Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000.

The Master Fund has engaged U.S. Bank, N.A. to serve as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000.

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6.	Directors and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and each of the Feeder Fund’s and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund and the Feeder Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid (in the aggregate) by the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Master Fund or the Feeder Funds. Two of the Directors are employees of the Adviser and receive no compensation from the Master Fund or Feeder Funds for serving as Directors.

All of the Officers of the Master Fund and Feeder Funds are affiliated with the Adviser. Such Officers receive no compensation from the Master Fund or Feeder Funds for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

7.	Shareholder Transactions
The Master Fund from time to time may offer to repurchase Interests pursuant to written tenders by Investors. Any such repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Investors, on a quarterly basis, on or about March 31st, June 30th, September 30th, and December 31st of each year.

The Master Fund had 2,475,602 shares outstanding at March 31, 2012. The Master Fund has issued 1,256,681 shares through shareholder subscriptions during the period ended March 31, 2011. The Master Fund has issued 1,223,703 shares through shareholder subscriptions and redeemed 4,782 shares through shareholder redemptions during the year ended March 31, 2012.

As of March 31, 2012 the Feeder Fund and TE Feeder Fund owned 62.93% and 37.07% of the outstanding shares of the Master Fund, respectively.

8.	Risk Factors
Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Master Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Master Fund during or following periods of negative performance. Although the Master Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

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9.	Fair Value of Financial Instruments
The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1— Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Master und utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period, which results in significant unobservable inputs as of the reporting date.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Master Fund’s investments as of March 31, 2012;

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
U.S. Investment Companies(a)	$ —	$—	$59,689,380	$59,689,380
Exchange-Traded Fund	292,821	—	—	292,821
Short-Term Investments(b)	2,544,871	—	—	2,544,871
Total Investments	$2,837,692	$—	$59,689,380	$62,527,072
___________________
(a)	All other strategy classifications are identified in the Schedule of Investments.
(b)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of April 1, 2011	$30,444,426
Accrued discounts/premiums	—
Realized gain (loss)	(180,442)
Change in unrealized appreciation (depreciation)	82,615
Net purchases (sales)	29,342,781
Transfers in and/or out of Level 3	—
Balance as of March 31, 2012	$59,689,380

During the year ended March 31, 2012, there were no transfers between Level 1 and Level 2.

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10.	Subsequent Events

The Fund has evaluated all subsequent events through May 25, 2012, the date these financial statements were issued, and has not identified any subsequent events requiring financial statement disclosure as of May 25, 2012.

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Page

ANNEX A

SCS CAPITAL MANAGEMENT, LLC PROXY VOTING POLICY AND PROCEDURES

SCS Capital Management - Compliance and Supervisory Manual

Proxy Voting Policy

Policy Statement

Proxy materials (“proxies”) entitle a shareholder of a publicly traded security or mutual fund to vote on shareholder proposals, election of directors and other matters requiring shareholder votes. Unless otherwise specifically directed by a client in writing, SCS is responsible for voting client proxies in the best interest of its clients. In the ordinary course, this entails voting proxies in a way which SCS believes will maximize the value of each portfolio’s holdings over the applicable investment period.

SCS will generally be hiring third party managers to invest client’s assets and therefore will not typically be in receipt of proxy or offering materials. However, in some cases, such as prior to the selection of a third party manager, or in the case of mutual funds, SCS may be responsible for voting client proxies. In these cases the voting process should be viewed as an investment decision and therefore subject to the same fiduciary responsibility. Conflicts of interest can arise when SCS or any of its employees has a financial, business or personal relationship with the issuer of a proxy proposal for a security held in a client account. All conflicts of interest are resolved in the best interest of clients.

Responsibility

The Chief Investment Officer or his or her designee is responsible for ensuring that all proxies are voted in a manner consistent with the client’s best interests.

Procedures

The Chief Investment Officer or his or her designee must promptly review proxy or similar materials received by SCS. If it is determined that the materials were received in error the Client Advisor must notify the custodian and forward the materials to the responsible party on the same business day or as soon as reasonably practical. If it is determined to be the responsibility of SCS, then the Chief Investment Officer must verify the holdings of the client, that the client is eligible to vote and immediately record the following details (if they are not summarized on the document received):

1.	Security
2.	Description of the action or vote required
3.	Client Account(s)
4.	Date Received
5.	Action Deadline

The Chief Investment Officer shall vote proxies related to securities or funds held by any client in a manner that SCS believes to be in the best interest of the client. The Chief Investment Officer shall consider factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. The Chief Investment Officer shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

A-1

SCS may delegate its responsibilities under this Proxy Voting Policy to a third party, provided that SCS retains final authority and fiduciary responsibility for proxy voting. If SCS delegates its responsibilities, SCS shall oversee the delegate’s compliance with this Proxy Voting Policy.

This Proxy Voting Policy is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, SCS generally votes proxies in accordance with management’s recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, SCS may from time to time vote proxies against management recommendations.

Conflicts of Interest
If the Chief Investment Officer determines that there is a potential conflict of interest, the Chief Investment Officer will notify the Chief Compliance Officer. The CCO shall resolve any conflict in a manner that is in the collective best interest of SCS’ clients.

Exceptions/ Limitations
SCS may abstain from voting a client proxy: (i) if SCS considers that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant, or (ii) for cost reasons (e.g., costs associated with voting proxies of non-US securities) after weighting the costs and benefits of voting proxy proposals.

In addition, SCS may take into consideration client investment restrictions or written directions from clients, and in the case of an ERISA client, SCS’ duty of loyalty and prudence, compliance with the plan documents, and prohibited transactions restrictions.

Disclosure
SCS will provide to each client a summary of its Proxy Voting Policy and procedures in its Form ADV that includes a statement describing how the client may obtain information about how each proxy has been voted within that client’s account. In the event that SCS becomes affiliated with any publicly traded company or mutual fund company and is responsible for voting a proxy of behalf of a client account, SCS will first notify its clients of the potential conflict and provide details of the procedures that have been adopted to deal with proxy voting conflict situations.

Books and Records

SCS will retain the following documentation regarding proxy voting on behalf of clients:

•	Documented policies and procedures for voting proxies
•	Copies of any proxy statements received
•	A record of each vote cast on behalf of a client
•	A copy of any document by SCS that was material to making a decision on how to vote
•	A copy of any client request for information on how SCS voted on behalf of the client along with any response

The Chief Investment Officer or his or her designee will note on the cover page of the proxy how SCS voted on each issue. The proxy will then be filed in the proper client’s file and become part of the records of SCS. All documentation relating to resolution of any conflict of interest will be maintained. A copy of any written request from a client for information on SCS’ proxy voting for the client’s account and a copy of any written response will also be maintained by the Client Advisor.

2

PART C

OTHER INFORMATION

Item 25.       Financial Statements and Exhibits

(1)	Financial Statements (2)
Part A: Not applicable.
Part B: Not applicable.
(2)	Exhibits
(a)	Limited Liability Company Agreement (1)
(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.
(e)	Form of Automatic Dividend Reinvestment Plan (1)
(f)	Not applicable.
(g)	Form of Investment Advisory Agreement between the Registrant and SCS Capital Management, LLC (1)
(h)
Services Agreement between SCS Hedged Opportunity Fund, LLC and Quasar Distributors, LLC, as amended by the First Amended to the Services Agreement, and as further amended by the Second Amendment to the Services Agreement to add the Registrant  (1)

(i)	Not applicable.
(j)	Custodian Agreement between the Registrant and U.S. Bank National Association (1)
(k)(1)
Amended and Restated Servicing Agreement, among the Registrant, SCS Hedged Opportunities Fund, LLC, SCS Hedged Opportunities (TE) Fund, LLC and SCS Hedged Opportunities Fund, LDC, SCS Hedged Opportunities Master Fund, LLC, SCS Capital Management, LLC, and U.S. Bancorp Fund Services, LLC (1)

(k)(2)	Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (1)
(k)(3)	Form of Amended Expense Limitation Agreement (1)
(l)	Opinion and Consent of Counsel to the Registrant (3)
(m)	Not applicable.
(n)	Not applicable.
(o)	Consent of Independent Registered public Accounting Firm (2)

(p)	Form of Subscription Agreement (2)
(q)	Not applicable.
(r)(1)	Code of Ethics of the Registrant (1)
(r)(2)	Code of Ethics of the Adviser (1)
(s)(1)	Power of Attorney of certain of the Registrant’s Directors (1)
(s)(2)	Power of Attorney of Joseph McCuine (1)

(1)           Incorporated by reference is  to Pre-effective Amendment No. 1 to the Fund’s registration statement on Form N-2 as filed with the SEC on July 12, 2012.

(2)           Filed herewith.

(3)           To be filed by amendment.

Item 26.	Marketing Arrangements

Reference is made to the Services Agreement between SCS Hedged Opportunity Fund, LLC and Quasar Distributors, LLC, as amended by the First Amended to the Services Agreement, and as further amended by the Second Amendment to the Services Agreement to add the Registrant, for the offering of Registrant’s limited liability company interests.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$6,876
Printing (other than certificates)	---
Accounting fees and expenses	$3,000
Legal fees and expenses	$85,000
Miscellaneous	$1,124
Total	$96,000

Item 28.	Persons Controlled by or under Common Control with the Registrant

After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by SCS Capital Management, LLC, the adviser of the Registrant (the “Adviser”).  Information regarding the ownership of the Adviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (File No. 801-61448).

Item 29.	Number of Holders of Shares

As of August 20, 2012:

Title of Class	Number of Record Holders
Limited Liability Company Units	2 (THE REGISTRANT ANTICIPATES THAT AS A RESULT OF THE PRIVATE OFFERING OF INTERESTS THERE WILL BE MORE THAN 100 RECORD HOLDERS OF SUCH INTERESTS IN THE FUTURE.)

Item 30.	Indemnification

Reference is made to Section 3.8 of the Registrant’s Limited Liability Company Agreement (the “LLC Agreement”). The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant, in conjunction with the Adviser, the Registrant’s Directors, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.”

The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-61448).

Item 32.	Location of Accounts and Records

The Administrator maintains certain required accounting related and financial books and records of the Registrant at 777 East Wisconsin Ave, Milwaukee, WI 53202.  The other required books and records are maintained by the Adviser, at One Winthrop Square, Boston, MA 02110.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not Applicable

(3)  Not Applicable

(4)  The Registrant undertakes:

(a)   to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) and to include any material information with respect to any plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b)  that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)  that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)  that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:  (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;  (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and  (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)  If applicable:

(a)  for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)  for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)  Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 31st day of August, 2012.

SCS HEDGED OPPORTUNITIES (1099) FUND, LLC

By:	/s/ Peter H. Mattoon
Peter H. Mattoon
Chief Executive Officer and a President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 31st day of August 2012.

Signature	Title

/s/ Peter H. Mattoon
Peter H. Mattoon	President and Chief Executive Officer, Director

*
Joseph McCuine	Chief Financial Officer, Director

*
James F. Orr	Director

*
Edmond D. Villani	Director

*
Peter A. Lombard	Director

*By:	/s/ Peter H. Mattoon
Peter H. Mattoon
as Attorney-in-Fact

SIGNATURES

SCS Hedged Opportunities Master Fund, LLC  has duly caused this amendment to the registration statement of SCS Hedged Opportunities (1099) Fund, LLC to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 31st day of August, 2012.

SCS HEDGED OPPORTUNITIES MASTER FUND, LLC

By:	/s/ Peter H. Mattoon
Peter H. Mattoon
Chief Executive Officer and a President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title

/s/ Peter H. Mattoon
Peter H. Mattoon	President and Chief Executive Officer, Director

*
Joseph McCuine	Chief Financial Officer, Director

*
James F. Orr	Director

*
Edmond D. Villani	Director

*
Peter A. Lombard	Director

*By:	/s/ Peter H. Mattoon
Peter H. Mattoon
as Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description of Exhibit

(o)	Consent of Independent Registered public Accounting Firm
(p)	Form of Subscription Agreement